BofA FUNDS SERIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

October 1, 2011

Fund
BofA Cash Reserves
Institutional Capital Shares: BOIXX
BofA Connecticut Municipal Reserves
Capital Class Shares: BOCXX	Investor Class Shares: BONXX
BofA Government Plus Reserves
Daily Class Shares: BOTXX	Investor Class Shares: BOPXX	Investor II Class Shares: BOGXX
BofA Massachusetts Municipal Reserves
Capital Class Shares: BOMXX	Investor Class Shares: BOSXX
BofA Municipal Reserves
Institutional Capital Shares: BORXX
BofA New York Tax-Exempt Reserves
Investor Class Shares: BOYXX
BofA Treasury Reserves
Institutional Capital Shares: BOUXX

This Statement of Additional Information (SAI) is not a prospectus, is not a substitute for reading any prospectus and is intended to be read in conjunction with a Fund’s current prospectus. The most recent annual reports for the Funds, which include the Funds’ audited financial statements dated August 31, 2010, and the most recent semi-annual reports for the Funds, which include the Funds’ unaudited financial statements dated February 28, 2011, are incorporated by reference into this SAI.

Copies of the Funds’ current prospectuses and annual and semi-annual reports may be obtained without charge by writing Boston Financial Data Services, Inc., P.O. Box 8723, Boston, MA 02266-8723, by calling BofA Funds at 888.331.0904 or by visiting the BofA Funds’ website at www.bofacapital.com.

INT-39/164802-0911

SAI PRIMER

The SAI is a part of the Funds’ registration statement that is filed with the SEC. The registration statement includes the Funds’ prospectuses, the SAI and certain exhibits. The SAI, and any supplements to it, can be found online at www.bofacapital.com, or by accessing the SEC’s website at www.sec.gov.

The SAI generally provides additional information about the Funds that is not required to be in the Funds’ prospectuses. The SAI expands discussions of certain matters described in the Funds’ prospectuses and provides certain additional information about the Funds that may be of interest to some investors. Among other things, the SAI provides information about:

•	the organization of the Trust;

•	the Funds’ investments;

•	the Funds’ investment advisor and other service providers, including roles and relationships of Bank of America and its affiliates, and conflicts of interest;

•	the governance of the Funds;

•	the Funds’ brokerage practices;

•	the share classes offered by the Funds;

•	the purchase, redemption and pricing of Fund shares; and

•	the application of U.S. federal income tax laws.

Investors may find this information important and helpful. If you have any questions about the Funds, please call BofA Funds at 888.331.0904 (individual investors) or 800.353.0828 (institutional investors) or contact your financial advisor.

Before reading the SAI, you should consult the Glossary below, which defines certain of the terms used in the SAI.

Glossary

1933 Act	Securities Act of 1933, as amended

1934 Act	Securities Exchange Act of 1934, as amended

1940 Act	Investment Company Act of 1940, as amended

Administration Agreement	The administration agreement between the Trust, on behalf of the Funds, and the Administrator

Administrator	BofA Advisors, LLC

Advisor	BofA Advisors, LLC

BANA	Bank of America, National Association

Bank of America	Bank of America Corporation

Glossary

BFDS/DST	Boston Financial Data Services, Inc./DST Systems, Inc.

Board	The Trust’s Board of Trustees

BofA Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor, as that term is defined under Item 17 of Form N-1A

BofA Funds or BofA Funds Family	The fund complex that is comprised of the open-end investment management companies advised by the Advisor or its affiliates and principally underwritten by the Distributor

California Tax-Exempt Reserves	BofA California Tax-Exempt Reserves

Cash Reserves	BofA Cash Reserves

CFST Predecessor Funds	Columbia California Tax-Exempt Reserves, Columbia Cash Reserves, Columbia Connecticut Municipal Reserves, Columbia Government Plus Reserves, Columbia Government Reserves, Columbia Massachusetts Municipal Reserves, Columbia Money Market Reserves, Columbia Municipal Reserves, Columbia New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves and Columbia Treasury Reserves, all of which were series of Columbia Funds Series Trust

CMOs	Collateralized mortgage obligations

Code	Internal Revenue Code of 1986, as amended

Code of Ethics	The code of ethics adopted by the Board pursuant to Rule 17j-1 under the 1940 Act

Columbia Funds Complex	The mutual fund complex that is comprised of the open-end investment management companies advised by Columbia Management Investment Advisers, Inc. or its affiliates and principally underwritten by Columbia Management Investment Distributors, Inc., and prior to January 1, 2010 included the CFST Predecessor Funds

Connecticut Municipal Reserves	BofA Connecticut Municipal Reserves

Custodian or State Street	State Street Bank and Trust Company

Distribution Agreement	The distribution agreement between the Trust, on behalf of the Funds, and the Distributor

Distribution Plan(s)	One or more of the plans adopted by the Board pursuant to Rule 12b-1 under the 1940 Act for the distribution of the Funds’ shares

Distributor	BofA Distributors, Inc.

FDIC	Federal Deposit Insurance Corporation

FHLMC	The Federal Home Loan Mortgage Corporation

Fitch	Fitch, Inc.

FNMA	Federal National Mortgage Association

The Fund(s) or a Fund	One or more of the open-end management investment companies listed on the front cover of this SAI that are series of the Trust

Glossary

Government Reserves	BofA Government Reserves

Government Plus Reserves	BofA Government Plus Reserves

GNMA	Government National Mortgage Association

Independent Trustees	The Trustees of the Board who are not “interested persons” (as defined in the 1940 Act) of the Funds

Interested Trustee	The Trustee of the Board who is an “interested person” (as defined in the 1940 Act) of the Funds

Investment Advisory Agreement	The investment advisory agreement between the Trust, on behalf of the Funds, and the Advisor

IRS	United States Internal Revenue Service

LIBOR	London Interbank Offered Rate

Massachusetts Municipal Reserves	BofA Massachusetts Municipal Reserves

Merrill Lynch	Merrill Lynch & Co., Inc.

MLPF&S	Merrill Lynch, Pierce, Fenner & Smith Incorporated

Money Market Fund(s)	One or more of the money market funds in the BofA Funds Family

Money Market Reserves	BofA Money Market Reserves

Moody’s	Moody’s Investors Service, Inc.

Municipal Reserves	BofA Municipal Reserves

NASDAQ	National Association of Securities Dealers Automated Quotations system

New York Tax-Exempt Reserves	BofA New York Tax-Exempt Reserves

NRSRO	Nationally recognized statistical ratings organization (such as Moody’s, Fitch or S&P)

NSCC	National Securities Clearing Corporation

NYSE	New York Stock Exchange

REIT	Real estate investment trust

REMIC	Real Estate Mortgage Investment Conduit

S&P	Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. (“Standard & Poor’s” and “S&P” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advisor. The BofA Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the BofA Funds).

SAI	This Statement of Additional Information

Glossary

SEC	United States Securities and Exchange Commission

Selling Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a sales support agreement with the Distributor

Servicing Agent(s)	One or more of the banks, broker/dealers or other financial institutions that have entered into a shareholder servicing agreement with the Distributor

Tax-Exempt Reserves	BofA Tax-Exempt Reserves

Transfer Agency Agreement	The transfer agency agreement between the Trust, on behalf of the Funds, and Boston Financial Data Services, Inc.

Transfer Agent	Boston Financial Data Services, Inc.

Treasury Reserves	BofA Treasury Reserves

The Trust or BFST	BofA Funds Series Trust, the registered investment company in the BofA Funds Family to which this SAI relates

Trustee(s)	One or more of the Board’s Trustees

ABOUT THE TRUST

The Trust is a registered investment company under the 1940 Act within the BofA Funds Family. The Trust was organized as a Delaware statutory trust on November 19, 2009. On December 31, 2009 (the Reorganization Date), each of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Government Plus Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves acquired all assets and assumed all liabilities of, respectively, its corresponding CFST Predecessor Fund. For periods prior to and including December 31, 2009, the performance and financial information shown for each Fund is the performance and financial information of the corresponding CFST Predecessor Fund.

On or about May 1, 2010, the names of the BofA Funds were changed as follows: Columbia California Tax-Exempt Reserves to BofA California Tax-Exempt Reserves, Columbia Cash Reserves to BofA Cash Reserves, Columbia Government Reserves to BofA Government Reserves, Columbia Money Market Reserves to BofA Money Market Reserves, Columbia Municipal Reserves to BofA Municipal Reserves, Columbia New York Tax-Exempt Reserves to BofA New York Tax-Exempt Reserves, Columbia Tax-Exempt Reserves to BofA Tax-Exempt Reserves, Columbia Treasury Reserves to BofA Treasury Reserves, Columbia Government Plus Reserves to BofA Government Plus Reserves, Columbia Connecticut Municipal Reserves to BofA Connecticut Municipal Reserves, and Columbia Massachusetts Municipal Reserves to BofA Massachusetts Municipal Reserves.

Columbia Funds Series Trust, of which each CFST Predecessor Fund was a series (the CFST Predecessor Trust), was organized as a Delaware business trust, a form of entity now known as a statutory trust, on October 22, 1999. On September 26, 2005, the CFST Predecessor Trust changed its name from Nations Funds Trust to Columbia Funds Series Trust (CFST).

On or about that same day, the names of certain of the CFST Predecessor Funds were changed as follows: Nations California Tax-Exempt Reserves to Columbia California Tax-Exempt Reserves, Nations Cash Reserves to Columbia Cash Reserves, Nations Government Reserves to Columbia Government Reserves, Nations Money Market Reserves to Columbia Money Market Reserves, Nations Municipal Reserves to Columbia Municipal Reserves, Nations New York Tax-Exempt Reserves to Columbia New York Tax-Exempt Reserves, Nations Tax-Exempt Reserves to Columbia Tax-Exempt Reserves, Nations Treasury Reserves to Columbia Treasury Reserves.

Prior to November 21, 2005 (the Government Plus Reorganization Date), Government Plus Reserves was organized as a series of the Galaxy Fund, a Massachusetts business trust (the Predecessor Trust). Prior to November 23, 2005 (the Reorganization Date), Connecticut Municipal Reserves and Massachusetts Municipal Reserves were organized as series of the Predecessor Trust. The chart below indicates the series of the Predecessor Trust (the Predecessor Funds) that are the accounting survivors of the BofA Funds, as applicable.

Fund	Predecessor Fund(s)
Connecticut Municipal Reserves	Galaxy Connecticut Municipal Money Market Fund
Massachusetts Municipal Reserves	Galaxy Massachusetts Municipal Money Market Fund
Government Plus Reserves	Galaxy Institutional Government Money Market Fund Galaxy Government Money Market Fund

Each of the BofA Funds in the Trust represents a separate series of the Trust and, except for California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, is an open-end diversified management investment company. Each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves is an open-end non-diversified management investment company. Each of the Funds has a fiscal year end of August 31st.

Prior to August 2006, California Tax-Exempt Reserves, Cash Reserves, Government Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves and Treasury Reserves had a fiscal year end of March 31st. Prior to August 2006, Connecticut Municipal Reserves and Massachusetts Municipal Reserves had a fiscal year end of May 31st. Prior to August 2006, Government Plus Reserves had a fiscal year end of October 31st.

ABOUT THE FUNDS’ INVESTMENTS

The investment objective, principal investment strategies (i.e., as used in this SAI and the corresponding prospectuses, a strategy which generally involves the ability to invest 10% or more of a Fund’s total assets) and related principal investment risks for each Fund are discussed in each Fund’s prospectuses.

Certain Investment Activity Limits

The overall investment and other activities of the Advisor and its affiliates may limit the investment opportunities for each Fund in certain markets where limitations are imposed by regulators upon the amount of investment by affiliated investors, in the aggregate or in individual issuers. From time to time, each Fund’s activities also may be restricted because of regulatory restrictions applicable to the Advisor and its affiliates and/or because of their internal policies. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Fundamental and Non-Fundamental Investment Policies

The following discussion of “fundamental” and “non-fundamental” investment policies and limitations for each Fund supplements the discussion of investment policies in the Funds’ prospectuses. A fundamental policy may only be changed with Board and shareholder approval. A non-fundamental policy may be changed by the Board and does not require shareholder approval, but may require notice to shareholders in certain instances.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding an investment standard, compliance with such percentage limitation or standard will be determined solely at the time of the Fund’s acquisition of such security or asset. Accordingly, a Fund’s actual portfolio holdings may, from time to time, exceed such percentage limitations or standards. Borrowings and other instruments that may give rise to leverage are monitored on an ongoing basis.

Fundamental Investment Policies

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

1.	Each Fund may not underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (i) in connection with the disposition of a portfolio security; or (ii) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund’s ability to invest in securities issued by other registered management investment companies.

2.	Each Fund may not purchase or sell real estate, except each Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate.

3.	Each Fund may not purchase or sell commodities, except that each Fund may, to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts. This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

4.

Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to Cash Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

5.	Each Fund may not make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

6.	Each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

7.	Each Fund, except Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves, may not purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (i) up to 25% of its total assets may be invested without regard to these limitations; and (ii) a Fund’s assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

8.	Under normal circumstances,

•	Municipal Reserves will invest at least 80% of its assets in securities that pay interest exempt from federal income tax, other than the federal alternative minimum tax.

•

Massachusetts Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Massachusetts municipal securities, which are securities issued by or on behalf of the Commonwealth of Massachusetts and other government issuers (and may include issuers located outside Massachusetts) and that pay interest which is exempt from both federal regular income tax and Massachusetts individual income tax (“Massachusetts Municipal Securities”).

•

Connecticut Municipal Reserves will invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut municipal securities, which are securities issued by or on behalf of the State of Connecticut and other governmental issuers (and may include issuers located outside Connecticut) and that pay interest which is exempt from both federal regular income tax and the Connecticut state income tax on individuals, trusts and estates.

Non-Fundamental Investment Policies

1.	The Funds may not purchase securities of other investment companies except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. If shares of a Fund are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, for so long as shares of the Fund are held by such fund, the Fund will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

2.	Each Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund may acquire illiquid securities in a reorganization transaction involving another registered investment company, provided such transaction does not result in a material increase in the percentage of its assets that is illiquid.

3.	The Funds may not sell securities short, except as permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.	Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves may not purchase securities of any one issuer (other than U.S. Government obligations and securities of other investment companies) if, immediately following such purchase, more than 25% of the value of a Fund’s total assets would be invested in the securities of one issuer, and with respect to 50% of such Fund’s total assets, more than 5% of its assets would be invested in the securities of one issuer.

5.	To the extent a Fund is subject to Rule 35d-1 under the 1940 Act (the Names Rule), and does not otherwise have a fundamental investment policy in place to comply with the Names Rule, it has adopted the following non-fundamental policy: Shareholders will receive at least 60 days’ notice of any change to a Fund’s investment objective or principal investment strategies made in order to comply with the Names Rule. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Permissible Investments and Related Risks

Each Fund’s prospectuses identify and summarize the individual types of securities in which the Fund invests as part of its principal investment strategies and the principal risks associated with such investments.

The table below identifies for each Fund certain types of securities in which it is permitted to invest, including certain types of securities that are described in each Fund’s prospectuses. A Fund generally has the ability to invest 10% or more of its total assets in each type of security described in its prospectuses (and in each sub-category of such security described in this SAI). To the extent that a type of security identified below for a Fund is not described in a Fund’s prospectuses (or as a sub-category of such security type in this SAI), the Fund generally invests less than 10% of the Fund’s total assets in such security type.

Information about individual types of securities (including certain of their associated risks) in which some or all of the Funds may invest is set forth below. Each Fund’s investment in these types of securities is subject to its investment objective and fundamental and non-fundamental investment policies. Given that the Funds are money market funds, each Fund’s investments in securities are subject to the limitations set forth in Rule 2a-7 under the 1940 Act.

Temporary Defensive Positions

A Fund may temporarily hold cash while it is investing defensively. It may do so without limit, when the Advisor: (i) believes that the market conditions are not favorable for profitable investing; (ii) is unable to locate favorable investment opportunities; or (iii) determines that a temporary defensive position is advisable or necessary in order to meet anticipated redemption requests, or for other reasons. While a Fund engages in such strategies, it may not achieve its investment objective.

Permissible Fund Investments

Investment Type	Cash Reserves		Connecticut Municipal Reserves	Government Plus Reserves	Massachusetts Municipal Reserves	Municipal Reserves	New York Tax-Exempt Reserves	Treasury Reserves
Asset-Backed Securities	✓

Bank Obligations (Domestic and Foreign)		✓	✓	✓	✓	✓	✓	✓

Corporate Debt Securities		✓	✓	✓	✓	✓	✓	✓

Derivatives		✓	✓	✓	✓	✓	✓	✓

Index or Linked Securities (Structured Products)		✓	✓	✓	✓	✓	✓	✓

Foreign Securities		✓

Guaranteed Investment Contracts (Funding Agreements)		✓	✓		✓	✓	✓

Illiquid Securities		✓	✓	✓	✓	✓	✓	✓

Investments in Other Investment Companies		✓	✓	✓	✓	✓	✓	✓

Money Market Instruments		✓	✓	✓	✓	✓	✓	✓

Mortgage-Backed Securities		✓		✓

Municipal Securities		✓	✓		✓	✓	✓

Participation Interests		✓	✓		✓	✓	✓

Private Placement and Other Restricted Securities		✓	✓	✓	✓	✓	✓

Repurchase Agreements		✓	✓	✓	✓	✓	✓	✓

Reverse Repurchase Agreements		✓	✓	✓	✓	✓	✓	✓

Stripped Securities		✓	✓	✓	✓	✓	✓	✓

U.S. Government and Related Obligations		✓	✓	✓	✓	✓	✓	✓

Variable- and Floating-Rate Obligations		✓	✓	✓	✓	✓	✓	✓

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities		✓	✓	✓	✓	✓	✓	✓

Asset-Backed Securities

Asset-backed securities represent interests in, or are backed by, pools of receivables such as credit card, auto, student and home equity loans, or securities, backed by these types of loans and others such as mortgage loans. They may also be backed, in turn, by securities backed by these types of loans and others, such as mortgage loans. Such securities entitle the security holders to receive distributions that are tied to the payments made on the underlying assets (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying assets effectively pass through to such security holders. Asset-backed securities typically are created by an originator of loans or owner of accounts receivable that sells such underlying assets to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying assets, and have a minimum denomination and specific term. Asset-backed securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. One example of an asset-backed security is a structured investment vehicle (SIV). A SIV is an investment vehicle which buys high rated, long-dated assets using funding from a combination of commercial paper, medium-term notes and capital notes.

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

Declining or low interest rates may lead to a more rapid rate of repayment on the underlying assets, resulting in accelerated payments on asset-backed securities that then would be reinvested at a lesser rate of interest. Rising or high interest rates tend to lead to a slower rate of repayment on the underlying assets, resulting in slower than expected payments on asset-backed securities that can, in turn, lead to a decline in value. The impact of changing interest rates on the value of asset-backed securities may be difficult to predict and result in greater volatility. Holders of asset-backed securities generally have no recourse against the originator of the underlying assets in the event of a default on the underlying assets. Credit Risk reflects the risk that a holder of asset-backed securities, backed by pools of receivables such as mortgage loans, may not receive all or part of its principal because the issuer, any credit enhancer and/or an underlying obligor has defaulted on its obligations. Credit risk is increased for asset-backed securities that are subordinated to another security (i.e., if the holder of an asset-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be.

Bank Obligations (Domestic and Foreign)

Bank obligations include certificates of deposit, banker’s acceptances, time deposits and promissory notes that earn a specified rate of return and may be issued by (i) a domestic branch of a domestic bank, (ii) a foreign branch of a domestic bank, (iii) a domestic branch of a foreign bank or (iv) a foreign branch of a foreign bank. Bank obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Certificates of deposit, or so-called CDs, typically are interest-bearing debt instruments issued by banks and have maturities ranging from a few weeks to several years. Bankers’ acceptances are time drafts drawn on and accepted by banks, are a customary means of effecting payment for merchandise sold in import-export transactions and are a general source of financing. Yankee dollar certificates of deposit are negotiable CDs issued in the United States by branches and agencies of foreign banks. Eurodollar certificates of deposit are CDs issued by foreign (mainly European) banks with interest and principal paid in U.S. dollars. Such CDs typically have maturities of less than two years and have interest rates that typically are pegged to the London Interbank Offered Rate or LIBOR. A time deposit can be either a savings account or CD that is an obligation of a financial institution for a fixed term. Typically, there are penalties for early withdrawals of time deposits. Promissory notes are written commitments of the maker to pay the payee a specified sum of money either on demand or at a fixed or determinable future date, with or without interest.

Bank investment contracts are issued by banks. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of a bank. The bank then credits to the Fund payments at floating or fixed interest rates. A Fund also may hold funds on deposit with its custodian for temporary purposes.

Investing in bank obligations is subject to certain risks. Certain bank obligations, such as some CDs, are insured by the FDIC up to certain specified limits. Many other bank obligations, however, are neither guaranteed nor insured by the FDIC or the U.S. Government. These bank obligations are “backed” only by the creditworthiness of the issuing bank or parent financial institution. Domestic and foreign banks are subject to different governmental regulation. Accordingly, certain obligations of foreign banks, including Eurodollar and Yankee dollar obligations, involve different investment risks than those affecting obligations of domestic banks, including, among others, the possibilities that: (i) their liquidity could be impaired because of political or economic developments; (ii) the obligations may be less marketable than comparable obligations of domestic banks; (iii) a foreign jurisdiction might impose withholding and other taxes at high levels on interest income; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions such as exchange controls may be imposed, which could adversely affect the payment of principal or interest on those obligations; (vi) there may be less publicly available information concerning foreign banks issuing the obligations; and (vii) the reserve requirements and accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to domestic banks. Foreign banks generally are not subject to examination by any U.S. Government agency or instrumentality.

Corporate Debt Securities

Corporate debt securities include fixed income securities issued by businesses to finance their operations. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their interest rates, maturity dates and secured or unsecured status. Commercial paper has the shortest term and usually is unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. The category also includes bank loans, as well as assignments, participation and other interests in bank loans. Corporate debt securities may be rated investment grade or below investment grade, may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. At the time of purchase, a Fund, as a money market fund, generally invests in high quality corporate debt securities that have received a rating in one of the two highest short-term rating categories from at least two NRSROs. However, a Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Fund. Like all Fund investments, a Fund may purchase unrated instruments only if they are purchased in accordance with Rule 2a-7 under the 1940 Act as well as the Funds’ procedures for complying with Rule 2a-7. In the event that a portfolio security of a Fund is subject to a credit rating downgrade, the Advisor and the Board consider all circumstances deemed relevant in determining whether to continue to hold the security.

Extendible commercial notes (ECNs) are very similar to commercial paper except that with ECNs, the issuer has the option to extend the notes’ maturity. ECNs are issued at a discount rate, with an initial redemption of not more than 90 days from the date of issue. If ECNs are not redeemed by the issuer on the initial redemption date, the issuer will pay a premium (step-up) rate based on the ECN’s credit rating at the time.

Because of the wide range of types and maturities of corporate debt securities, as well as the range of creditworthiness of issuers, corporate debt securities can have widely varying risk/return profiles. For example, commercial paper issued by a large established domestic corporation that is rated by an NRSRO as investment grade may have a relatively modest return on principal but present relatively limited risk. On the other hand, a long-term corporate note issued, for example, by a small foreign corporation from an emerging market country that has not been rated by an NRSRO may have the potential for relatively large returns on principal but carries a relatively high degree of risk.

Investing in corporate debt securities is subject to certain risks including, among others, credit and interest rate risk. Credit risk is the risk that a Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it becomes due. Some corporate debt securities that are rated below investment grade by an NRSRO generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than and, therefore, may be paid in full before, lower ranking (subordinated) securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than do corporate debt securities with shorter terms.

Derivatives

General

Derivatives are financial instruments whose values are based on (or “derived” from) traditional securities (such as a stock or a bond), assets (such as a commodity, like gold), reference rates (such as LIBOR) or market indices (such as the S&P 500® Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indices, are traded on regulated exchanges. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Non-standardized derivatives, on the other hand, tend to be more specialized or complex, and may be harder to value. Derivatives afford leverage and, when used properly, can enhance returns and be useful in hedging portfolios. Some common types of derivatives include futures; options; options on futures; forward foreign currency exchange contracts; forward contracts on securities and securities indices; linked securities and structured products; CMOs; stripped securities; warrants; swap agreements and swaptions.

A Fund, as applicable, may use derivatives for a variety of reasons, including, for example: (i) to enhance its return; (ii) to attempt to protect against possible changes in the market value of securities held in or to be purchased for its portfolio resulting from securities markets or currency exchange rate fluctuations (i.e., to hedge); (iii) to protect its unrealized gains reflected in the value of its portfolio securities; (iv) to facilitate the sale of such securities for investment purposes; (v) to reduce transaction costs; and/or (vi) to manage the effective maturity or duration of its portfolio.

A Fund’s use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, asset, index or reference rate, which may be magnified by certain features of the derivatives. These risks are heightened when a Fund uses derivatives to enhance its return or as a substitute for a position or security, rather than solely to hedge or offset the risk of a position or security held by a Fund. There is also a risk that the derivative will not correlate well with the security for which it is substituting. A Fund’s use of derivatives to leverage risk also may exaggerate a loss, potentially causing a Fund to lose more money than if it had invested in the underlying security, or limit a potential gain. The success of management’s derivative strategies will depend on its ability to assess and predict the impact of market or economic developments on the underlying security, asset, index or reference rate and the derivative itself, without necessarily the benefit of observing the performance of the derivative under all possible market conditions. Other risks arise from a Fund’s potential inability to terminate or sell its derivative positions as a liquid secondary market for such positions may not exist at times when a Fund may wish to terminate or sell them. Over-the-counter instruments (investments not traded on an exchange) may be illiquid. Derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. Also, with some derivative strategies there is the risk that a Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. The use of derivatives may also increase the amount and accelerate the timing of taxes payable by shareholders.

Subject to the limitations of Rule 2a-7 under the 1940 Act, a Fund, as a money market fund, may use any or all of the above investment techniques and may purchase different types of derivative instruments at any time and in any combination. There is no particular strategy that dictates the use of one technique over another, as the use of derivatives is a function of numerous variables, including market conditions.

Index or Linked Securities (Structured Products)

General. Indexed or linked securities, also often referred to as “structured products,” are instruments that may have varying combinations of equity and debt characteristics. These instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

Indexed and Inverse Floating Rate Securities. A Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. For example, a Fund may invest in securities that pay interest based on an index of interest rates. The principal amount payable upon maturity of certain securities also may be based on the value of the index. To the extent a Fund invests in these types of securities, a Fund’s return on such securities will rise and fall with the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by a Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices.

Credit Linked Securities. Among the income producing securities in which a Fund may invest are credit linked securities. The issuers of these securities frequently are limited purpose trusts or other special purpose vehicles that, in turn, invest in a derivative instrument or basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, a Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on or linked to the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and/or principal that a Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. These securities generally are exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Index-, Commodity- and Currency- and Linked Securities. “Index-linked” or “commodity-linked” notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked or commodity-linked note depend on the performance of one or more market indices, such as the S&P 500® Index, a weighted index of commodity futures such as crude oil, gasoline and natural gas or the market prices of a particular commodity or basket of commodities. At maturity, the principal amount of an equity-linked debt security is often exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Investing in structured products and linked securities is subject to certain risks. Because structured products typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured products may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher rates of return and present greater risks than unsubordinated structured products. Structured products sometimes are sold in private placement transactions and often have a limited trading market.

Investments in “linked” securities have the potential to lead to significant losses because of unexpected movements in the underlying financial asset, index, currency or other investment. The ability of a Fund to utilize linked-securities successfully will depend on its ability correctly to predict pertinent market movements, which cannot be assured. Because currency-linked securities usually relate to foreign currencies, some of which may be currency from emerging market countries, there are certain additional risks associated with such investments.

Foreign Securities

As money market funds, Cash Reserves’ and Money Market Reserves’ investments in foreign securities include U.S. dollar denominated high quality, short-term debt obligations of foreign issuers. Foreign securities include securities that the Advisor determines are “foreign” based on the consideration of an issuer’s domicile, its principal place of business, its primary stock exchange listing, the source of its revenue or other factors. Foreign securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Foreign securities may include depositary receipts, such as American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). ADRs are U.S. dollar-denominated receipts issued in registered form by a domestic bank or trust company that evidence ownership of underlying securities issued by a foreign issuer. EDRs are foreign currency-denominated receipts issued in Europe, typically by foreign banks or trust companies and foreign branches of domestic banks, that evidence ownership of foreign or domestic securities. GDRs are receipts structured similarly to ADRs and EDRs and are marketed globally. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. In general, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute interestholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be limited information available regarding such issuers and/or limited correlation between available information and the market value of the depositary receipts.

Investing in foreign securities is subject to certain risks. For example, foreign markets can be extremely volatile. Fluctuations in currency exchange rates also may impact the value of foreign securities denominated in foreign currencies or U.S. dollars, without a change in the intrinsic value of those securities. Additionally, the U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. The Fund may attempt to minimize the risk from adverse changes in the relationship between the U.S. dollar and foreign currencies by purchasing and selling forward foreign currency exchange contracts and foreign currency futures contracts and related options. Foreign securities may be less liquid than domestic securities so that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees also are generally higher for foreign securities. A Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose potentially confiscatory withholding or other taxes, which would reduce a Fund’s return on these securities. Other risks include: possible delays in the settlement of transactions or in the notification of income; generally less publicly available information about companies; adverse impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of a company or its assets; possible imposition of currency exchange controls; and that foreign companies generally are not subject to accounting, auditing and financial reporting standards comparable to those mandated for domestic companies.

Risks associated with investments in foreign securities are increased with respect to investments in emerging market countries. Political and economic structures in many emerging market countries, especially those in Eastern Europe, the Pacific Basin and the Far East, are undergoing significant evolutionary changes and rapid development, and may lack the social, political and economic stability of more developed countries. Investing in emerging market securities also involves risks beyond the risks applicable to foreign investments. For example, some emerging market countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally, and some countries with emerging securities markets have sustained long periods of very high inflation or rapid fluctuation in inflation rates which can have negative effects on a country’s economy and securities markets.

Guaranteed Investment Contracts (Funding Agreements)

Guaranteed investment contracts, or funding agreements, are debt instruments issued by insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to a Fund payments at negotiated, floating or fixed interest rates. A Fund will purchase guaranteed investment contracts only from issuers that, at the time of purchase, meet certain credit and quality standards.

Investing in guaranteed investment contracts is subject to certain risks. In general, guaranteed investment contracts are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market does not exist for these investments. In addition, the issuer may not be able to pay the principal amount to a Fund on seven days notice or less, at which time the investment may be considered illiquid under applicable SEC regulatory guidance and subject to certain restrictions.

Illiquid Securities

Rule 2a-7 defines an illiquid security as a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a Fund. Some securities, such as those not registered under U.S. securities laws, cannot be sold in public transactions. Subject to its investment policies, a Fund may invest in illiquid investments and may invest in certain restricted securities that are deemed to be illiquid securities. Each Fund has adopted a non-fundamental policy that provides that the Fund may not invest more than 5% of its net assets in illiquid securities. Each Fund’s compliance with this policy is determined at the time of acquisition of a security. General market or financial conditions, or factors specific to one or more issuers, industries, sectors or categories of securities, may result in securities that were liquid when acquired becoming illiquid securities and vice versa and in a Fund exceeding the percentage limitation described above.

Pursuant to Rule 2a-7, a Fund must hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions in light of its obligations under Section 22(e) of the 1940 Act. In addition, each Fund is required to make investments in accordance with SEC rules and regulations that set forth the liquidity requirements for money market funds, including the requirements that a portion of a fund’s total assets must convert to cash in one business day and a portion of a fund’s total assets must convert to cash in five business days.

The degree of liquidity of any portfolio security held by a Fund may be a factor relevant to the value of a security. The percentage of illiquid securities in a Fund’s portfolio also may impact the Fund’s ability to pay redemption proceeds within the normal time period for payment stated in the prospectuses. In addition, large redemptions may cause the percentage of illiquid securities to increase if a Fund sells liquid securities to fund the redemptions.

Investments in Other Investment Companies

Investing in other investment companies may be a means by which a Fund seeks to achieve its investment objective. A Fund may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act, the rules and regulations thereunder and any exemptive orders currently or in the future obtained by a Fund from the SEC.

Except with respect to funds structured as funds-of-funds or so called master/feeder funds, the 1940 Act generally requires that a fund limit its investments in another investment company or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a fund or by companies controlled by the fund. Such other investment companies may include ETFs, which are shares of publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indexes or companies in related industries.

Investing in other investment companies is subject to certain risks. Although a Fund may derive certain advantages from being able to invest in shares of other investment companies, such as to be fully invested, there may be potential disadvantages. Investing in other investment companies may result in higher fees and expenses for a Fund and its shareholders. A shareholder may be charged fees not only on Fund shares held directly but also on the investment company shares that a Fund purchases.

In addition, investing in ETFs is subject to certain other risks. ETFs generally are subject to the same risks as the underlying securities the ETFs are designed to track as well as to the risks of the specific sector or industry to which the ETF relates. ETFs also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities the ETFs are designed to track and the risk of possible trading halts due to market conditions or for other reasons.

Under the 1940 Act and rules and regulations thereunder, a Fund may purchase shares of other affiliated BofA Funds, subject to certain conditions. Investing in affiliated Funds may present certain actual or potential conflicts of interest. For more information about such actual and potential conflicts of interest, see Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Money market instruments may be structured as fixed-, variable- or floating-rate obligations and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Mortgage-Backed Securities

Mortgage-backed securities are a type of asset-backed security and represent interests in, or debt instruments backed by, pools of underlying mortgages. In some cases, these underlying mortgages may be insured or guaranteed by the U.S. Government or its agencies. Mortgage-backed securities entitle the security holders to receive distributions that are tied to the payments made on the underlying mortgage collateral (less fees paid to the originator, servicer, or other parties, and fees paid for credit enhancement), so that the payments made on the underlying mortgage collateral effectively pass through to such security holders. Mortgage-backed securities are created when mortgage originators (or mortgage loan sellers who have purchased mortgage loans from mortgage loan originators) sell the underlying mortgages to a special purpose entity in a process called a securitization. The special purpose entity issues securities that are backed by the payments on the underlying mortgage loans, and have a minimum denomination and specific term. Mortgage-backed securities may be structured as fixed- variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations, Permissible Fund Investments — Zero-Coupon, Pay-in-Kind and Step-Coupon Securities and Permissible Fund Investments — Private Placement and Other Restricted Securities for more information.

Mortgage-backed securities may be issued or guaranteed by GNMA (also known as Ginnie Mae), FNMA (also known as Fannie Mae), or FHLMC (also known as Freddie Mac), but also may be issued or guaranteed by other issuers, including private companies. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. Government. The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (FHFA), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to FNMA and FHLMC. First, the U.S. Treasury has entered into

“Preferred Stock Purchase Agreements” (PSPAs) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

CMOs are debt obligations issued by special-purpose trusts, collateralized by underlying mortgage assets. Principal prepayments on underlying mortgage assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a periodic basis. The principal and interest payments on the underlying mortgage assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgage assets are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. REMICs are entities that own mortgages and elect REMIC status under the Code and, like CMOs, issue debt obligations collateralized by underlying mortgage assets that have characteristics similar to those issued by CMOs.

Investing in mortgage-backed securities is subject to certain risks, including, among others, prepayment, market and credit risks. Prepayment risk reflects the risk that borrowers may prepay their mortgages more quickly than expected, which may affect the security’s average maturity and rate of return. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages also may be affected by home value appreciation, ease of the refinancing process and local economic conditions, among other factors. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities can be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, which in turn may decrease their value. Credit risk reflects the risk that a holder of mortgage-backed securities may not receive all or part of its principal because the issuer, any credit enhancer and/or the underlying mortgage borrower has defaulted on its obligations. Credit risk is increased for mortgage-backed securities that are backed by mortgages to so-called subprime borrowers (who may pose a greater risk of defaulting on their loans) or that are subordinated to another security (i.e., if the holder of a mortgage-backed security is entitled to receive payments only after payment obligations to holders of the other security are satisfied). The more deeply subordinated the security, the greater the credit risk associated with the security will be. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than mortgage-backed securities guaranteed by the U.S. Government. The performance of mortgage-backed securities issued by private issuers generally depends on the financial health of those institutions.

Municipal Securities

Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities can be classified into two principal categories, including “general obligation” bonds and other securities and “revenue” bonds and other securities. General obligation bonds are secured by the issuer’s full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, such as the user of the facility being financed. Municipal securities also may include “moral obligation” securities, which normally are issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the governmental entity that created the special purpose public authority. Municipal securities may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Municipal securities may include municipal bonds, municipal notes and municipal leases. Municipal bonds are debt obligations of a governmental entity that obligate the municipality to pay the holder a specified sum of money at specified intervals and to repay the principal amount of the loan at maturity.

Municipal notes may be issued by governmental entities and other tax-exempt issuers in order to finance short-term cash needs or, occasionally, to finance construction. Most municipal notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the relevant fiscal period. Municipal notes generally have maturities of one year or less. Municipal notes can be subdivided into two sub-categories: (i) municipal commercial paper and (ii) municipal demand obligations.

Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold, for example, to meet seasonal working capital or interim construction financing needs of a governmental entity or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

Municipal demand obligations can be subdivided into two general types: variable rate demand notes and master demand obligations. Variable rate demand notes are tax-exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which a Fund may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes generally provide that interest rates are adjustable at intervals ranging from daily to six months.

Master demand obligations are tax-exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes (but not necessarily for alternative minimum tax purposes). Although there is no secondary market for master demand obligations, such obligations are considered by a Fund to be liquid because they are payable upon demand.

Municipal lease obligations are participations in privately arranged loans to state or local government borrowers. In general, such loans are unrated, in which case they will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender.

Although lease obligations do not constitute general obligations of the municipal issuer to which the government’s taxing power is pledged, a lease obligation ordinarily is backed by the government’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses that provide that the government has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a periodic basis. In the case of a “non-appropriation” lease, a Fund’s ability to recover under the lease in the event of non-appropriation or default likely will be limited to the repossession of the leased property in the event that foreclosure proves difficult.

Tender option bonds are municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates that is coupled with the agreement of a third party, such as a bank, broker/dealer or other financial institution, to grant the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. The financial institution receives periodic fees equal to the difference between the municipal security’s coupon rate and the rate that would cause the security to trade at face value on the date of determination.

Investing in municipal securities is subject to certain risks. There are variations in the quality of municipal securities, both within a particular classification and between classifications, and the rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of NRSROs represent their opinions as to the quality of municipal securities. It should be emphasized, however, that these ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate, and rating may have different rates of return while municipal securities of the same maturity and interest rate with different ratings may have the same rate of return.

The payment of principal and interest on most municipal securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the United States Bankruptcy Code. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.

There are particular considerations and risks relevant to investing in a portfolio of a single state’s municipal securities, such as the greater risk of the concentration of portfolio holdings.

The Funds ordinarily purchase municipal securities whose interest, in the opinion of bond counsel, is excluded from gross income for federal income tax purposes. The opinion of bond counsel may assert that such interest is not an item of tax preference for the purposes of the alternative minimum tax or is exempt from certain state or local taxes. There is no assurance that applicable taxing authorities will agree with this opinion. In the event, for example, that the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result reporting such income as taxable.

For more information about the economic conditions, legal matters and key risks associated with investments in certain states, see Appendix C.

Participation Interests

Participation interests (also called pass-through certificates or securities) represent an interest in a pool of debt obligations, such as municipal bonds or notes, that have been “packaged” by an intermediary, such as a bank or broker/dealer. Participation interests typically are issued by partnerships or trusts through which a Fund receives principal and interest payments that are passed through to the holder of the participation interest from the payments made on the underlying debt obligations. The purchaser of a participation interest receives an undivided interest in the underlying debt obligations. The issuers of the underlying debt obligations make interest and principal payments to the intermediary, as an initial purchaser, which are passed through to purchasers in the secondary market, such as a Fund. Mortgage-backed securities are a common type of participation interest. Participation interests may be structured as fixed-, variable- or floating-rate obligations or as zero-coupon, pay-in-kind and step-coupon securities and may be privately placed or publicly offered. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

Loan participations also are a type of participation interest. Loan participations are interests in loans that are administered by a lending bank or agent for a syndicate of lending banks and sold by the bank or syndicate members.

Investing in participation interests is subject to certain risks. Participation interests generally are subject to the credit risk associated with the underlying borrowers. If the underlying borrower defaults, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the borrower. A Fund also may be deemed a creditor of the lending bank or syndicate members and be subject to the risk that the lending bank or syndicate members may become insolvent.

Private Placement and Other Restricted Securities

Private placement securities are securities that have been privately placed and are not registered under the 1933 Act. They are eligible for sale only to certain eligible investors. Private placements often may offer attractive opportunities for investment not otherwise available on the open market. Private placement and other “restricted” securities often cannot be sold to the public without registration under the 1933 Act or the availability of an exemption from registration (such as Rules 144 or 144A), or they are “not readily marketable” because they are subject to other legal or contractual delays in or restrictions on resale. Asset-backed securities, common stock, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, preferred stock and other types of equity and debt instruments may be privately placed or restricted securities.

Private placements typically may be sold only to qualified institutional buyers (or, in the case of the initial sale of certain securities, such as those issued in collateralized debt obligations or collateralized loan obligations, to accredited investors (as defined in Rule 501(a) under the 1933 Act), or in a privately negotiated transaction or to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration.

Investing in private placement and other restricted securities is subject to certain risks. Private placements may be considered illiquid securities. Private placements typically are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when it may be advisable to do so or it may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value due to the absence of a trading market.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund acquires a security for a relatively short period of time subject to the obligation of a seller to repurchase and a Fund to resell such security at a fixed time and price (representing a Fund’s cost plus interest). Repurchase agreements also may be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. A Fund typically will enter into repurchase agreements only with commercial banks, registered broker/dealers and the Fixed Income Clearing Corporation.

Such transactions are monitored to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including any accrued interest. Repurchase agreements generally are subject to counterparty risk.

If a counterparty defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale are less than the resale price provided in the repurchase agreement including interest. In the event that a counterparty fails to perform because it is insolvent or otherwise subject to insolvency proceedings against it, a Fund’s right to take possession of the underlying securities would be subject to applicable insolvency law and procedure, including an automatic stay (which would preclude immediate enforcement of the Fund’s rights) and exemptions thereto (which would permit the Fund to take possession of the underlying securities or to void a repurchase agreement altogether). Since it is possible that an exemption from the automatic stay would not be available, a Fund might be prevented from immediately enforcing its rights against the counterparty. Accordingly, if a counterparty becomes insolvent or otherwise subject to insolvency proceedings against it, a Fund may incur delays in or be prevented from liquidating the underlying securities and could experience losses, including the possible decline in value of the underlying securities during the period in which the Fund seeks to enforce its rights thereto, possible subnormal levels of income or lack of access to income during such time, as well as the costs incurred in enforcing the Fund’s rights. For example, if a Fund enters into a repurchase agreement with a broker that becomes insolvent, it is possible for the Securities Investor Protection Corporation (SIPC) to institute a liquidation proceeding in federal court against the broker counterparty which could lead to a foreclosure by SIPC of the underlying securities or SIPC may stay, or preclude, the Fund’s ability under contract to terminate the repurchase agreement.

Reverse Repurchase Agreements

Reverse repurchase agreements are agreements under which a Fund sells a security subject to the obligation of a buyer to resell and a Fund to repurchase such security at a fixed time and price. Reverse repurchase agreements also may be viewed as borrowings made by a Fund.

Reverse repurchase agreements involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund’s obligation to repurchase the securities. In addition, reverse repurchase agreements are techniques involving leverage, and are subject to asset coverage requirements. Under the requirements of the 1940 Act, a Fund is required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings.

Stripped Securities

Stripped securities are securities that evidence ownership in either the future interest or principal payments on an instrument. There are many different types and variations of stripped securities. For example, separately traded interest and principal securities, or STRIPS, can be component parts of a U.S. Treasury security where the principal and interest components are traded independently through DTC, a clearing agency registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and created to hold securities for its participants, and to facilitate the clearance and settlement of securities transactions between participants through electronic computerized book-entries, thereby eliminating the need for physical movement of certificates. TIGRS are U.S. Treasury securities stripped by brokers. Stripped mortgage-backed securities, or SMBS, also can be issued by the U.S. Government or its agencies. Stripped securities may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information.

SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed assets. Common types of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage-backed assets, while another class receives most of the interest and the remainder of the principal.

Investing in stripped securities is subject to certain risks. If the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail fully to recoup its initial investment in such securities. The market value of the class consisting primarily or entirely of principal payments can be especially volatile in response to changes in interest rates. The rates of return on a class of SMBS that receives all or most of the interest are generally higher than prevailing market rates of return on other mortgage-backed obligations because their cash flow patterns also are volatile and there is a greater risk that the initial investment will not be recouped fully.

U.S. Government and Related Obligations

U.S. Government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government or by various instrumentalities which have been established or sponsored by the U.S. Government. U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government differ in their interest rates, maturities and time of issuance, as well as with respect to whether they are guaranteed by the U.S. Government.

U.S. Government obligations also include senior unsecured debt securities issued between October 14, 2008 and June 30, 2009 by eligible issuers (including U.S depository institutions insured by the FDIC (and certain affiliates), U.S. bank holding companies and certain U.S. savings and loan holding companies) that are guaranteed by the FDIC under its Temporary Liquidity Guarantee Program (the TLGP). The FDIC’s guarantee under the TLGP will expire upon the earlier of (i) maturity of such security or (ii) June 30, 2012. It is the view of the FDIC and the staff of the Securities and Exchange Commission that any debt security that is guaranteed by the FDIC under the TLGP and that has a maturity that ends on or before June 30, 2012 would be a security exempt from registration under Section 3(a)(2) of the Securities Act of 1933 because such security would be fully and unconditionally guaranteed by the FDIC.

Investing in securities guaranteed under the TLGP is subject to certain risks. Given that there is a limited track record for securities guaranteed under the TLGP, it is uncertain whether such securities will continue to trade in line with recent experience in relation to treasury and government agency securities in terms of yield spread and the volatility of such spread and it is uncertain whether the secondary market for such securities will continue to be liquid. The TLGP is a new program that is subject to change. In order to collect from the FDIC under the TLGP, a claims process must be followed. Failure to follow the claims process could result in a loss to the right to payment under the guarantee. In addition, guarantee payments by the FDIC under the TLGP may be delayed.

U.S. Government and related obligations may be structured as fixed-, variable- or floating-rate obligations. See Permissible Fund Investments — Variable- and Floating-Rate Obligations for more information. Investing in U.S. Government and related obligations is subject to certain risks. While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government, securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or only by the credit of the issuing agency or instrumentality and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury. Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises historically have involved limited risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Variable- and Floating-Rate Obligations

Variable- and floating-rate obligations provide for periodic adjustments in the interest rate and, under certain circumstances, varying principal amounts. Unlike a fixed interest rate, a variable, or floating, rate is one that rises and declines based on the movement of an underlying index of interest rates and may pay interest at rates that are adjusted periodically according to a specified formula. Asset-backed securities, bank obligations, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, money market instruments, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as variable- and floating-rate obligations.

Investing in variable- and floating-rate obligations is subject to certain risks. Variable- and floating-rate obligations may involve direct lending arrangements between the purchaser and the issuer and there may be no active secondary market, making it difficult to resell such obligations to a third party. Variable- and floating-rate obligations also may be subject to interest rate and credit risks. Changes in interest rates can affect the rate of return on such obligations. If an issuer of a variable- or floating rate obligation defaults, a Fund could sustain a loss to the extent of such default. The Advisor, on behalf of each Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in such Fund’s portfolios.

Zero-Coupon, Pay-in-Kind and Step-Coupon Securities

Zero-coupon, pay-in-kind and step-coupon securities are types of debt instruments that do not necessarily make payments of interest in fixed amounts or at fixed intervals. Asset-backed securities, convertible securities, corporate debt securities, foreign securities, low and below investment grade securities, mortgage-backed securities, municipal securities, participation interests, stripped securities, U.S. Government and related obligations and other types of debt instruments may be structured as zero-coupon, pay-in-kind and step-coupon securities.

Zero-coupon securities do not pay interest on a current basis but instead accrue interest over the life of the security. These securities include, among others, zero-coupon bonds, which either may be issued at a discount by a corporation or government entity or may be created by a brokerage firm when it strips the coupons from a bond or note and then sells the bond or note and the coupon separately. This technique is used frequently with U.S. Treasury bonds, and zero-coupon securities are marketed under such names as CATS (Certificate of Accrual on Treasury Securities), TIGERs (Treasury Investor Growth Receipts) or STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero-coupon bonds also are issued by municipalities. Buying a municipal zero-coupon bond frees its purchaser of the obligation to pay regular federal income tax on imputed interest, since the interest is exempt for regular federal income tax purposes. Zero-coupon certificates of deposit and zero-coupon mortgages are generally structured in the same fashion as zero-coupon bonds; the certificate of deposit holder or mortgage holder receives face value at maturity and no payments until then.

Pay-in-kind securities normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Step-coupon securities trade at a discount from their face value and pay coupon interest. The coupon rate is paid according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue.

Zero-coupon, step-coupon and pay-in-kind securities holders generally have substantially all the rights and privileges of holders of the underlying coupon obligations or principal obligations. Holders of these securities have the right upon default on the underlying coupon obligations or principal obligations to proceed directly and individually against the issuer and are not required to act in concert with other holders of such securities. Investing in zero-coupon, pay-in-kind and step-coupon securities is subject to certain risks, including that market prices of zero-coupon, pay-in-kind step-coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash, and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

Because zero-coupon securities bear no interest, they are volatile. Since zero-coupon bondholders do not receive interest payments, zero-coupon securities fall more dramatically than bonds paying interest on a current basis when interest rates rise. However, when interest rates fall, zero-coupon securities rise more rapidly in value than interest paying bonds.

Borrowings

Each Fund has a fundamental policy with respect to borrowing that can be found under the heading About the Funds’ Investments — Fundamental and Non-Fundamental Investment Policies. Specifically, each Fund may not borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds. In general, pursuant to the 1940 Act, a Fund may borrow money only from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount must be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

The Funds participate in an uncommitted line of credit (Line of Credit). Any advance under the Line of Credit is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely sale of portfolio securities. It is possible that a Fund may wish to borrow money under the uncommitted line of credit for a temporary or emergency purpose but may not be able to do so.

Lending Securities

Securities lending refers to the lending of a Fund’s portfolio securities. Subject to its investment policies described above and in the prospectuses, a Fund may make secured loans of its portfolio securities to broker/dealers and other institutional investors. Securities loans by a Fund are made pursuant to agreements that require that loans be secured continuously by collateral in cash. A Fund retains all or a portion of the income received on investment of cash collateral. A borrower will pay to a Fund an amount equal to any dividends or interest received on securities loaned, but the borrower typically will receive a portion of the income earned on investments of cash collateral. Although voting rights, or rights to consent, with respect to loaned securities pass to a borrower, a Fund retains the right to call the loans at any time on reasonable notice, and may do so in order to vote upon matters affecting, or to sell, the loaned securities.

A Fund typically invests the cash collateral it receives in connection with its securities lending program directly or indirectly in high quality, short-term investments. A Fund may invest some or all of such cash collateral in one or more pooled investment vehicles, including, among other vehicles, money market funds managed by the Fund’s securities lending agent or its affiliates. The securities lending agent shares in any income resulting from the investment of such cash collateral, and an affiliate of the securities lending agent receives asset-based fees for the management of such pooled investment vehicles, which may create a conflict of interest between the securities lending agent (or its affiliate) and a Fund with respect to the management of such cash collateral.

Engaging in securities lending is subject to certain risks, including counterparty risk, which is the risk that the counterparty to a transaction could default. There also is a risk of possible delay in the recovery of loaned securities or possible loss of rights in the collateral if a borrower fails financially.

Disclosure of Portfolio Information

The Board has adopted policies and procedures with respect to the disclosure of the BofA Funds’ portfolio holdings. These policies and procedures are designed to ensure that disclosure of information regarding the BofA Funds’ portfolio securities is in the best interests of BofA Fund shareholders and to address conflicts between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other. These policies and procedures provide that BofA Funds portfolio holdings information generally may not be disclosed to any party prior to the earlier of: (i) the business day next following the posting of such information on the BofA Funds’ website, if applicable, or (ii) the time a BofA Fund discloses the information in a publicly available SEC filing required to include such information. Certain limited exceptions that have been approved consistent with the policies and procedures are described below. The Board is updated as needed regarding compliance with these policies and procedures. The policies and procedures prohibit the Advisor and the BofA Funds’ other service providers from entering into any agreement to disclose BofA Fund portfolio holdings information in exchange for any form of consideration. The Advisor also has adopted policies and procedures to monitor for compliance with these portfolio holdings disclosure policies and procedures.

Public Disclosures

The BofA Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and on the BofA Funds’ website. This information is available on the BofA Funds’ website as described below.

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For the BofA Funds, a complete list of portfolio holdings as of a month-end is posted approximately 5 business days after such month-end and is maintained on the website for a period of not less than six months.

The Advisor may also disclose more current portfolio holdings information as of specified dates on the BofA Funds’ website.

The scope of the information that is made available on the BofA Funds’ website pursuant to the BofA Funds policies relating to a BofA Fund’s portfolio may change from time to time without prior notice.

The BofA Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of each BofA Fund’s fiscal year). Shareholders may obtain each BofA Fund’s Form N-CSR and N-Q filings on the SEC’s website at www.sec.gov, a link to which is provided on the BofA Funds’ website. In addition, each BofA Fund’s Form N-CSR and N-Q filings may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 202.551.8090 for information about the SEC’s website or the operation of the public reference room. Further, the BofA Funds are required to file with the SEC by the 5th business day of each month, a report on Form N-MFP of portfolio holdings that is current as of the last business day of the previous month, as well as additional information such as the 7-day gross yield of each Fund, the most recent market-based “shadow” NAV of each Fund and each class, the market-based value of each security and information regarding demand features and guarantees, if any, on each security. Each Form N-MFP will become publicly available 60 days after the end of the month to which the information in the report relates.

The BofA Funds, the Advisor and their affiliates may include portfolio holdings information that already has been made public through a website posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the business day after the date the information is disclosed publicly on the BofA Funds’ website or no earlier than the time a BofA Fund files such information in a publicly available SEC filing required to include such information.

Other Disclosures

The BofA Funds’ policies and procedures provide that no disclosures of the BofA Funds’ portfolio holdings may be made prior to the portfolio holdings information being made public unless (i) the BofA Funds have a legitimate business purpose for making such disclosure, (ii) the BofA Funds’ President and Chief Executive Officer authorizes such non-public disclosure of information, and (iii) the party receiving the non-public information enters into an appropriate confidentiality agreement or is otherwise subject to a confidentiality obligation.

In determining the existence of a legitimate business purpose for making portfolio disclosures, the following factors, among others, are considered: (i) any prior disclosure must be consistent with the anti-fraud provisions of the federal securities laws and the fiduciary duties of the Advisor; (ii) any conflicts of interest between the interests of BofA Fund shareholders, on the one hand, and those of the Advisor, the Distributor or any affiliated person of a BofA Fund, on the other; and (iii) any prior disclosure to a third party, although subject to a confidentiality agreement, would not make conduct lawful that otherwise is unlawful.

In addition, the BofA Funds periodically disclose their portfolio information on a confidential basis to various service providers that require such information to assist the BofA Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include each BofA Fund’s sub-advisor(s) (if any), the BofA Funds’ custodian, sub-custodians, independent registered public accounting firm, legal counsel, financial printers, proxy solicitor and proxy voting service provider, as well as ratings agencies that maintain ratings on certain BofA Funds. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the BofA Funds. The BofA Funds also may disclose portfolio holdings information to broker/dealers and certain other entities in connection with potential transactions and management of the BofA Funds, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

The BofA Funds currently have ongoing arrangements with certain approved recipients with respect to the disclosure of portfolio holdings information prior to such information being made public. Portfolio holdings information disclosed to such recipients is current as of the time of its disclosure, is disclosed to each recipient solely for purposes consistent with the services described below and has been authorized by the BofA Funds’ President. These special arrangements are described in the table below.

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Standard & Poor’s	None	Use to maintain ratings for certain Funds.	Weekly

Glass-Lewis & Co.	None	Access in connection with testing the firm’s proxy services.	Daily

CMS Bondedge	None	Access when assisting in resolving technical difficulties with application used by the Advisor’s Fixed Income Portfolio Management team as an analytical and trading tool.	Ad hoc

Evare LLP	None	Use for standardizing and reformatting data according to the Advisor’s specifications for use in the reconciliation process.	Daily

RR Donnelley/Bowne	None	Access as printers for the BofA Funds’ prospectuses, supplements, SAIs, fact sheets and brochures.	Semi-Annually

Ongoing Portfolio Holdings Disclosure Arrangements

IDENTITY OF RECIPIENT	COMPENSATION/ CONSIDERATION RECEIVED	CONDITIONS/RESTRICTIONS ON USE OF INFORMATION	FREQUENCY OF DISCLOSURE
Merrill Corporation	None	Use to provide fulfillment of the BofA Funds’ prospectuses, supplements, SAIs and sales materials.	Semi-Annually

Moody’s	None	Ongoing portfolio surveillance for ratings they maintain on the Funds.	Monthly

Bloomberg	None	Use for portfolio analytics.	Daily

BANA and State Street	None	Credit analysis performed by lenders.	Ad hoc

State Street	None	Use to provide custodian services.	Daily

Lipper	None	Use to create metrics for board and executive management reporting, product and marketing analysis, and fund performance.	Annual

INVESTMENT ADVISORY AND OTHER SERVICES

The Advisor and Investment Advisory Services

The Advisor (which is also the Administrator) has been a registered investment advisor since 1995. The Advisor is a wholly owned subsidiary of BofA Global Capital Management Group, LLC (“BofA Global Capital Management”), which is an asset management division of Bank of America. The Advisor and BofA Global Capital Management are located at 100 Federal Street, Boston MA 02110.

Services Provided

Pursuant to the terms of the Investment Advisory Agreement, the Advisor is responsible for the overall management and supervision of the investment management of each Fund. The Advisor performs its duties subject at all times to the control of the Board and in conformity with the stated policies of each Fund.

The Investment Advisory Agreement generally provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of the Advisor’s obligations or duties thereunder, the Advisor shall not be subject to liability to the Trust or to a Fund for any act or omission in the course of, or connected with, rendering services thereunder.

The Investment Advisory Agreement became effective with respect to each Fund after approval by the Board, and after an initial two year period, continues from year to year, provided that such continuation of the Investment Advisory Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Investment Advisory Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) on at least 60 days’ notice or by the Advisor on at least 60 days’ written notice.

The Advisor pays all salaries of officers of the Trust, except for the Chief Compliance Officer, a portion of whose salary is paid by the BofA Funds. The Trust pays all expenses not assumed by the Advisor including, but not limited to, auditing, legal, custodial, shareholder servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing Fund prospectuses to shareholders. The Distributor pays the cost of printing and distributing all other prospectuses.

Advisory Fee Rates and Fees Paid

The Funds pay the Advisor an annual fee for its investment advisory services, as set forth in the Investment Advisory Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses. The fee is calculated as a percentage of the average daily net assets of each Fund and is paid monthly. For purposes of determining the investment advisory fee breakpoint level, “Assets” are the sum of the assets of California Tax-Exempt Reserves, Cash Reserves, Connecticut Municipal Reserves, Government Reserves, Massachusetts Municipal Reserves, Money Market Reserves, Municipal Reserves, New York Tax-Exempt Reserves, Tax-Exempt Reserves, Treasury Reserves and Government Plus Reserves. The Advisor also may pay amounts from its own assets to the Distributor and/or to selling and/or servicing agents for services they provide.

The Advisor receives a monthly investment advisory fee based on each BofA Fund’s average daily net assets at the following annual rates:

Fund	$0 to $125 billion of Assets	Next $50 billion of Assets	Next $50 billion of Assets	Over $225 billion of Assets
California Tax-Exempt Reserves	0.15%	0.15%	0.13%	0.08%
Cash Reserves	0.15%	0.15%	0.13%	0.08%
Connecticut Municipal Reserves	0.15%	0.15%	0.13%	0.08%
Government Reserves	0.15%	0.15%	0.13%	0.08%
Massachusetts Municipal Reserves	0.15%	0.15%	0.13%	0.08%
Money Market Reserves	0.15%	0.15%	0.13%	0.08%
Municipal Reserves	0.15%	0.15%	0.13%	0.08%
New York Tax-Exempt Reserves	0.15%	0.15%	0.13%	0.08%
Tax-Exempt Reserves	0.15%	0.15%	0.13%	0.08%
Treasury Reserves	0.15%	0.15%	0.13%	0.08%
Government Plus Reserves	0.18%	0.18%	0.13%	0.08%

The Advisor received fees from the BofA Funds for its services as reflected in the following chart, which shows the advisory fees paid to the Advisor and the advisory fees waived/reimbursed by the Advisor, where applicable, for the three most recently completed fiscal periods. Information for the fiscal year ended August 31, 2011 is not yet available.

Advisory Fees Paid by the BofA Funds
Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
California Tax-Exempt Reserves
Advisory Fee Paid	$3,160,445	$6,700,793	$7,076,887
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$222,644	$61,081	$13,835
Cash Reserves
Advisory Fee Paid	$41,090,150	$65,299,751	$88,024,235
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$2,831,162	$1,524,371	$0
Government Reserves
Advisory Fee Paid	$19,563,903	$43,240,374	$21,224,253
Amount Waived by the Advisor	$5,473,210	$0	$0
Amount Reimbursed by the Advisor	$15,408	$0	$0
Money Market Reserves
Advisory Fee Paid	$19,470,381	$29,174,371	$35,231,239
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$303,654	$0	$0
Municipal Reserves
Advisory Fee Paid	$11,415,729	$11,911,553	$12,006,424
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$209,539	$98,347	$0
New York Tax-Exempt Reserves
Advisory Fee Paid	$1,191,162	$1,812,227	$1,133,770
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$218,858	$207,451	$215,235
Tax-Exempt Reserves
Advisory Fee Paid	$11,752,890	$18,652,971	$13,223,846
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$281,777	$0	$168,134
Treasury Reserves
Advisory Fee Paid	$18,299,529	$40,223,182	$40,369,956
Amount Waived by the Advisor	$4,346,669	$0	$0
Amount Reimbursed by the Advisor	$78,586	$0	$0
Connecticut Municipal Reserves
Advisory Fee Paid	$290,303	$536,296	$456,795
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$190,859	$168,488	$163,478
Massachusetts Municipal Reserves
Advisory Fee Paid	$567,370	$732,824	$666,580
Amount Waived by the Advisor	$0	$0	$0
Amount Reimbursed by the Advisor	$197,854	$178,302	$128,097
Government Plus Reserves
Advisory Fee Paid	$2,033,095	$3,796,096	$1,934,945
Amount Waived by the Advisor	$562,869	$843,319	$565,690
Amount Reimbursed by the Advisor	$0	$0	$0

The Administrator

BofA Advisors, LLC (which is also the Advisor) serves as Administrator of the Funds.

Services Provided

Effective May 1, 2010, the Trust entered into the amended and restated Administration Agreement with the Administrator. Pursuant to the terms of the Administration Agreement, the Administrator has agreed to, among other things, (i) provide office space, equipment and clerical personnel; (ii) arrange, if desired by the Trust, for its directors, officers and employees to serve as Trustees, officers or agents of each Fund; (iii) prepare and, if applicable, file all documents required for compliance by each Fund with applicable laws and regulations; (iv) prepare agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders; (v) coordinate and oversee the activities of each Fund’s other third-party service providers; (vi) maintain certain books and records of each Fund; and (vii) provide certain pricing and bookkeeping services to the Funds. Prior to entering into the Administration Agreement, the Administrator provided such administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 31, 2009. Prior to that date, the Administrator provided similar administrative services, excluding pricing and bookkeeping services, pursuant to an administration agreement dated December 1, 2005.

The Administrator retains State Street as the Funds’ sub-administrator. State Street assists the Administrator in carrying out its duties.

Administration Fee Rates and Fees Paid

The Administrator receives fees as compensation for its services, which are computed daily and paid monthly, as set forth in the Administration Agreement, and as shown in the section entitled Fees and Expenses — Annual Fund Operating Expenses in each Fund’s prospectuses.

The following chart shows the net administration fees paid to the Administrator for the three most recently completed fiscal periods. Information for the fiscal year ended August 31, 2011 is not yet available.

Administration Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
California Tax-Exempt Reserves
Administration Fee Paid	$1,966,968	$3,922,026	$4,242,612
Amount Waived/Reimbursed by the Administrator	$1,264,177	$2,275,525	$2,499,738
Cash Reserves
Administration Fee Paid	$27,253,467	$39,603,778	$54,813,433
Amount Waived/Reimbursed by the Administrator	$16,436,063	$22,327,947	$31,484,601
Government Reserves
Administration Fee Paid	$12,902,598	$26,123,253	$12,915,837
Amount Waived/Reimbursed by the Administrator	$7,825,559	$14,732,652	$7,400,332
Money Market Reserves
Administration Fee Paid	$12,840,245	$17,226,607	$21,875,933
Amount Waived/Reimbursed by the Administrator	$7,788,147	$9,587,710	$12,625,233
Municipal Reserves
Administration Fee Paid	$7,470,481	$7,128,228	$7,345,507
Amount Waived/Reimbursed by the Administrator	$4,566,288	$4,092,245	$4,288,091

Administration Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
New York Tax-Exempt Reserves
Administration Fee Paid	$654,279	$962,417	$571,517
Amount Waived/Reimbursed by the Administrator	$476,463	$619,348	$390,428
Tax-Exempt Reserves
Administration Fee Paid	$7,695,263	$11,225,642	$8,068,939
Amount Waived/Reimbursed by the Administrator	$4,701,158	$6,391,951	$4,686,877
Treasury Reserves
Administration Fee Paid	$12,059,686	$24,241,655	$24,921,739
Amount Waived/Reimbursed by the Administrator	$7,319,811	$15,343,681	$14,300,715
Connecticut Municipal Reserves
Administration Fee Paid	$126,704	$236,193	$195,053
Amount Waived/Reimbursed by the Administrator	$116,121	$183,544	$161,217
Massachusetts Municipal Reserves
Administration Fee Paid	$283,575	$337,378	$302,181
Amount Waived/Reimbursed by the Administrator	$226,948	$252,919	$233,380
Government Plus Reserves
Administration Fee Paid	$616,763	$1,100,211	$437,499
Amount Waived/Reimbursed by the Administrator	$530,864	$817,571	$391,581

Pricing and Bookkeeping Services

As further described below, State Street is responsible for providing certain accounting and financial reporting services to the Funds. The Advisor is responsible for overseeing the performance of these services and for certain other services.

Services Provided

Effective May 1, 2010, the Trust entered into an amended and restated Financial Reporting Services Agreement with State Street and the Advisor (the Financial Reporting Services Agreement) pursuant to which State Street provides financial reporting services to the Funds. Also effective May 1, 2010, the Trust entered into an amended and restated Accounting Services Agreement with State Street and the Advisor (collectively with the Financial Reporting Services Agreement, the State Street Agreements) pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, each Fund pays State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee for a Fund during any year shall not exceed $140,000 annually (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Prior to May 1, 2010, State Street provided financial reporting services and accounting services to the Funds pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of which took effect on December 31, 2009. Prior to December 31, 2009, State Street provided financial reporting services and accounting services to the Funds pursuant to a financial reporting services agreement and an accounting services agreement, respectively, each of which took effect on December 15, 2006. These sets of previous agreements contained the same financial terms as the current State Street Agreements.

Prior to May 1, 2010, the Funds had entered into a separate Pricing and Bookkeeping Oversight and Services Agreement (the Services Agreement) with the Advisor effective December 31, 2009. Under the Services Agreement, the Advisor provided services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provided oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, each Fund reimbursed the Advisor for out-of-pocket expenses and charges, including fees payable to third parties, such as for pricing the Fund’s portfolio securities, incurred by the Advisor in the performance of services under the Services Agreement. Prior to December 31, 2009, the Advisor provided similar services pursuant to a pricing and bookkeeping agreement effective December 15, 2006. Prior to January 1, 2008, the Funds also reimbursed the Advisor for accounting oversight services, services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

As of May 1, 2010, the Services Agreement was terminated. The oversight of the accounting and financial reporting services provided by State Street that were provided under the Services Agreement are now being provided through the Administration Agreement.

Pricing and Bookkeeping Fees Paid

The Advisor and State Street received fees from the BofA Funds for their services as reflected in the following chart, which shows the net pricing and bookkeeping fees paid to State Street and to the Advisor for the three most recently completed fiscal periods. Information for the fiscal year ended August 31, 2011 is not yet available.

Pricing and Bookkeeping Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
California Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$64,603	$117,729	$208,557
Cash Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$57,687	$117,522	$200,958
Government Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$26,143	$52,126	$174,779
Money Market Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$64,211	$93,944	$178,101
Municipal Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$204,830	$171,131	$285,097
New York Tax-Exempt Reserves
Amount Paid to the Advisor	$139,826	$140,000	$4,297
Amount Paid to State Street	$49,677	$66,687	$157,615
Tax-Exempt Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$248,600	$292,598	$299,927

Pricing and Bookkeeping Fees Paid by the BofA Funds

Fund	Fiscal Year Ended August 31, 2010	Fiscal Year Ended August 31, 2009	Fiscal Year Ended August 31, 2008
Treasury Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$18,713	$15,382	$152,818
Connecticut Municipal Reserves
Amount Paid to the Advisor	$66,832	$91,624	$4,297
Amount Paid to State Street	$21,702	$26,423	$105,094
Massachusetts Municipal Reserves
Amount Paid to the Advisor	$94,942	$111,556	$4,297
Amount Paid to State Street	$35,572	$25,836	$125,270
Government Plus Reserves
Amount Paid to the Advisor	$140,000	$140,000	$4,297
Amount Paid to State Street	$13,650	$19,471	$153,519

The Principal Underwriter/Distributor

BofA Distributors, Inc. (the Distributor) serves as the principal underwriter and distributor for the continuous offering of shares of the Funds pursuant to a Distribution Agreement. The Distribution Agreement obligates the Distributor to use appropriate efforts to find purchasers for the shares of the Funds. The Distributor’s address is: 100 Federal Street, Boston, MA 02110.

Distribution Obligations

Pursuant to a Distribution Agreement, the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that it receives to the Trust or the Transfer Agent, or their designated agents. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing and mailing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be compensated to the extent permitted by a Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act.

The Distribution Agreement became effective with respect to a Fund after approval by its Board, and after an initial two-year period continues from year to year, provided that such continuation of the Distribution Agreement is specifically approved at least annually by the Board, including its Independent Trustees. The Distribution Agreement terminates automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Distributor on 60 days’ written notice.

Underwriting Commissions

The Funds paid no underwriting commissions during the prior three fiscal years. Information for the fiscal year ended August 31, 2011 is not yet available.

Other Roles and Relationships of Bank of America and its Affiliates—Certain Conflicts of Interest

As described above in the Investment Advisory and Other Services section of this SAI, and in the Management of the Fund — Primary Service Providers section of each Fund’s prospectuses, the Advisor,

Administrator and Distributor, all affiliates of Bank of America, receive compensation from the Funds for the various services they provide to the Funds. Additional information as to the specific terms regarding such compensation is set forth in these affiliated service providers’ contracts with the Funds, each of which typically is included as an exhibit to Part C of the Funds’ registration statement.

In many instances, the compensation paid to the Advisor and other Bank of America affiliates for the services they provide to the Funds is based, in some manner, on the size of the Funds’ assets under management. As the size of the Funds’ assets under management grows, so does the amount of compensation paid to the Advisor and other Bank of America affiliates for providing services to the Funds. This relationship between Fund assets and affiliated service provider compensation may create economic and other conflicts of interests of which Fund investors should be aware. These potential conflicts of interest, as well as additional ones, are discussed in detail below and may be addressed in other disclosure materials, including the Funds’ prospectuses. These conflicts of interest also may be highlighted in account documentation and other disclosure materials of Bank of America affiliates that make available or offer the BofA Funds as investments in connection with their respective products and services. In addition, Part 1A of the Advisor’s Form ADV, which it must file with the SEC as an investment advisor registered under the Investment Advisers Act of 1940, provides information about the Advisor’s business, assets under management, affiliates and potential conflicts of interest. Part 1A of the Advisor’s Form ADV is available online through the SEC’s website at www.adviserinfo.sec.gov.

Additional actual or potential conflicts of interest and certain investment activity limitations that could affect the Funds may arise from the financial services activities of Bank of America and its affiliates, including, for example, the investment advisory/management services provided for clients and customers other than the Funds. In this regard, Bank of America is a major financial services company. Bank of America and its affiliates, including, for example, BANA (including its U.S. Trust, Bank of America Private Wealth Management division), Merrill Lynch, MLPF&S and the First Republic division of Merrill Lynch Bank & Trust Co., are engaged in a wide range of financial activities beyond the mutual fund-related activities of the Advisor, including, among others, commercial banking, investment banking, broker/dealer (sales and trading), asset management, insurance and other financial activities. The broad range of financial services activities of Bank of America and its affiliates may involve multiple advisory, transactional, lending, financial and other interests in securities and other instruments, and in companies, that may be bought, sold or held by the Funds. The following describes certain actual and potential conflicts of interest that may be presented.

Actual and Potential Conflicts of Interest Related to the Investment Advisory/Management Activities of Bank of America and its Affiliates in Connection With Other Advised/Managed Funds and Accounts

The Advisor and other affiliates of Bank of America may advise or manage funds and accounts other than the Funds. In this regard, Bank of America and its affiliates may provide investment advisory/management and other services to other advised/managed funds and accounts that are similar to those provided to the Funds. The Advisor and Bank of America’s other investment advisor affiliates will give advice to and make decisions for all advised/managed funds and accounts, including the Funds, as they believe to be in that fund’s and/or account’s best interests, consistent with their fiduciary duties. The Funds and the other advised/managed funds and accounts of Bank of America and its affiliates are separately and potentially divergently managed, and there is no assurance that any investment advice Bank of America and its affiliates give to other advised/managed funds and accounts will also be given simultaneously or otherwise to the Funds.

A variety of other actual and potential conflicts of interest may arise from the advisory relationships of the Advisor and other Bank of America affiliates with other clients and customers. Advice given to a Fund and/or investment decisions made for a Fund by the Advisor or other Bank of America affiliates may differ from, or may conflict with, advice given to and/or investment decisions made for other advised/managed funds and accounts. As a result, the performance of a Fund may differ from the performance of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates. Similarly, a position taken by Bank of America and its affiliates, including the Advisor, on behalf of other funds or accounts may be contrary to a position taken on behalf of a Fund. Moreover, Bank of America and its affiliates, including the Advisor, may take a position on behalf of other advised/managed funds and accounts, or for their own proprietary accounts, that is adverse to companies or other issuers in which a Fund is invested. For example, a Fund may hold debt securities of an issuer that have a priority in the issuer’s capital structure that is different from a debt security of the issuer held by another advised/managed fund or account. If the portfolio company were to experience financial difficulties, it might be in the best interest of the Fund for the company to reorganize while the interests of the other advised/managed fund or account might be better served by the liquidation of the company. This type of conflict of interest could arise as the result of circumstances that cannot be generally foreseen within the broad range of investment advisory/management activities in which Bank of America and its affiliates engage.

Investment transactions made on behalf of other funds or accounts advised/managed by the Advisor or other Bank of America affiliates also may have a negative effect on the value, price or investment strategies of a Fund. For example, this could occur if another advised/managed fund or account implements an investment decision ahead of, or at the same time as, a Fund and causes the Fund to experience less favorable trading results than it otherwise would have experienced based on market liquidity factors. In addition, the other funds and accounts advised/managed by the Advisor and other Bank of America affiliates may have the same or very similar investment objective and strategies as a Fund. In this situation, the allocation of, and competition for, investment opportunities among a Fund and other funds and/or accounts advised/managed by the Advisor or other Bank of America affiliates may create conflicts of interest especially where, for example, limited investment availability is involved. The Advisor has adopted policies and procedures addressing the allocation of investment opportunities among the Funds and other funds and accounts advised by the Advisor and other affiliates of Bank of America.

Sharing of Information among Advised/Managed Accounts

Bank of America and its affiliates also may possess information that could be material to the management of a Fund and may not be able to, or may determine not to, share that information with the Fund, even though the information might be beneficial to the Fund. This information may include actual knowledge regarding the particular investments and transactions of other advised/managed funds and accounts, as well as proprietary investment, trading and other market research, analytical and technical models, and new investment techniques, strategies and opportunities. Depending on the context, Bank of America and its affiliates generally will have no obligation to share any such information with the Funds. In general, employees of Bank of America and its affiliates, including the portfolio managers of the Advisor, will make investment decisions without regard to information otherwise known by other employees of Bank of America and its affiliates, and generally will have no obligation to access any such information and may, in some instances, not be able to access such information because of legal and regulatory constraints or the internal policies and procedures of Bank of America and its affiliates. For example, if the Advisor or another Bank of America affiliate, or their respective employees, come into possession of non-public information regarding another advised/managed fund or account, they may be prohibited by legal and regulatory constraints, or internal policies and procedures, from using that information in connection with transactions made on behalf of the Funds.

Services Provided to Other Advised/Managed Accounts

Bank of America and its affiliates also may act as an investment advisor, investment manager, administrator, transfer agent, custodian, trustee, broker/dealer, agent, or in another capacity, for advised/managed funds and accounts other than the Funds, and may receive compensation for acting in such capacity. This compensation that the Advisor, Distributor and other Bank of America affiliates receive could be greater than the compensation Bank of America and its affiliates receive for acting in the same or similar capacity for the Funds. In addition, the Advisor, Distributor and other Bank of America affiliates may receive other benefits, including enhancement of new or existing business relationships. This compensation and/or the benefits that Bank of America and its affiliates may receive from other advised/managed funds and accounts and other relationships could potentially create incentives to favor other advised/managed funds and accounts over the Funds. Trades made by Bank of America and its affiliates for the Funds may be, but are not required to be, aggregated with trades made for other funds and accounts advised/managed by the Advisor and other Bank of America affiliates. If trades are aggregated among the Funds and those other funds and accounts, the various prices of the securities being traded may be averaged, which could have the potential effect of disadvantaging the Funds as compared to the other funds and accounts with which trades were aggregated.

Proxy Voting

Although the Advisor endeavors to make all proxy voting decisions with respect to the interests of the Funds for which it is responsible in accordance with its proxy voting policies and procedures, the Advisor’s proxy voting decisions with respect to a Fund’s portfolio securities may nonetheless benefit other advised/managed funds and accounts, and/or clients, of Bank of America and its affiliates. The Advisor has adopted proxy voting policies and procedures that are designed to provide that all proxy voting is done in the best interests of its clients, including the Funds, without any resulting benefit or detriment to the Advisor and/or its affiliates, including Bank of America and its affiliates. Under normal circumstances, the Funds generally do not expect to invest in voting securities, as is typical with the debt securities in which the Funds invest. For more information about the Advisor’s proxy voting policies and procedures, see Investment Advisory and Other Services — Proxy Voting Policies and Procedures.

Certain Trading Activities

The directors/trustees, officers and employees of Bank of America and its affiliates may buy and sell securities or other investments for their own accounts, and in doing so may take a position that is adverse to a Fund. In order to reduce the possibility that such personal investment activities of the directors/trustees, officers and employees of Bank of America and its affiliates will materially adversely affect the Funds, Bank of America and its affiliates have adopted policies and procedures, and the Funds, the Board, the Advisor and the Distributor have each adopted a Code of Ethics that addresses such personal investment activities. For more information, see Investment Advisory and Other Services — Code of Ethics.

Affiliate Transactions

Subject to applicable legal and regulatory requirements, the Funds may enter into transactions in which Bank of America and/or its affiliates may have an interest that potentially conflicts with the interests of the Funds. For example, MLPF&S may sell securities to a Fund from an offering in which it is an underwriter or from securities that it owns as a dealer, subject to applicable legal and regulatory requirements.

Investment Limitations Arising from Bank of America Activities

Regulatory restrictions applicable to Bank of America and its affiliates may limit the Funds’ investment activities in various ways. For example, regulations regarding certain industries and markets, such as those in emerging or international markets, and certain transactions, such as those involving certain futures and derivatives, may impose a cap on the aggregate amount of investments that may be made by affiliated investors, including accounts managed by the same affiliated manager, in the aggregate or in individual issuers. At certain times, Bank of America and its affiliates also may be restricted in the securities that can be bought or sold for the Funds and other advised/managed funds and accounts because of the investment banking, lending or other relationships Bank of America and its affiliates have with the issuers of securities. This could happen, for example, if the Funds and/or other advised/managed funds and accounts desired to buy a security issued by a company for which Bank of America or its affiliates served as underwriter. The internal policies and procedures of Bank of America and its affiliates covering these types of regulatory restrictions and addressing similar issues also may at times restrict the Funds’ investment activities. A client not advised by Bank of America and its affiliates would not be subject to many of these restrictions. See also About the Funds’ Investments — Certain Investment Activity Limits.

Actual and Potential Conflicts of Interest Related to Bank of America and its Affiliates’ Non-Advisory Relationships with Clients and Customers other than the Funds

The lending, investment banking and other relationships that Bank of America and its affiliates may have with companies and other entities in which a Fund may invest can give rise to actual and potential conflicts of interest. Subject to applicable legal and regulatory requirements, a Fund may invest (a) in the securities of Bank of America and/or its affiliates and/or in companies in which Bank of America and its affiliates (including, for example, BANA and affiliates of Merrill Lynch) have a lending, investment banking, equity, debt or other interest, and/or (b) in the securities of companies held by other BofA Funds. The purchase, holding and sale of such securities by a Fund may enhance the profitability and the business interests of Bank of America and/or its affiliates and/or other BofA Funds. There also may be limitations as to the sharing with the Advisor of information derived from the non-investment advisory/management activities of Bank of America and its affiliates because of legal and regulatory constraints and internal policies and procedures (such as information barriers and ethical walls). Because of these limitations, Bank of America and its affiliates generally will not share information derived from its non-investment advisory/management activities with the Advisor.

Actual and Potential Conflicts of Interest Related to Bank of America Affiliates’ Marketing and Use of the BofA Funds as an Investment Options

Bank of America and its affiliates also provide a variety of products and services that, in some manner, may utilize the BofA Funds as investment options. For example, the BofA Funds may be offered as investments in connection with brokerage and other securities products offered by MLPF&S, and may be utilized as investments in connection with fiduciary, investment management and other accounts offered by U.S. Trust or Bank of America Private Wealth Management. In addition, the BofA Funds are offered as an investment option for a variety of cash management and “sweep” account programs offered by Bank of America and its affiliates. The use of the BofA Funds in connection with other products and services offered by Bank of America and its affiliates may introduce economic and other conflicts of interest. These conflicts of interest are highlighted in account documentation and other disclosure materials for the other products and services offered by Bank of America and its affiliates.

Bank of America and its affiliates, including the Advisor, may make payments to their affiliates in connection with the promotion and sale of the Funds’ shares, in addition to the sales-related and other compensation that these parties may receive from the Funds. As a general matter, personnel of Bank of America and its affiliates do not receive compensation in connection with their sales or use of the Funds that is greater than that paid in connection with their sales of other comparable products and services. Nonetheless, because the compensation that the Advisor and other affiliates of Bank of America may receive for providing services to the Funds is generally based on the Funds’ assets under management and those assets will grow as shares of the Funds are sold, potential conflicts of interest may exist. See Brokerage Allocation and Other Practices — Additional Financial Intermediary Payments for more information.

Other Services Provided

The Transfer Agent

Boston Financial Data Services, Inc. acts as Transfer Agent for each Fund’s shares and can be contacted at P.O. Box 8723, Boston, MA 02266-8723. Under the Transfer Agency Agreement, the Transfer Agent provides transfer agency, dividend disbursing agency and shareholder servicing agency services to the Funds.

The Custodian

State Street, which is located at State Street Financial Center, One Lincoln Street, Boston, MA 02111, is the Funds’ Custodian. State Street is responsible for safeguarding the Funds’ cash and securities, receiving and delivering securities and collecting the Funds’ interest and dividends.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, which is located at 125 High Street, Boston, MA 02110, is the Funds’ independent registered public accounting firm. The Funds issue unaudited financial statements semi-annually and audited financial statements annually. The annual financial statements for the Funds’ fiscal year ended August 31, 2010 have been audited by PricewaterhouseCoopers LLP. The Board has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the Funds’ financial statements and assist in the preparation of its tax returns for the fiscal year ended August 31, 2011.

The report of Independent Registered Public Accounting Firm and the audited financial statements included in each Fund’s Annual Report to Shareholders of each Fund dated August 31, 2010 are incorporated herein by reference. The Funds’ unaudited financial statements included in each Fund’s Semi-Annual report dated February 28, 2011 are also incorporated herein by reference. No other parts of the each annual report or each semi-annual report to shareholders are incorporated by reference herein. The financial statements incorporated by reference into the Funds’ prospectuses and this SAI have been so incorporated in reliance upon the report of the independent registered public accounting firm, given on its authority as an expert in auditing and accounting.

Counsel

Goodwin Procter LLP serves as legal counsel to the Trust. Its address is 901 New York Avenue, N.W., Washington, D.C. 20001.

Distribution Plans

The Trust has adopted a Rule 12b-1, or distribution plan, for the Investor II Class shares, Daily Class shares, Investor Class shares and Liquidity Class shares of the Funds. See Capital Stock and Other Securities for more information.

With respect to a Fund’s Investor II Class shares, the Trust has adopted a distribution plan. The Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.10% (on an annualized basis) of the average daily net asset value of the Investor II Class shares of the Funds.

With respect to a Fund’s Daily Class shares, the Trust has adopted a distribution plan. The Daily Class Distribution Plan provides that a Fund may compensate or reimburse the Distributor for distribution services provided by it and related expenses incurred, including payments by the Distributor to Selling agents for sales support services they may provide, up to 0.35% (on an annualized basis) of the average daily net asset value of the Daily Class shares of the Funds.

The Liquidity Class Distribution Plan provides that a Fund may reimburse distribution-related expenses of the Distributor for Liquidity Class shares up to 0.25% (on an annualized basis) of the Funds’ Liquidity Class shares average daily net asset value and additionally, a Fund may pay the Distributor a fee of up to 0.25% (on an annualized basis) of the Liquidity Class Funds’ average daily net assets. However, under the Funds’ Rule 18f-3 Multi-Class Plan, to the extent that the Liquidity Class Shares of the Funds reimburse expenses or make payments pursuant to the Distribution Plan and/or their separate Shareholder Servicing Plan, the total of such reimbursements and payments may not exceed 0.25% (on an annualized basis) of the average daily net assets of any such Fund’s Liquidity Class shares.

Payments under the Investor II Class Distribution Plan, Daily Class Distribution Plan and Investor Class Distribution Plan generally may be made with respect to the following: (i) preparation, printing and distribution of prospectuses, sales literature and advertising materials; (ii) commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iii) overhead and other office expenses of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; (iv) opportunity costs relating to the foregoing (which may be calculated as a carrying charge on the Distributor’s or Selling Agents’ unreimbursed expenses incurred in connection with distribution or sales support activities, respectively); and (v) any other costs and expenses relating to distribution or sales support activities.

Payments under the Liquidity Distribution Plan may be made with respect to the following: (i) the incremental printing costs incurred in producing for and distributing to persons other than current shareholders, the reports, prospectuses, notices and similar materials that are prepared for current shareholders; (ii) the cost of complying with state and federal laws pertaining to the distribution of the shares; (iii) advertising; (iv) the costs of preparing, printing and distributing any literature used in connection with the offering of the shares; (v) expenses incurred in connection with the promotion and sale of the shares including, travel and communication expenses and expenses for the compensation of and benefits for sales personnel; and (vi) any other expenses reasonably incurred in connection with the distribution and marketing of the shares.

All of the Distribution Plans may be terminated with respect to their respective shares by vote of a majority of the Trustees, including a majority of the Independent Board Members, or by vote of a majority of the holders of the outstanding voting securities of the appropriate share class. Any change in a Rule 12b-1 Plan that would increase materially the distribution expenses paid by the appropriate share class requires shareholder approval.

Expenses incurred by the Distributor pursuant to a Distribution Plan in any given year may exceed the sum of the fees received under the Distribution Plan. Any such excess may be recovered by the Distributor in future years so long as the Distribution Plan is in effect. If the Distribution Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund. There were no unreimbursed expenses incurred under any of the Distribution Plans in the previous fiscal year to be carried over to the current fiscal year.

The Funds participate in joint distribution activities with other Funds in the BofA Funds Family. The fees paid under each Distribution Plan adopted by a Fund may be used to finance the distribution of the shares of other Funds in the BofA Funds Family. Such distribution costs are allocated based on the relative net asset size of the respective Funds.

With respect to a Fund’s Investor II Class shares, Daily Class shares, Liquidity Class shares, Investor Class shares, Adviser Class shares and Marsico shares, the Trust has adopted a shareholder servicing plan that provides that a Fund may compensate Servicing Agents for shareholder services they may provide, up to 0.25% (on an annualized basis) of the average daily net asset value of each class of shares, respectively, of the Funds.

As of the date of this SAI, the Funds’ Daily Class, Investor Class and Investor II Class shares, as applicable, have not commenced operations and therefore have not paid any distribution and/or service fees.

Expense Limitations

The Advisor and/or some of its service providers have contractually agreed to waive fees and/or reimburse expenses (excluding any distribution, shareholder servicing and/or shareholder administration fees, interest, taxes and extraordinary expenses, but including custodian charges relating to overdrafts), after giving effect to any balance credits from a Fund’s custodian, so that the Fund’s ordinary operating expenses do not exceed 0.20% of the Fund’s average daily net assets on an annualized basis through December 31, 2012 as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund, except Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Also, the Distributor has voluntarily undertaken to reimburse certain class-specific Fund expenses (consisting of shareholder servicing, distribution and shareholder administration fees) to the extent necessary in order to maintain a minimum annualized net yield of 0.00% for all classes of the Fund. In addition, the Advisor has voluntarily undertaken to reimburse certain Fund expenses (consisting of advisory and administration fees) to the extent necessary to maintain such yield in the event the Distributor’s reimbursement of class-specific Fund expenses is fully utilized. These reimbursements are voluntary and may be modified or discontinued by the Distributor or the Advisor at any time.

Fund Level Expense Commitments

Fund
California Tax-Exempt Reserves	0.20%
Cash Reserves	0.20%
Connecticut Municipal Reserves	0.20%
Government Reserves	0.20%
Government Plus Reserves	0.20%
Massachusetts Municipal Reserves	0.20%
Money Market Reserves	0.20%
Municipal Reserves	0.20%
New York Tax-Exempt Reserves	0.20%
Tax-Exempt Reserves	0.20%
Treasury Reserves	0.20%

The Advisor has contractually agreed to limit management fees as a percent of average net assets through December 31, 2012 as noted in the chart below. The Advisor and the Distributor are entitled to recover from each Fund, except Connecticut Municipal Reserves, Government Plus Reserves and Massachusetts Municipal Reserves, any fees waived and/or expenses reimbursed for a three year period following the date of such fee waiver and/or reimbursement if such recovery does not cause a Fund’s total operating expenses to exceed the expense commitment in effect at the time the expenses to be recovered were incurred. This fee and expense arrangement may only be modified or amended with the approval of all parties to such arrangement, including the Fund (acting through its Board) and the Advisor.

Management Fee Cap

Management Fee Commitment* - Through the period ending December 31, 2012

Fund
California Tax-Exempt Reserves	0.19%
Cash Reserves	0.19%
Connecticut Municipal Reserves	0.19%
Government Reserves	0.19%
Government Plus Reserves	0.16%
Massachusetts Municipal Reserves	0.19%
Money Market Reserves	0.19%
Municipal Reserves	0.19%
New York Tax-Exempt Reserves	0.19%
Tax-Exempt Reserves	0.19%
Treasury Reserves	0.19%

*	“Management Fees” are the fees payable under the Investment Advisory Agreement and the Administration Agreement.

12b-1 Distribution Fee Waivers

Contractual 12b-1 Distribution Fee Waivers - Through the period ending December 31, 2012

Fund (Liquidity Class Shares)	12b-1 Distribution Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

Fund (Liquidity Class Shares)	Shareholder Servicing Fee Waivers *
California Tax-Exempt Reserves	0.10%
Cash Reserves	0.10%
Government Reserves	0.10%
Government Plus Reserves	0.10%
Money Market Reserves	0.10%
Municipal Reserves	0.10%
Tax-Exempt Reserves	0.10%
Treasury Reserves	0.10%

*	The Distributor has contractually agreed to limit the combined total of Rule 12b-1 distribution fees and shareholder servicing fees to an annual rate of 0.15% of average net assets through December 31, 2012. This fee and expense arrangement may only be modified or amended with the approval of all parties to the arrangement, including the Fund (acting through its Board) and the Distributor.

Code of Ethics

The Funds, the Advisor and the Distributor have adopted a Code of Ethics pursuant to the requirements of the 1940 Act, including Rule 17j-1 under the 1940 Act. The Code of Ethics permits personnel subject to the Code of Ethics to invest in securities, including securities that may be bought or held by the Funds. The Code of Ethics is included as an exhibit to Part C of the Funds’ registration statement. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room and may be obtained by calling the SEC at 202.551.8090; it also is available on the SEC’s website at www.sec.gov, and may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

The Advisor’s policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to have an adverse impact on the current or potential market value of the issuer’s securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of a Fund in light of the potential economic return on the Fund’s investment.

The Advisor seeks to address potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor’s Investment Oversight Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor’s Investment Oversight Committee is composed of representatives of the Advisor’s investment, trading, business management, Fund administration, risk compliance and legal functions. In addition to the responsibilities described above, the Investment Oversight Committee has the responsibility to review, at least annually, the Advisor’s proxy voting policies to ensure consistency with internal policies and regulatory requirements and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

The Investment Oversight Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to have an adverse impact on the current or potential market value of the issuer’s securities or to affect adversely the best interest of the Funds. References to the best interests of the Funds refer to the interest of the Funds in terms of the potential economic return on the client’s investment. In determining the vote on any proposal, the Investment Oversight Committee does not consider any benefit other than benefits to the Funds. A member of the Investment Oversight Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Investment Oversight Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

The Advisor may retain a third-party vendor to implement its proxy voting process.

Information regarding how the BofA Funds (except certain BofA Funds that do not invest in voting securities) voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 will be available by August 31 of this year free of charge: (i) through the BofA Funds’ website at www.bofacapital.com and (ii) on the SEC’s website at www.sec.gov. For a copy of the Advisor’s policies and procedures that are used to determine how to vote proxies relating to portfolio securities held by the BofA Funds, see Appendix B to this SAI.

Expenses Paid by Third Parties

The Distributor and the Administrator furnish, without additional cost to the Funds, the services of certain officers of the Funds and such other personnel (other than the personnel of the Advisor or the investment sub-advisor(s), if applicable) as are required for the proper conduct of the Funds’ affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Funds’ shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Distribution Plans of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Funds.

The Funds pay or cause to be paid all other expenses of the Funds, including, without limitation: the fees of the Advisor, the Distributor and the Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Funds for the safekeeping of their cash, Fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Funds; brokerage commissions chargeable to the Funds in connection with Fund securities transactions to which the Funds are a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Funds to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Funds’ shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of preparing and typesetting prospectuses and statements of additional information of the Funds (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Funds’ shareholders; all expenses of shareholders’ and Trustee meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Funds’ shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Funds; membership dues of industry associations; interest payable on Fund borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Funds which inure to their benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Funds’ operation unless otherwise explicitly assumed by the Advisor or the Administrator.

Expenses of the Funds which are not attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund based upon the relative net assets of each class or Fund. Expenses which are not directly attributable to a specific class of shares but are attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

FUND GOVERNANCE

The Board

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of seven Trustees who have extensive and varied experience and skills. Each of the Trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications below.

The Board has appointed a Non-Interested Trustee (Mr. Hilliard) to serve in the role of Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the “Committees”) that are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds’ investment advisor and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust’s three standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee.

In general, the functions of the Audit Committee is oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds’ independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements.

Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds’ accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act, or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members qualify, and will be designated as, an “audit committee financial expert,” and will disclose its determination to shareholders. The current members of the Audit Committee are William A. Hawkins (Chair), Harrison M. Bains, George J. Gorman and William J. Kelly. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 6 occasions during the fiscal year ended August 31, 2010, including meetings of the Audit Committee of the CFST Predecessor Trust.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board regarding: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and, as applicable, investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are Paul Glasserman (Chair), George J. Gorman, William J. Kelly and Debra J. Perry. The Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on 3 occasions during the fiscal year ended August 31, 2010, including meetings of the Contracts Review Committee of the CFST Predecessor Trust.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating non-interested trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are Debra J. Perry (Chair), Harrison M. Bains, Paul Glasserman and R. Glenn Hilliard. The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 4 occasions during the fiscal year ended August 31, 2010, including meetings of the Governance Committee of the CFST Predecessor Trust.

The Trust’s Amended and Restated Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess. The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. These attributes and skills, including each Trustee’s ability to perform his or her duties effectively, have been attained through: (i) the individual’s business and professional experience and accomplishments, as outlined below; (ii) with respect to Messrs. Hawkins and Hilliard, their experience working with the Trust’s former slate of trustees and management; (iii) the individual’s experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Trustee Biographical Information and Qualifications

The following is a summary of the particular professional and other experience of each Trustee that qualifies each to serve as a Trustee of the Trust as of June 14, 2011:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair (since 2009) of the board of the MGI Funds, a complex of open-end investment funds. He also serves as a director (since 2007) and audit committee chair (since 2007) of BG Medicine, Inc., a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. For the past two years, Mr. Glasserman has served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman.

George J. Gorman. Mr. Gorman has served as an independent trustee of the board of the Ashmore Funds, a complex of open-end investment funds, since 2010. Mr. Gorman served as a Senior Partner in the Boston office of the asset management practice of Ernst & Young LLP from 1988 to 2009. In his capacity as Senior Partner, Mr. Gorman has advised fund management and mutual fund boards and their audit committees on a variety of accounting matters. Mr. Gorman currently serves as an honorary director of National Investment Company Service Association, a not-for-profit organization providing educational and networking forums to the global investment community. Mr. Gorman is also a certified public accountant.

William A. Hawkins. Mr. Hawkins has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. He currently serves as Managing Director of Overton Partners and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 through May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. From 2002 to 2008, Mr. Kelly served as the most senior U.S.-based executive of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995 to 2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring. Until 2004, she was a senior executive at Moody’s, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry has served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 through May 2011, and MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has also served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board.

The following table provides additional biographical information about the Trustees as of June 14, 2011, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name, Age and Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Harrison M. Bains Age 65 Trustee	Indefinite term; Trustee since June 2011	Retired	11	MGI Funds (7 funds); BG Medicine, Inc. (life sciences)

Paul Glasserman Age 48 Trustee	Indefinite term; Trustee since June 2011	Jack R. Anderson Professor of Business — Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar — Federal Reserve Bank of New York, from 2008 to 2010; Independent consultant to financial firms since 1995	11	IQ Closed-End Funds (10 funds) (2004-2010)

George J. Gorman Age 59 Trustee	Indefinite term; Trustee since June 2011	Senior Partner, Asset Management — Ernst & Young LLP, from 1988 to 2009	11	Ashmore Funds (5 funds)

William A. Hawkins Age 68 Trustee	Indefinite term; Trustee since January 2005(1)	Managing Director — Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer — California General Bank, N.A., from January 2008 through August 2010	11	Columbia Funds (146 funds)

R. Glenn Hilliard Age 67 Trustee and Chairman of the Board	Indefinite term; Trustee since January 2005(1)	Chairman and Chief Executive Officer — Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman — CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through May 2011	11	Columbia Funds (146 funds); CNO Financial Group, Inc. (insurance) (2003-May 2011)

Name, Age and Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
William J. Kelly Age 51 Trustee	Indefinite term; Trustee since June 2011	Chief Executive Officer — Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None

Debra J. Perry Age 60 Trustee	Indefinite term; Trustee since June 2011	Managing Member — Perry Consulting LLC, since March 2008; Consultant — MBIA, since March 2008	11	Korn/Ferry International (recruiting); CNO Financial Group, Inc. (insurance) (2002-May 2011)

(1)	Includes service as trustees of the CFST Predecessor Trust.

Compensation

Trustees are compensated for their services to the BofA Funds Family on a complex-wide basis, as shown in the tables below.

Independent and Interested Trustee Compensation for the Fiscal Year Ended August 31, 2011*

	Aggregate Compensation from Fund
	Independent Trustees
Fund	Harrison M. Bains[1]	Paul Glasserman[1]	George J. Gorman[1]	William A. Hawkins	R. Glenn Hilliard	William J. Kelly[1]	Debra J. Perry[1]
California Tax-Exempt Reserves	$503	$515	$503	$5,009	$4,347	$503	$515
Amount deferred	$0	$0	$0	$761	$0	$0	$0
Cash Reserves	$1,664	$1,700	$1,664	$16,897	$14,629	$1,664	$1,700
Amount deferred	$0	$0	$0	$2,679	$0	$0	$0
Connecticut Municipal Reserves	$443	$453	$443	$4,319	$3,745	$443	$453
Amount deferred	$0	$0	$0	$648	$0	$0	$0
Government Plus Reserves	$511	$522	$511	$4,899	$4,251	$511	$522
Amount deferred	$0	$0	$0	$730	$0	$0	$0
Government Reserves	$1,090	$1,116	$1,090	$11,579	$9,980	$1,090	$1,116
Amount deferred	$0	$0	$0	$1,720	$0	$0	$0
Massachusetts Municipal Reserves	$452	$462	$452	$4,403	$3,819	$452	$462
Amount deferred	$0	$0	$0	$660	$0	$0	$0
Money Market Reserves	$1,358	$1,389	$1,358	$12,762	$11,118	$1,358	$1,389
Amount deferred	$0	$0	$0	$1,865	$0	$0	$0
Municipal Reserves	$804	$822	$804	$7,987	$6,908	$804	$822
Amount deferred	$0	$0	$0	$1,202	$0	$0	$0
New York Tax-Exempt Reserves	$476	$487	$476	$4,624	$4,009	$476	$487
Amount deferred	$0	$0	$0	$694	$0	$0	$0
Tax-Exempt Reserves	$902	$923	$902	$8,631	$7,501	$902	$923
Amount deferred	$0	$0	$0	$1,261	$0	$0	$0
Treasury Reserves	$1,336	$1,369	$1,336	$11,890	$10,353	$1,336	$1,369
Amount deferred	$0	$0	$0	$1,729	$0	$0	$0

*	Unaudited.
[1]	Commenced service as a Trustee of the Trust on June 14, 2011.

	Aggregate Compensation from Fund
	Independent Trustees				Interested Trustee
Fund	Edward J. Boudreau, Jr.[2]	William P. Carmichael[2]	John J. Nagorniak[2]	Minor M. Shaw[2]	Anthony M. Santomero[2]
California Tax-Exempt Reserves	$3,966	$4,999	$3,966	$4,224	$3,526
Amount deferred	$339	$0	$679	$1,200	$0
Cash Reserves	$13,435	$16,887	$13,435	$14,298	$11,828
Amount deferred	$1,196	$0	$1,541	$2,725	$0
Connecticut Municipal Reserves	$3,412	$4,300	$3,412	$3,634	$3,041
Amount deferred	$289	$0	$579	$1,022	$0
Government Plus Reserves	$3,863	$4,867	$3,863	$4,114	$3,447
Amount deferred	$326	$0	$652	$1,151	$0
Government Reserves	$9,250	$11,626	$9,250	$9,844	$8,264
Amount deferred	$768	$0	$1,535	$2,713	$0
Massachusetts Municipal Reserves	$3,477	$4,383	$3,477	$3,703	$3,099
Amount deferred	$297	$0	$589	$1,041	$0
Money Market Reserves	$10,049	$12,637	$10,049	$10,696	$8,999
Amount deferred	$833	$0	$1,665	$2,942	$0
Municipal Reserves	$6,326	$7,967	$6,326	$6,736	$5,649
Amount deferred	$537	$0	$1,074	$1,897	$0
New York Tax-Exempt Reserves	$3,650	$4,602	$3,650	$3,888	$3,254
Amount deferred	$310	$0	$619	$1,095	$0
Tax-Exempt Reserves	$6,794	$8,582	$6,794	$7,241	$6,081
Amount deferred	$563	$0	$1,125	$1,989	$0
Treasury Reserves	$9,242	$11,733	$9,242	$9,864	$8,274
Amount deferred	$771	$0	$1,541	$2,725	$0

*	Unaudited.
[2]	Served as a Trustee of the Trust until June 14, 2011.

	Aggregate Compensation from Complex
	Independent Trustees
Fund	Harrison M. Bains[1]	Paul Glasserman[1]	George J. Gorman[1]	William A. Hawkins[3]	R. Glenn Hilliard[4]	William J. Kelly[1]	Debra J. Perry[1]
Total Compensation from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$9,538	$9,758	$9,538	$93,000	$80,659	$9,538	$9,758
Aggregate Amount Deferred from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$0	$0	$0	$13,950	$0	$0	$0

*	Unaudited.
[1]	Commenced service as a Trustee of the Trust on June 14, 2011.
[3]	As of August 31, 2011, the value of Mr. Hawkins’s account under the deferred compensation plan was $27,467.
[4]	As of August 31, 2011, the value of Mr. Hilliard’s account under the deferred compensation plan was $162,941.

	Aggregate Compensation from Complex
	Independent Trustees				Interested Trustee
Fund	Edward J. Boudreau, Jr.[2,5]	William P. Carmichael[2,6]	John J. Nagorniak[2,7]	Minor M. Shaw[2,8]	Anthony M. Santomero[2,9]
Total Compensation from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$73,462	$92,582	$73,462	$78,242	$65,462
Aggregate Amount Deferred from the BofA Funds Complex for the Fiscal Year Ended August 31, 2011	$6,225	$0	$12,450	$22,000	$0

*	Unaudited.
[2]	Served as a Trustee of the Trust until June 14, 2011.
[5]	As of August 31, 2011, the value of Mr. Boudreau’s account under the deferred compensation plan was $89,711.
[6]	As of August 31, 2011, the value of Mr. Carmichael’s account under the deferred compensation plan was $133,544.
[7]	As of August 31, 2011, the value of Mr. Nagorniak’s account under the deferred compensation plan was $61,732.
[8]	As of August 31, 2011, the value of Ms. Shaw’s account under the deferred compensation plan was $173,804.
[9]	As of August 31, 2011, the value of Mr. Santomero’s account under the deferred compensation plan was $52,666.

BofA Funds Deferred Compensation Plan

Under the terms of the Deferred Fee Agreement (the Deferred Compensation Plan), each eligible Trustee may elect, on an annual basis, to defer receipt of all or a portion of compensation payable to him or her for service as Trustee for that calendar year. Fees deferred by a Trustee are credited to a book reserve account (the Deferral Account) established by the BofA Funds, the value of which is derived from the rate of return of one or more BofA Funds selected by the Trustee (with accruals to the Deferral Account beginning at such time as a Trustee’s fund elections having been established, and fees for service having been paid into such account, and terminating at such time as when proceeds have been fully paid to such Trustee under the Deferred Compensation Plan). Trustees may change their fund elections only in accordance with the provisions of the Deferred Compensation Plan.

Distributions from a Trustee’s Deferral Account will be paid by check, either in a lump sum or in annual installments. Payments made in annual installments are disbursed over a period of up to ten years, following such time as a Trustee may qualify to receive such payments. If a deferring Trustee dies prior to or after the commencement of the disbursement of amounts accrued in his/her Deferral Account, the balance of the account will be distributed to his/her designated beneficiary either in lump sum or in annual payments as established by such Trustee himself/herself, his/her beneficiary or his/her estate. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way, and each deferring Trustee has the status of an unsecured creditor of the BofA Fund(s) selected by such Trustee.

Beneficial Equity Ownership

As of the date of this SAI, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of each class of shares of each Fund. The table below shows, for each Trustee, the amount of Fund equity securities beneficially owned by the Trustee and the aggregate value of all investments in equity securities of the BofA Funds Family, including notional amounts through the Deferred Compensation Plan, stated as one of the following ranges: A = $0; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Independent Trustee Ownership as of April 29, 2011

Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	A	A	A	A	A	A	A
Cash Reserves	C		A	A	C		C

Connecticut Municipal Reserves	A	A	A	A	A	A	A
Government Plus Reserves	A	A	A	A	A	A	A

Government Reserves	A	A	A	A	A	A	A
Massachusetts Municipal Reserves	A	A	A	A	A	A	A

Money Market Reserves	A	A	A	C	A	A	A
Municipal Reserves	A	A	C	A	C	A	A

New York Tax-Exempt Reserves	A	A	A	A	A	A	A
Tax-Exempt Reserves	A	A	A	A	A	A	A

Treasury Reserves	A	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds overseen or to be overseen by the Trustee (including notional amounts held through a deferred compensation agreement)	C	C	C	C	C	C	C

The Officers

The following table provides basic information about the Officers of the Trust as of the date of this SAI, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Officer is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Officer Biographical Information

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years
Michael J. Pelzar (Born 1968)	President	2010	President, BofA Global Capital Management, LLC since May 2010; Managing Director and Head of Product Management, Columbia Management Advisors, LLC from 2007 to 2010; Head of Business Development and Mergers and Acquisitions for Global Wealth & Investment Management, Bank of America from 2006 to 2007; Managing Director and Partner, Kaufman & Company, LLC (bank) from 1998 to 2006.

Jeffrey R. Coleman (Born 1969)	Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Treasurer	2009	Managing Director of Fund Administration of the Advisor since May 2010; Director of Fund Administration of the Advisor since January 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August 2000 to September 2004.

Peter T. Fariel (Born 1957)	Senior Vice President, Secretary and Chief Legal Officer	2010	Associate General Counsel, Bank of America since April 2005; Partner, Goodwin Procter LLP (law firm) prior to April 2005.

James R. Bordewick, Jr. (Born 1959)	Senior Vice President and Chief Compliance Officer	2010	Chief Compliance Officer of the Advisor and Managing Director, Bank of America since May 2010; Associate General Counsel, Bank of America since April 2005 to May 2010; Chief Legal Officer, Secretary and Senior Vice President, Columbia Funds, April 2005 to April 2010; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April 2005.

Barry S. Vallan (Born 1969)	Deputy Treasurer and Comptroller	2010	Director of Fund Administration of the Advisor since May 2010; Vice President-Fund Treasury of the Advisor since October 2004; Vice President-Trustee Reporting from April 2002 to October 2004.

Thomas Loeffler (Born 1959)	Assistant Treasurer	2010	Chief Operating Officer, BofA Global Capital Management, LLC since May 2010; Chief Operating Officer, Fixed-Income and Liquidity Strategies, Columbia Management Advisors, LLC from 2004 to 2010.

Name, Year of Birth and Address	Position with the Trust	Year First Elected or Appointed to Office	Principal Occupation(s) During the Past Five Years

Robert Fitzpatrick (Born 1971)	Assistant Secretary	2010	Assistant General Counsel, Bank of America since May 2010; Assistant General Counsel, Columbia Management Advisors, LLC from 2004 to 2010; Legal Advisor, FleetBoston Financial Corporation from 2000 to 2004.

Patrick Campbell (Born 1957)	Assistant Treasurer	2010	Director of Transfer Agency Oversight, BofA Global Capital Management Group, LLC since May 2010; Vice President of Transfer Agency Oversight and Business Intelligence/Data Warehouse at Oppenheimer Funds, April 2004 through January 2009.

BROKERAGE ALLOCATION AND OTHER PRACTICES

General Brokerage Policy, Brokerage Transactions and Broker Selection

Subject to policies established by the Board, the Advisor (or the investment sub-advisor(s) who make(s) the day-to-day investment decisions for a Fund, as applicable) is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of a Fund’s securities transactions and for the allocation of brokerage commissions in connection with such transactions. The Advisor’s primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. Purchases and sales of securities on a securities exchange are effected through brokers who charge negotiated commissions for their services. Orders may be directed to any broker to the extent and in the manner permitted by applicable law.

In the over-the-counter market, securities generally are traded on a “net” basis with dealers acting as principals for their own accounts without stated commissions, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.” On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of a Fund, the Advisor gives primary consideration to obtaining the best net prices and most favorable execution. This means that the Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. In seeking such execution, the Advisor will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including, without limitation, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the broker/dealer, the reputation, reliability, experience and financial condition of the broker/dealer, the value and quality of the services rendered by the broker/dealer in this instance and other transactions and the reasonableness of the spread or commission, if any.

Under Section 28(e) of the 1934 Act, the Advisor shall not be “deemed to have acted unlawfully or to have breached its fiduciary duty” solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), the Advisor must make a good faith determination that the commissions paid are “reasonable in relation to the value of the brokerage and research services provided by such member, broker, or dealer, viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.” Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

Commission rates are established pursuant to negotiations with broker/dealers based on the quality and quantity of execution services provided by broker/dealers in light of generally prevailing rates. On exchanges on which commissions are negotiated, the cost of transactions may vary among different broker/dealers. Transactions on foreign stock exchanges involve payment of brokerage commissions that generally are fixed. Transactions in both foreign and domestic over-the-counter markets generally are principal transactions with dealers, and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor, where possible, will deal directly with dealers who make a market in the securities involved, except in those circumstances in which better prices and execution are available elsewhere.

In certain instances there may be securities that are suitable for more than one Fund as well as for one or more of the other clients of the Advisor. Investment decisions for each Fund and for the Advisor’s other clients are made with the goal of achieving their respective investment objectives. A particular security may be bought or sold for only one client even though it may be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when a number of accounts receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are engaged simultaneously in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. In some cases, this policy could have a detrimental effect on the price or volume of the security in a particular transaction that may affect a Fund.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Funds’ interests.

The Trust will not execute portfolio transactions through, or buy or sell portfolio securities from or to, the Distributor, the Advisor, the Administrator or their affiliates acting as principal (including repurchase and reverse repurchase agreements), except to the extent permitted by applicable law, regulation or order. However, the Advisor is authorized to allocate buy and sell orders for portfolio securities to certain broker/dealers and financial institutions, including, in the case of agency transactions, broker/dealers and financial institutions that are affiliated with Bank of America. To the extent that a Fund executes any securities trades with an affiliate of Bank of America, the Fund does so in conformity with Rule 17e-1 under the 1940 Act and the procedures that the Fund has adopted pursuant to the rule. In this regard, for each transaction, the Board will determine that: (i) the transaction resulted in prices for and execution of securities transactions at least as favorable to the particular Fund as those likely to be derived from a non-affiliated qualified broker/dealer; (ii) the affiliated broker/dealer charged the Fund commission rates consistent with those charged by the affiliated broker/dealer in similar transactions to clients comparable to the Fund and that are not affiliated with the broker/dealer in question; and (iii) the fees, commissions or other remuneration paid by the Fund did not exceed 2% of the sales price of the securities if the sale was effected in connection with a secondary distribution, or 1% of the purchase or sale price of such securities if effected in other than a secondary distribution.

Certain affiliates of Bank of America, such as its subsidiary banks, may have deposit, loan or commercial banking relationships with the corporate users of facilities financed by industrial development revenue bonds or private activity bonds bought by certain of the Funds. Bank of America or certain of its affiliates may serve as trustee, custodian, tender agent, guarantor, placement agent, underwriter, or in some other capacity, with respect to certain issues of securities. Under certain circumstances, the Funds may buy securities from a member of an underwriting syndicate in which an affiliate of Bank of America is a member. The Trust has adopted procedures pursuant to Rule 10f-3 under the 1940 Act, and intends to comply with the requirements of Rule 10f-3, in connection with any purchases of municipal securities that may be subject to Rule 10f-3.

Given the breadth of the Advisor’s investment management activities, investment decisions for each Fund are not always made independently from those for other funds, or other investment companies and accounts advised or managed by the Advisor. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment portfolio, investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to each Fund and such other funds, investment portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or bought for the Funds with those to be sold or bought for other funds, investment portfolios, investment companies, or accounts in executing transactions.

See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information about these and other conflicts of interest.

Brokerage Commissions

The following describes the amounts of brokerage commissions paid by the Funds during their three most recently completed fiscal years. In certain instances the Funds may pay brokerage commissions to broker/dealers that are affiliates of Bank of America. As indicated above, all such transactions involving the payment of brokerage commissions to affiliates are done in compliance with Rule 17e-1 under the 1940 Act.

Aggregate Brokerage Commissions Paid by the Funds

The Funds paid no brokerage commissions for the past three fiscal years. The Funds paid no brokerage commissions to affiliated broker/dealers for the past three fiscal years. Information for the fiscal year ended August 31, 2011 is not yet available.

Directed Brokerage

The Funds or the Advisor, through an agreement or understanding with a broker/dealer, or otherwise through an internal allocation procedure, may direct, subject to applicable legal requirements, the Funds’ brokerage transactions to a broker/dealer because of the research services it provides the Funds or the Advisor.

During the fiscal year ended August 31, 2010, no Fund directed brokerage transactions. Information for the fiscal year ended August 31, 2011 is not yet available.

Securities of Regular Broker/Dealers

In certain cases, the Funds, as part of their principal investment strategies, or otherwise as a permissible investment, will invest in the common stock or debt obligations of the regular broker/dealers that the Advisor uses to transact brokerage for the BofA Funds Family.

As of August 31, 2010, the Funds owned securities of its “regular brokers or dealers” or their parents, as defined in Rule 10b-1 under the 1940 Act, as shown in the table below. Information for the fiscal year ended August 31, 2011 is not yet available.

Investments in Securities of Regular Broker/Dealers as of August 31, 2010

Fund	Broker/Dealer	Dollar Amount of Securities Held
California Tax-Exempt Reserves	N/A	N/A

Cash Reserves	Barclays Capital	$1,053,000,000
	USB Warburg LLC	$790,800,000
	BNP Paribas	$739,600,000
	Deutsche Bank AG	$56,400,000

Connecticut Municipal Reserves	N/A	N/A

Government Plus Reserves	N/A	N/A

Government Reserves	N/A	N/A

Massachusetts Municipal Reserves	N/A	N/A

Money Market Reserves	Barclays Capital	$456,000,000
	UBS Warburg LLC	$464,000,000
	BNP Paribas	$329,400,000
	Deutsche Bank AG	$28,000,000

Municipal Reserves	N/A	N/A

New York Tax-Exempt Reserves	N/A	N/A

Tax-Exempt Reserves	N/A	N/A

Treasury Reserves	N/A	N/A

Additional Shareholder Servicing Payments

The Funds, along with the Transfer Agent, the Distributor, the Advisor and/or their affiliates pay significant amounts to certain financial intermediaries (as defined below), including other Bank of America affiliates, for providing the types of services that would typically be provided directly by a mutual fund’s transfer agent. The level of payments made to financial intermediaries varies. A number of factors may be considered in determining payments to a financial intermediary, including, without limitation, the nature of the services provided to shareholders or retirement plan participants that invest in the Fund through retirement plans and other investment programs. These services may include sub-accounting, sub-transfer agency or similar recordkeeping services, shareholder or participant reporting, shareholder or participant transaction processing, and/or the provision of call center support (additional shareholder services). The Funds’ Distributor, the Advisor and/or their affiliates may pay, from its or their own resources, amounts in excess of the amount reimbursed or paid by a Fund to financial intermediaries in connection with the provision of these additional shareholder services and other services.

For purposes of this section the term “financial intermediary” includes any broker/dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan or other third-party administrator and any other institution having a selling, servicing or any similar agreement with the Transfer Agent, the Distributor and/or their affiliates.

The Funds also may make additional payments to financial intermediaries that charge networking fees for certain services provided in connection with the maintenance of shareholder accounts through the NSCC.

In addition, the Distributor, the Advisor and/or their affiliates may make lump sum payments to selected financial intermediaries receiving shareholder servicing payments in reimbursement of printing costs for literature for participants, account maintenance fees or fees for establishment of the Funds on the financial intermediary’s system or other similar services.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make shareholder servicing payments to the financial intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Shareholder Servicing Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

• Advisors Clearing Network	• Metlife Securities Inc
• Allstate Financial Services LLC	• MG Trust Co LLC
• American Portfolios Fin Serv Inc	• Mid Atlantic Capital Corp
• Askar Corp	• Milke Ferguson Investment, Inc.
• Banc of America Securities LLC*	• Money Concepts Capital Corp
• Bank of America MFS*	• Morgan Keegan & Company Inc
• Bank of America NA*	• Municipal Capital Markets Group Inc
• Bank of America of Texas NA*	• National Financial Services
• Bank of America SWP Disbursement*	• New England Securities
• Bank of New York	• NFP Securities Inc
• BB Graham & Co	• Northeast Securities Inc
• Benefit Trust	• P J Robb Variable Corporation
• Broker Dealer Financial Services	• Pacific West Securities Inc
• Cadaret Grant & Co Inc	• Penson Financial Services Inc
• Cambridge Investment Research Inc	• Pershing LLC
• Capitol Securities Management Inc	• Pittsburgh Financial

• Charles Schwab & Co	• Purshe Kaplan Sterling Investments
• Chase Investment Services Corp	• Questar Capital Corp
• Citibank NA	• RBC Capital Markets Corporation
• Crowell Weedon & Co	• Reliance Trust Company
• Crown Capital Securities	• Resource Horizon Group LLC
• CUSO Financial Services LP	• Ridge Clearing & Outsourcing
• Cutter & Company Brokerage Inc	• Robert W Baird & Co Inc
• D.A. Davidson & Co.	• Sanders Morris Harris Inc
• Dominion Investor Services	• Scottsdale Capital Advisors
• Edward Jones	• Stancorp Equities Inc
• EK Riley Investments LLC	• State Street Global Link
• Equity Services Inc	• State Street Global Link WMS
• Essex National Securities Inc	• State Street Non-Internal
• Financial West Group Inc	• Stein Roe Investment Council LLC
• First Allied Securities	• Sterne Agee & Leach Inc
• Frontier Trust Company	• Stifel Nicolaus & Co Inc
• Gold K Investments	• Stone & Youngberg
• Goldman Sach & Co	• Summit Equities Inc
• GPC Securities Inc	• SunGard
• GWN Securities Inc	• SVB Securities
• H Beck Inc	• TD Wealth Management Services LLC
• Hightower Securities	• The Bank of America*
• ING Financial Partners Inc	• The Leaders Group Inc
• ING Institutional Plan Services	• Tower Square Securities
• Investacorp Inc	• Transamerica Financial Advisors Inc
• JP Morgan Clearing Corp	• UMB Fund Services Inc
• KMS Financial Services Inc	• Union Bank, N.A.
• KW Chambers & Co	• United Planners Fin Serv of AM
• Laba & Co	• US Bancorp Investments Inc
• LaSalle Money Market Express	• US Bank Trust NA
• Liberty Life Securities LLC	• USI Securities Inc
• Lincoln Financial Advisors Corp	• Vanderbilt Securities LLC
• Lincoln Financial Securities Corp	• Walnut Street Securities
• Lincoln Investment Planning Inc	• Wells Fargo Securities
• M & T Securities Inc	• Westport Resources Investment
• Merrill Lynch Pierce Fenner & Smith*	• Workman Securities Corp

*	Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Additional Financial Intermediary Payments

Financial intermediaries (as defined above) may receive different commissions, sales charge reallowances and other payments with respect to sales of different classes of shares of the Funds. These other payments may include servicing payments to retirement plan administrators and other institutions.

The Distributor, the Advisor and/or their affiliates may pay additional compensation to selected financial intermediaries, including other Bank of America affiliates, under various categories. These categories are not mutually exclusive, and a single financial intermediary may receive payments under all categories. A financial intermediary also may receive payments described above in Brokerage Allocation and Other Practices —

Additional Shareholder Servicing Payments. These payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund to its customers. The amount of payments made to financial intermediaries may vary. In determining the amount of payments to be made, the Distributor, the Advisor and/or their affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary, the size of the customer/shareholder base of the financial intermediary, the manner in which customers of the financial intermediary make investments in the Funds, the nature and scope of marketing support or services provided by the financial intermediary (as described more fully below) and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Funds.

These additional payments by the Distributor, the Advisor and/or their affiliates are made pursuant to agreements between the Distributor, the Advisor and/or their affiliates and the financial intermediaries, and do not change the price paid by investors for the purchase of a share, the amount a Fund will receive as proceeds from such sales or the distribution fees and expenses paid by the Fund as shown under the heading Fees and Expenses in the Fund’s prospectuses.

Marketing Support Payments

The Distributor, the Advisor and/or their affiliates may make payments, from their own resources, to certain financial intermediaries, including other Bank of America affiliates, for marketing/sales support services relating to the Funds, including, but not limited to, business planning assistance, educating financial intermediary personnel about the Funds and shareholder financial planning needs, placement on the financial intermediary’s preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, access to sales meetings, sales representatives and management representatives of the financial intermediary, client servicing and systems infrastructure support. These payments are generally based upon one or more of the following factors: average net assets of the BofA Funds attributable to that financial intermediary or a negotiated lump sum payment.

While the financial arrangements may vary for each financial intermediary, the support payments to each financial intermediary generally are expected to be between 0.03% and 0.12% annually for payments based on average net assets of the BofA Funds attributable to the financial intermediary. The Distributor, the Advisor and/or their affiliates may make payments in materially larger amounts or on a basis materially different from those described above to other affiliates of Bank of America. Support payments to a Bank of America affiliate may enable the Bank of America affiliate to offset credits that it may provide to its customers in order to avoid having such customers pay fees to multiple Bank of America entities in connection with the customer’s investment in a BofA Fund.

As of the date of this SAI, the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates had agreed to make support payments to the financial intermediaries shown below or their affiliates. This list may include intermediaries that the Distributor, the Advisor and/or their affiliates had agreed to make payments to in connection with funds that, as of the date of this SAI, were distributed by the Distributor but are no longer Funds.

Recipients of Support Payments from the Funds, the Transfer Agent, the Distributor, the Advisor and/or their affiliates

•    Bank of America N.A.*

•    BNY Mellon

•    Citibank, N.A

•    Custodial Trust Corp.

•    Federal Deposit Insurance Corporation

•    Goldman Sachs

•    Institutional Cash Distributors

•    JP Morgan Clearing

•    Merrill, Lynch, Pierce, Fenner & Smith, Inc.*

•    SEI Trust Co.

•    Silicon Valley Bank

•    State Street Bank & Trust

•    Union Bank

•    U.S. Bank N.A.

•    Wells Fargo

*	Bank of America affiliate

The Distributor, the Advisor and/or their affiliates may enter into similar arrangements with other financial intermediaries from time to time. Therefore, the preceding list is subject to change at any time without notice.

Other Payments

From time to time, the Distributor, from its own resources, may provide additional compensation to certain financial intermediaries that sell or arrange for the sale of shares of the Funds to the extent not prohibited by laws, SEC rules or the rules of any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA). Compensation provided by the Distributor, the Advisor and/or their affiliates to broker dealers may include financial assistance to financial intermediaries that enable the Distributor, the Advisor and/or their affiliates to participate in and/or present at financial intermediary-sponsored conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, financial intermediary entertainment and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, retention and due diligence trips. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor’s internal guidelines and applicable law. These payments may vary depending upon the nature of the event.

Your financial intermediary may charge you fees or commissions in addition to those disclosed in this SAI. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary or its representatives may have a financial incentive for recommending a particular Fund or a particular share class over other funds or share classes. See Investment Advisory and Other Services — Other Roles and Relationships of Bank of America and its Affiliates — Certain Conflicts of Interest for more information.

CAPITAL STOCK AND OTHER SECURITIES

Description of the Trust’s Shares

The BofA Funds offer shares in the classes shown in the table below. Subject to certain limited exceptions discussed in each Fund’s prospectuses, a Fund may no longer be accepting new investments from current shareholders or prospective investors. The Funds, however, may at any time and without notice, offer any of these classes to the general public for investment. Investor II Class shares were formerly known as Class A shares, and Institutional Capital shares were formerly known as G-Trust shares.

The Trust’s Amended and Restated Declaration of Trust (Declaration of Trust) permits it to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value, and to divide or combine the shares of any series into a greater or lesser number of shares of that Fund without thereby changing the proportionate beneficial interests in that Fund and to divide such shares into classes. Each share of a class of a Fund represents an equal proportional interest in that Fund with each other share in the same class and is entitled to such distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Board. However, different share classes of a Fund pay different distribution amounts because each share class has different expenses. Each time a distribution is made, the net asset value per share of the share class is reduced by the amount of the distribution.

Share Classes Offered by the BofA Funds

Fund	Daily Class	Investor Class	Trust Class	Liquidity Class	Capital Class	Adviser Class	Institutional Class	Marsico Shares	Institutional Capital Shares	Investor II Class
California Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓
Cash Reserves	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Connecticut Municipal Reserves		✓			✓
Government Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Government Plus Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓
Massachusetts Municipal Reserves		✓			✓
Money Market Reserves			✓	✓	✓	✓	✓		✓
Municipal Reserves	✓	✓	✓	✓	✓	✓	✓		✓
New York Tax-Exempt Reserves		✓	✓		✓		✓
Tax-Exempt Reserves	✓	✓	✓	✓	✓	✓	✓		✓
Treasury Reserves	✓	✓	✓	✓	✓	✓	✓		✓	✓

Restrictions on Holding or Disposing of Shares

There are no restrictions on the right of shareholders to retain or dispose of the Funds’ shares, other than the possible future termination of the Funds. The Funds may be terminated by reorganization into another mutual fund or by liquidation and distribution of their assets. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

Shareholder Liability

The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of the Funds will not be personally liable for payment of the Funds’ debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of the Funds’ obligation only if the Funds had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

Dividend Rights

The shareholders of a Fund are entitled to receive any dividends or other distributions declared for the Fund. No shares have priority or preference over any other shares of the Funds with respect to distributions. Distributions will be made from the assets of the Funds, and will be paid pro rata to all shareholders of each Fund (or class) according to the number of shares of each Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the Funds based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

Voting Rights and Shareholder Meetings

Shareholders have the power to vote only as expressly granted under the 1940 Act or under Delaware statutory trust law. Shareholders have no independent right to vote on any matter, including the creation, operation, dissolution or termination of the Trust. Shareholders have the right to vote on other matters only as the Board authorizes. Currently, the 1940 Act requires that shareholders have the right to vote, under certain circumstances, to: (i) elect Trustees; (ii) approve investment advisory agreements and principal underwriting agreements; (iii) approve a change in subclassification of a Fund; (iv) approve any change in fundamental investment policies; (v) approve a distribution plan under Rule 12b-1 under the 1940 Act; and (vi) to terminate the employment of the independent accountant.

With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a distribution plan applicable to that class. Subject to the foregoing, all shares of the Trust have equal voting rights and will be voted in the aggregate, and not by Fund, except where voting by Fund is required by law or where the matter involved only affects one Fund. For example, a change in a Fund’s fundamental investment policy affects only one Fund and would be voted upon only by shareholders of the Fund involved. Additionally, approval of an Investment Advisory Agreement or investment sub-advisory agreement, since it only affects one Fund, is a matter to be determined separately by each Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other series to approve the proposal as to those Funds. Shareholders are entitled to one vote for each whole share held and a proportional fractional vote for each fractional vote held, on matters on which they are entitled to vote. Fund shareholders do not have cumulative voting rights. The Trust is not required to hold, and has no present intention of holding, annual meetings of shareholders.

Liquidation Rights

In the event of the liquidation or dissolution of the Trust or the Funds, shareholders of the Funds are entitled to receive the assets attributable to the relevant class of shares of the Funds that are available for distribution and to distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Board may determine.

Preemptive Rights

There are no preemptive rights associated with Fund shares.

Conversion Rights

Shareholders have the right, which is subject to change by the Board, to convert or “exchange” shares of one class for another. Such right is outlined and subject to certain conditions set forth in each Fund’s prospectuses.

Redemptions

Each Fund’s dividend, distribution and redemption policies can be found in its prospectuses under the headings Buying, Selling and Exchanging Shares and Distributions and Taxes. However, the Board may suspend the right of shareholders to sell shares when permitted or required to do so by law or compel sales of shares in certain cases. Unusual market conditions, significant levels of redemption requests, a significant percentage of illiquid securities held by a Fund, or other factors may affect a Fund’s ability to pay redemption proceeds within the normal time period for payment stated in its prospectuses.

Sinking Fund Provisions

The Trust has no sinking fund provisions.

Calls or Assessment

All Fund shares are issued in uncertificated form only and when issued will be fully paid and non-assessable by the Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchase and Redemption

An investor may buy, sell and exchange shares in the Funds utilizing the methods, and subject to the restrictions, described in the Funds’ prospectuses. The following information supplements information in the Funds’ prospectuses.

The Funds have authorized one or more broker/dealers to accept buy and sell orders on the Funds’ behalf. These broker/dealers are authorized to designate other intermediaries to accept buy and sell orders on the Funds’ behalf. The Funds will be deemed to have received a buy or sell order when an authorized broker/dealer, or, if applicable, a broker/dealer’s authorized designee, accepts the order. Customer orders will be priced at each Fund’s net asset value next computed after they are accepted by an authorized broker/dealer or the broker’s authorized designee.

The Trust also may make payment for sales in readily marketable securities or other property if it is appropriate to do so in light of the Trust’s responsibilities under the 1940 Act.

Under the 1940 Act, and the rules thereunder, a Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; (iv) an emergency exists as determined by the SEC; or (v) in connection with the liquidation of the Fund pursuant to Rule 22e-3 under the 1940 Act. (A Fund may also suspend or postpone the recordation of the transfer of their shares upon the occurrence of any of the foregoing conditions).

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, as a result of which each Fund is obligated to redeem shares, subject to the exceptions listed above, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund at the beginning of the period.

Tax-Advantaged Retirement Plans (Retirement Plans). The Transfer Agent maintains prototype tax-qualified plans, including Pension and Profit-Sharing Plans, for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $1,000, applied at the plan level. State Street is the custodian/trustee and plan sponsor of the BofA Global Capital Management prototype plans offered through the Distributor. In general a $15 annual fee is charged. Participants in Retirement Plans not sponsored by State Street, not including IRAs, may be subject to an annual fee of $15 unless the Retirement Plan maintains an omnibus account with the Transfer Agent. Participants in State Street sponsored prototype plans (other than IRAs) who liquidate the total value of their account may also be charged a $15 close-out processing fee payable to the Transfer Agent. The close-out fee applies to plans opened after September 1, 1996. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a BofA Global Capital Management IRA Rollover account in any fund distributed by the Distributor, or if the Retirement Plan maintains an omnibus account. Consultation with a competent financial advisor regarding these Retirement Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Anti-Money Laundering Compliance

The Funds are required to comply with various anti-money laundering laws and regulations. Consequently, the Funds may request additional required information from you to verify your identity. Your application will be rejected if it does not contain your name, social security number, date of birth and permanent street address. If at any time the Funds believe a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Funds may choose not to establish a new account or may be required to “freeze” a shareholder’s account. The Funds also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the law may not permit the Funds to inform the shareholder that it has taken the actions described above.

Offering Price

Each Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the security. The net asset value per share of the Funds will be determined (unless the Funds close earlier) as of the times outlined in their prospectuses.

Each of the Funds invests only in high-quality instruments and maintains a dollar-weighted average portfolio maturity of 60 days or less, and an average dollar-weighted life of 120 days or less. The Funds generally may only invest in securities with a remaining maturity of 397 days or less, or that have maturities longer than 397 days but have demand, interest rate reset features or guarantees that are 397 days or less. The Board has established procedures reasonably designed, taking into account current market conditions and each Fund’s investment objective, to stabilize the net asset value per share of each Fund for purposes of sales and redemptions at $1.00. These procedures include determinations, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market based net asset value deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Fund’s $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of a Fund’s outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

TAXATION

The following information supplements and should be read in conjunction with the section in the Funds’ prospectuses entitled Distributions and Taxes. The prospectuses generally describe the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as in effect as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A shareholder’s tax treatment may vary depending upon his or her particular situation. This discussion applies only to shareholders holding Fund shares as capital assets within the meaning of the Code. Except as otherwise noted, it may not apply to certain types of shareholders who may be subject to special rules, such as insurance companies, tax-exempt organizations, shareholders holding Fund shares through tax-advantaged accounts (such as 401(k) Plan Accounts or Individual Retirement Accounts), financial institutions, broker-dealers, entities that are not organized under the laws of the United States or a political subdivision thereof, persons who are neither citizens nor residents of the United States, shareholders holding Fund shares as part of a hedge, straddle, or conversion transaction, and shareholders who are subject to the U.S. federal alternative minimum tax.

The Trust has not requested and will not request an advance ruling from the IRS as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the prospectuses applicable to each shareholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local, or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify as a “regulated investment company” under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will apply separately to each Fund, even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gains, losses, and expenses for U.S. federal income tax purposes.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this 90% gross income requirement, income derived from a partnership other than a qualified publicly-traded partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, (y) that derives at least 90% of its income from the passive income sources defined in Code Section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in clause (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules do not apply to a regulated investment company, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than the securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting this diversification requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership and in the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer. The qualifying income and diversification requirements described above may limit the extent to which a Fund can engage in certain derivative transactions.

In addition, each Fund generally must distribute to its shareholders at least 90% of its investment company taxable income for the taxable year, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income (if any) for the taxable year.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders (including Capital Gain Dividends, as defined below). Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and substantially all of its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income retained by a Fund will be subject to tax at regular corporate rates.

In addition, although each Fund generally intends to distribute all of its net capital gain, a Fund may determine to retain for investment all or a portion of its net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gains in a written statement to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury Regulations generally permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In order to comply with the distribution requirements described above applicable to regulated investment companies, a Fund generally must make the distributions in the same taxable year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year in respect of income and gains from the prior taxable year. Shareholders generally are taxed on any distributions from a Fund in the year they are actually distributed. If a Fund declares a distribution to shareholders of record in October, November or December of one calendar year and pays the distribution by January 31 of the following calendar year, however, the Fund and its shareholders will be treated as if the Fund paid the distribution by December 31 of the earlier year.

If, for any taxable year, a Fund fails to qualify as a regulated investment company accorded special tax treatment under the Code, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gains) to its shareholders will be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses) and 98.2% of its capital gain net income (adjusted for net ordinary losses) for the 1-year period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that were not distributed during such years, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and, thus, expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, if the amount of excise tax to be paid is deemed de minimis by a Fund).

Capital Loss Carryforwards

Subject to certain limitations, a Fund is permitted to carry forward a net capital loss from any year to offset its capital gains, if any, realized during a subsequent year (losses realized during taxable years beginning before December 22, 2010 may be carried forward for eight years only). A Fund’s capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. If future capital gains are offset by carried forward capital losses, such future capital gains are not subject to fund-level U.S. federal income taxation, regardless of whether they are distributed to shareholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gains. The Funds cannot carry back or carry forward any net operating losses.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method used by the Funds, and thus a Fund’s use of this method may be subject to IRS scrutiny.

Taxation of Fund Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held or is deemed to have held the securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (OID) (generally a debt obligation with an issue price less than its stated principal amount, such as a zero-coupon bond), the Fund may be required to annually include in its income a portion of the OID as ordinary income, even though the Fund will not receive cash payments for such discount until maturity or disposition of the obligation. Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation. In general, gains recognized on the disposition of (or the receipt of any partial payment of principal on) a debt obligation (including a municipal obligation) purchased by a Fund at a market discount, generally at a price less than its principal amount, will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term that the Fund held the debt obligation. A Fund generally will be required to make distributions to shareholders representing the OID or market discount (if an election is made by the Fund to accrue market discount over the holding period of the applicable debt obligation) on debt securities that is currently includible in income, even though the cash representing such income may not have been received by the Fund. Cash to pay such distributions may be obtained from borrowing or from sales proceeds of securities held by a Fund which the Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

In addition, payment-in-kind securities similarly will give rise to income which is required to be distributed and is taxable even though a Fund receives no cash interest payment on the security during the year.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund generally will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, foreign currency contracts, and non-equity, listed options that may be used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark to market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts, and non-equity options.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options, futures contracts, forward contracts and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future

Treasury Regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% qualifying income test described above. If the net foreign exchange loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be available as a carryforward and thus cannot be deducted by the Fund or its shareholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as forward, futures and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, described above, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the applicable holding period requirements (as described below). Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing, and character of distributions to shareholders, and may result in significant differences from the amount, timing and character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including, but not limited to: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future Treasury Regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position beginning with the date the constructive sale was deemed to have occurred and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain the Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

If a Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Similar consequences may apply to repurchase and other derivative transactions. Similarly, to the extent that a Tax-Exempt Fund (defined below) makes distributions of income received by the Tax-Exempt Fund in lieu of tax-exempt interest with respect to securities on loan, such distributions will not constitute exempt-interest dividends (defined below) to shareholders.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements) may be subject to other special tax rules, such as the wash-sale rules or the short-sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives transactions.

A Fund may invest directly or indirectly in residual interests in REMICs. Under an IRS notice, and Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, the Funds may not be a suitable investment for certain tax-exempt shareholders, as noted under Tax-Exempt Shareholders below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax.

“Passive foreign investment companies” (PFICs) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is income from passive sources (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. Excess distributions and gain from the sale of interests in PFICs may be characterized as ordinary income even though, absent the application of PFIC rules, these amounts may otherwise have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for these special taxes and interest charges incurred with respect to a PFIC. Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). The QEF and mark-to-market elections may require a Fund to recognize taxable income or gain without the concurrent receipt of cash and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments prematurely to meet the minimum distribution requirements described above, which also may accelerate the recognition of gain and adversely affect the Fund’s total return. Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income, as defined below.

In addition to the investments described above, prospective shareholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund seeks to avoid significant noncash income, such noncash income could be recognized by a Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, a Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements, which may accelerate the recognition of gain and adversely affect the Fund’s total return.

Taxation of Distributions

Except for exempt-interest dividends (defined below) paid by the Tax-Exempt Funds (defined below), distributions paid out of a Fund’s current and accumulated earnings and profits, whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder’s tax basis in his or her Fund shares and then as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her Fund shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of his or her shares. A Fund may make distributions in excess of its earnings and profits to a limited extent, from time to time.

For U.S. federal income tax purposes, distributions of investment income (except for exempt-interest dividends, defined below) are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less will be taxable as ordinary income. Distributions properly reported by a Fund as capital gain dividends (Capital Gain Dividends) will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s actual net long-term capital gain for the taxable year), regardless of how long a shareholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income (defined below). Each Fund will report Capital Gain Dividends, if any, in a written statement mailed by the Fund to its shareholders.

Some states will not tax distributions made to individual shareholders that are attributable to interest a Fund earns on direct obligations of the U.S. Government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper, and repurchase agreements collateralized by U.S. Government securities generally do not qualify for tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Fund Shares

In general, as long as a Fund maintains a net asset value of $1.00 per share, no gain or loss should be recognized upon the sale or exchange of Fund shares. If a shareholder sells or exchanges his or her Fund shares, he or she generally will realize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and his or her tax basis in the shares. This gain or loss will be long-term capital gain or loss if he or she has held (or is deemed to have held) such Fund shares for more than one year at the time of the sale or exchange, and short-term capital gain or loss otherwise.

If a shareholder incurs a sales charge in acquiring shares of a Fund and, by reason of incurring such charge or making such acquisition acquires a reinvestment right, and sells or exchanges such Fund shares within 90 days of having acquired such shares and if, as a result of having initially acquired those shares, he or she subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company during the period beginning on the date of disposition of the original Fund shares and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition. The sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder realizes a loss on a disposition of Fund shares, the loss will be disallowed under “wash sale” rules to the extent that he or she purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a Capital Gain Dividend or is deemed to receive a distribution of long-term capital gain with respect to any Fund share and such Fund share is held or treated as held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the Capital Gain Dividend or deemed long-term capital gain distribution. If shares of a Tax-Exempt Fund (defined below) are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends (defined below) received on those shares, with exception for shares acquired after December 22, 2010 of Funds that declare exempt-interest dividends daily in an amount equal to at least 90% of the Fund’s net tax-exempt interest and that distribute the dividends on a monthly or more frequent basis.

Foreign Taxes

Amounts realized by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to file an annual election with the IRS pursuant to which the Fund may pass-through to its shareholders on a pro rata basis foreign income and similar taxes paid by the Fund with respect to foreign securities that the Fund has held for at least the minimum holding periods specified in the Code and such taxes may be claimed, subject to certain limitations, either as a tax credit or deduction by the shareholders. It is not expected that any of the Funds will qualify for this election.

U.S. Federal Income Tax Rates

For taxable years beginning before January 1, 2013, the maximum stated U.S. federal income tax rate applicable to individuals generally is 35% for ordinary income and 15% for net long-term capital gain (with lower rates applying to taxpayers in the 10% and 15% rate brackets).

For taxable years beginning before January 1, 2013, U.S. federal income tax law also provides for a maximum individual U.S. federal income tax rate applicable to “qualified dividend income” equal to the highest net long-term capital gain rate, which, as described above, generally is 15%. In general, “qualified dividend income” is income attributable to dividends received by a Fund from certain domestic and foreign corporations, as long as certain holding period and other requirements are met by the Fund with respect to the dividend-paying corporation’s stock and by the shareholders with respect to the Fund’s shares. If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than Capital Gain Dividends) will be generally treated as qualified dividend income in the hands of individual shareholders, as long as they have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date) and meet certain other requirements specified in the Code. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and designated as such in a timely manner will be so treated in the hands of individual shareholders who meet the aforementioned holding period requirements. The rules regarding the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund shareholders therefore are urged to consult their own tax advisors and financial planners. Fixed income funds typically do not distribute significant amounts of qualified dividend income.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

Backup Withholding

Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund shareholder if (1) the shareholder fails to furnish the Fund with a correct “taxpayer identification number” (TIN) or has not certified to the Fund that withholding does not apply or (2) the IRS notifies the Fund that the shareholder’s TIN is incorrect or the shareholder is otherwise subject to backup withholding. These backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends (defined below). This backup withholding is not an additional tax imposed on the shareholder. The shareholder may apply amounts required to be withheld as a credit against his or her future U.S. federal income tax liability, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. The rate of backup withholding is set to increase for amounts distributed or paid after December 31, 2012.

Tax-Deferred Plans

The shares of a Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisors and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Corporate Shareholders

Subject to limitations and other rules, a corporate shareholder of a Fund may be eligible for the dividends-received deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such a deduction. For eligible corporate shareholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate shareholders of the Funds are urged to consult their own tax advisors and financial planners.

Foreign Shareholders

For purposes of this discussion, “foreign shareholders” generally include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, unless an exception applies, dividend distributions made to foreign shareholders other than Capital Gain Dividends and exempt-interest dividends (defined below) will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, generally, for taxable years beginning before January 1, 2012, distributions made to foreign shareholders and properly reported by a Fund as “interest-related dividends” are exempt from U.S. federal income tax withholding. The exemption for interest-related dividends does not apply to any distribution to a foreign shareholder (i) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer; (ii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iii) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation. Interest-related dividends are generally attributable to the Fund’s net U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder. In order to qualify as an interest-related dividend, the Fund must report a distribution as such in a written statement mailed to its shareholders. Notwithstanding the foregoing, if a distribution described above is “effectively connected” with a U.S. trade or business (or, if an income tax treaty applies, is attributable to a U.S. permanent establishment) of the recipient foreign shareholder, neither U.S. federal income tax withholding nor the exemption for interest-related dividends will apply. Instead, the distribution will be subject to the tax, reporting and withholding requirements generally applicable to U.S. persons, and an additional branch profits tax may apply if the recipient foreign shareholder is a foreign corporation.

In general, a foreign shareholder’s capital gains realized on the disposition of Fund shares, distributions properly reported as Capital Gain Dividends and, with respect to taxable years of a Fund beginning before January 1, 2012, “short-term capital gain dividends” (defined below) are not subject to U.S. federal income or withholding tax, unless: (i) such gains or distributions are effectively connected with a U.S. trade or business (or, if an income tax treaty applies, are attributable to a U.S. permanent establishment) of the foreign shareholder; or (ii) in the case of an individual foreign shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the disposition of Fund shares or the receipt of Capital Gain Dividends or short-term capital gain dividends and certain other conditions are met. If the requirements of clause (i) are met, the tax, reporting and withholding requirements applicable to U.S. persons generally will apply to the foreign shareholder and an additional branch profits tax may apply if the foreign shareholder is a foreign corporation. If the requirements of clause (i) are not met, but the requirements of clause (ii) are met, such gains and distributions will be subject to U.S. federal income tax at a 30% rate (or such lower rate as may be provided under an applicable income tax treaty). “Short-term capital gain dividends” are distributions attributable to a Fund’s net short-term capital gain in excess of its net long-term capital loss and reported as such by the Fund in a written statement mailed by the Fund to its shareholders.

As a money market fund, each Fund does not expect to realize substantial capital gain, but no assurance can be given to this effect.

Each Fund provides no assurance that it will report any distributions as interest-related dividends or short-term capital gain dividends.

In the case of shares held through an intermediary, even if a Fund makes a report with respect to a payment, no assurance can be made that the intermediary will respect such a report, and an intermediary may withhold even if a Fund makes a report with respect to a payment. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Special rules apply to certain distributions to certain foreign shareholders from a regulated investment company that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC absent exclusions from the definition thereof for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies. Additionally, special rules apply to the sale of shares in a regulated investment company that is a USRPHC. Generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for certain of the above-mentioned exceptions and thus do not expect that these special tax rules will apply.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its foreign status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. In addition, additional considerations may apply to foreign trusts and foreign estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Tax-Exempt Shareholders

Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) UBTI from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

It is possible that a tax-exempt shareholder will also recognize UBTI if a Fund recognizes “excess inclusion” income (as described above) derived from direct or indirect investments in residual interests in REMICs. Furthermore, any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax consequences, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. The Fund generally does not expect that these special tax rules will apply, but no assurance can be given to this effect.

In addition, special tax consequences apply to charitable remainder trusts (CRTs) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund to the extent that it recognizes excess inclusion income. Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund and the Fund recognizes excess inclusion income, then the Fund will be subject to a tax on that portion of its excess inclusion income for the taxable year that is allocable to such shareholders at the highest U.S. federal corporate income tax rate. The extent to which the IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

Tax Shelter Reporting Regulations

Under Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Requirements Regarding Foreign Bank and Financial Accounts and Other Foreign Financial Assets

Effective for taxable years beginning after March 18, 2010, certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear under what circumstances, if any, a shareholder’s (indirect) interest in a Fund’s “specified foreign financial assets,” if any, falls within this requirement. In addition, shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on Treasury Department Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor regarding the applicability to them of both of these reporting requirements.

Other Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure, including by a U.S. person, to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest.

The IRS has issued only limited guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it appears that any distribution made by a Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends), will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires in order to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Special Tax Considerations Pertaining to Tax-Exempt Funds

If, at the close of each quarter of a regulated investment company’s taxable year, at least 50% of the value of its total assets consists of obligations the interest on which is exempt from U.S. federal income tax under Section 103(a) of the Code, then the regulated investment company may qualify to pay “exempt-interest dividends” and pass through to its shareholders the tax-exempt character of its income from such obligations.” Each of Municipal Reserves, Tax-Exempt Reserves, California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves, and New York Tax-Exempt Reserves (the Tax-Exempt Funds) intends to so qualify and is designed to provide shareholders with a high level of income in the form of exempt-interest dividends, which are generally exempt from U.S. federal income tax.

Distributions of capital gains or income not attributable to interest on a Tax-Exempt Fund’s tax-exempt obligations will not constitute exempt-interest dividends and will be taxable to shareholders as described earlier.

Each Tax-Exempt Fund will report to its shareholders in a written statement of the portion of the distributions for the taxable year which constitutes exempt-interest dividends. The deductibility of interest paid or accrued on indebtedness incurred by a shareholder to purchase or carry shares of a Tax-Exempt Fund may be limited. The portion of such interest that is non-deductible generally equals the amount of such interest times the ratio of the Tax-Exempt Fund’s exempt-interest dividends received by the shareholder to all of the Tax-Exempt Fund’s dividends received by the shareholder (excluding Capital Gain Dividends and any capital gains required to be included in the shareholder’s long term capital gains in respect of capital gains retained by the Tax-Exempt Fund, as described earlier).

Although exempt-interest dividends are generally exempt from U.S. federal income tax, there may not be a similar exemption under the laws of a particular state or local taxing jurisdiction. Thus, exempt-interest dividends may be subject to state and local taxes. However, each of California Tax-Exempt Reserves, Connecticut Municipal Reserves, Massachusetts Municipal Reserves and New York Tax-Exempt Reserves invests at least 80% of its net assets in municipal bonds that pay interest that is exempt not only from U.S. federal income tax, but also from the applicable state’s personal income tax (but not necessarily local taxes or taxes of other states). You should consult your tax advisor to discuss the tax consequences of your investment in a Tax-Exempt Fund.

Tax-exempt interest on certain “private activity bonds” has been designated as a “tax preference item” and must be added back to taxable income for purposes of calculating U.S. federal alternative minimum tax (“AMT”). To the extent that a Tax-Exempt Fund invests in certain private activity bonds, its shareholders will be required to report that portion of the Tax-Exempt Fund’s distributions attributable to income from the bonds as a tax preference item in determining their U.S. federal AMT, if any. Shareholders will be notified of the tax status of distributions made by a Tax-Exempt Fund. Persons who may be “substantial users” (or “related persons” of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in a Tax-Exempt Fund. In addition, exempt-interest dividends paid by a Tax-Exempt Fund to a corporate shareholder are, with very limited exceptions, included in the shareholder’s “adjusted current earnings” as part of its U.S. federal AMT calculation. As of the date of this SAI, individuals are subject to the U.S. federal AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about the U.S. federal AMT should consult their own tax advisors.

Ordinarily, a Tax-Exempt Fund relies on an opinion from the issuer’s bond counsel that interest on the issuer’s obligation will be exempt from U.S. federal income taxation. However, no assurance can be given that the IRS will not successfully challenge such exemption, which could cause interest on the obligation to be taxable and could jeopardize a Tax-Exempt Fund’s ability to pay exempt-interest dividends. Similar challenges may occur as to state-specific exemptions. Also, from time to time legislation may be introduced or litigation may arise that would change the treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current law on exempt-interest dividends.

A shareholder who receives Social Security or railroad retirement benefits should consult his or her tax advisor to determine what effect, if any, an investment in a Tax-Exempt Fund may have on the federal taxation of such benefits. Exempt-interest dividends are included in income for purposes of determining the amount of benefits that are taxable.

Special Tax Considerations Pertaining to Connecticut Municipal Reserves

Dividends paid by Connecticut Municipal Reserves will not be subject to the Connecticut individual income tax imposed on resident and nonresident individuals, trusts and estates to the extent that they are derived from obligations issued by or on behalf of the State of Connecticut, its political subdivisions, or public instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law (“Connecticut Obligations”) or from obligations the interest on which states are prohibited from taxing by federal law. Other Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that, in the case of shareholders who hold their shares as capital assets, distributions treated as capital gain dividends for federal income tax purposes are not subject to the tax to the extent that they are derived from Connecticut Obligations. Dividends and distributions paid by the Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than any derived from exempt-interest dividends not subject to the Connecticut individual income tax, could cause liability for the net Connecticut minimum tax applicable to investors subject to the Connecticut individual income tax who are required to pay the federal alternative minimum tax. Dividends paid by Connecticut Municipal Reserves, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax; however, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund’s shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto. Shares of the Fund are not subject to property taxation by Connecticut or its political subdivisions.

Special Tax Considerations Pertaining to Massachusetts Municipal Reserves

In general, distributions by Massachusetts Municipal Reserves to its shareholders are exempt from Massachusetts personal income taxation to the extent they are derived from (and properly designated by the Fund as being derived from) (i) interest on Massachusetts Municipal Securities (as defined above), (ii) capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, or (iii) interest on U.S. Government obligations exempt from state income taxation. Distributions from the Fund’s other net investment income and net short-term capital gains (which may include exempt-interest dividends attributable to the Fund’s investments in municipal securities of other states) generally will be taxable at ordinary Massachusetts personal income tax rates. Except as noted earlier in respect of capital gains realized by the Fund from the sale of certain Massachusetts Municipal Securities, generally the Fund’s capital gain dividends will be taxable by the Commonwealth as long-term capital gains. The Fund will mail a statement to its shareholders no later than 60 days after the close of its tax year showing which portion of the Fund’s distributions and capital gain dividends are exempt from Massachusetts personal income tax.

Distributions by Massachusetts Municipal Reserves to corporate shareholders, including exempt-interest dividends, may be subject to Massachusetts corporate excise tax.

The foregoing is a general summary of the Massachusetts tax consequences of investing in the Fund. You should consult your tax advisor regarding specific questions as to federal, state or local taxes.

Special Tax Considerations Pertaining to New York Tax-Exempt Reserves

The portion of the New York Tax-Reserves’ exempt-interest dividends attributable to interest received by the Fund on tax-exempt obligations of the State of New York or its political subdivisions will be exempt from New York State and City individual income taxes and from the New York City unincorporated business tax. Such distributions made to corporate shareholders subject to New York State and/or City corporate franchise or income tax may be taxable for such purposes. Accordingly, potential corporate investors in New York Tax-Exempt Reserves, including in particular corporate investors that may be subject to New York State and/or City corporate franchise or income tax, should consult their own tax advisors with respect to the application of such taxes to the Fund’s distributions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 31, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “principal holder” (i.e., owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund’s outstanding shares) is listed below.

Principal Holder Ownership of the Funds

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Cash Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	900,000,000	45.82%

BofA Cash Reserves Adviser Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	840,664,860.75	42.80%

BofA Cash Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	100,591,625	5.12%

BofA Cash Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	2,423,289,177.24	52.24%

BofA Cash Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	1,468,597,821.70	31.66%

BofA Cash Reserves Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	238,619,414.87	5.14%

BofA Cash Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,671,189,847	99.91%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Cash Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	660,398,575	66.22%

BofA Cash Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	197,750,949.63	19.83%

BofA Cash Reserves Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	53,878,371.76	5.40%

BofA Cash Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	66,383,466	6.66%

BofA Cash Reserves Investor Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	18,611,447.75	60.61%

BofA Cash Reserves Investor Class	SHINTECH INC SPECIAL ACCOUNT A ATTN DICK MASON 3 GREENWAY PLAZA SUITE 1150 HOUSTON TX 77046-0325	7,652,827.82	24.92%

BofA Cash Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	115,986,996.62	99.53%

BofA Cash Reserves Marisco Shares	UMB FUND SERVICES INC AS AGENT FOR MARSICO FUNDS INC 803 W MICHIGAN ST SUITE A MILWAUKEE WI 53233-2301	11,347,462.52	100%

BofA Cash Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	719,912,214.54	94.40%

BofA Cash Reserves Class B	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY NJ 07311	263,460.65	5.21%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Cash Reserves Class B	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	291,739.49	5.77%

BofA Cash Reserves Class C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II, 3RD FLOOR JERSEY CITY NJ 07311	209,224.91	5.10%

BofA Cash Reserves Class C	CITIGROUP GLOBAL MARKETS, INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH ST NEW YORK NY 10001-2402	724,417.51	17.67%

BofA Cash Reserves Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA BALANCED NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	21,705,406.60	6.14%

BofA Cash Reserves Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA CONSERVATIVE NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	33,025,915.07	9.34%

BofA Cash Reserves Class Z	COLUMBIA MANAGEMENT ADVISORS INC FBO COLUMBIA COLLEGE NY 529 ATTN: JIM MARIN 245 SUMMER ST FL 3 MS: MADE 11603H BOSTON MA 02210-1133	22,099,087.03	6.25%

BofA Connecticut Reserves G-Trust Shares	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	98,097,432.63	100%

BofA Connecticut Reserves Retail A Shares	H WILLIAM LICHTENBERGER REV TR H W LICHTENBERGER TRUSTEE PATRICIA A LICHTENBERG TRUSTEE 508 WINTERS CREEK RD PALM CITY FL 34990-8096	123,521.12	16.63%

BofA Connecticut Reserves Retail A Shares	J MICHAEL KELLY & KATHLEEN M KELLY JT WROS 11206 RIVER VIEW DR POTOMAC MD 20854-1568	49,871.53	6.71%

BofA Connecticut Reserves Retail A Shares	JAMES J DAVIS JR NANCY M DAVIS JTWROS 555 HIGHLAND ST WETHERSFIELD CT 06109-3937	100,902.72	13.58%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Connecticut Reserves Retail A Shares	RUSSELL M CANTERBURY LESLIE C CANTERBURY JTWROS 19 MEADOWVIEW LN NEW HARTFORD CT 06057-3638	42,050.25	5.66%

BofA Connecticut Reserves Retail A Shares	CAROL S TUCKEL TOD SUBJECT TO BFDS TOD RULES PO BOX 3384 STAMFORD CT 06905-0384	118,134.65	15.90%

BofA Government Plus Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	5,964,919.74	85.76%

BofA Government Plus Reserves Adviser Class	CITIBANK FBO SC JOHNSON CALDREA TAX ESCROW A/C PATRICIA GALLAGHER 388 GREENWICH ST FL 14 NEW YORK NY 10013-2375	990,601.35	14.24%

BofA Government Plus Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	158,021,724.12	32.11%

BofA Government Plus Reserves Capital Class	LABA & CO MONEY MARKET OPERATIONS 135 S LASALLE ST CHICAGO IL 60603-4177	64,408,438.87	13.09%

BofA Government Plus Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	89,648,084.59	18.22%

BofA Government Plus Reserves Capital Class	BOFA ADVISORS LLC 100 FEDERAL ST MAIL CODE MA5 100 11 05 BOSTON MA 02110-1802	180,000,694.43	36.58%

BofA Government Plus Reserves G-Trust Shares	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	50,335,073.84	100%

BofA Government Plus Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	77,468,016.96	94.42%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Government Plus Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	75,268,558.08	100%

BofA Government Plus Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	5,126,153.68	99.78%

BofA Massachusetts Municipal Reserves G-Trust Shares	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	198,825,147.86	100%

BofA Massachusetts Municipal Reserves Retail A Shares	JAMES R MULLENS 12 ALFRED RD FRAMINGHAM MA 01701-7615	353,709.05	14.31%

BofA Massachusetts Municipal Reserves Retail A Shares	MEADOW BROOK REALTY ASSOCIATES WILLIAM J CALLAHAN JR JOHN J PO BOX 269 BEDFORD MA 01730-0269	1,502,371.36	60.80%

BofA Municipal Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	137,000,000	81.32%

BofA Municipal Reserves Adviser Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	18,814,735	11.17%

BofA Municipal Reserves Adviser Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	12,341,585.32	7.33%

BofA Municipal Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	756,973,147.34	26.80%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Municipal Reserves Capital Class	UNION BANK TR, NOMINEE FBO PORTAL OMNIBUS – CASH ATTN: MUTUAL FUNDS 530 B STREET, SUITE 203 SAN DIEGO CA 92101-4498	225,700,000	7.99%

BofA Municipal Reserves Capital Class	UNION BANK TR, NOMINEE FBO PORTAL OMNIBUS - REINVEST ATTN: MUTUAL FUNDS 530 B STREET, SUITE 203 SAN DIEGO CA 92101-4498	180,003,867.51	6.37%

BofA Municipal Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	714,997,259.41	25.31%

BofA Municipal Reserves Capital Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	234,700,000	8.31%

BofA Municipal Reserves Capital Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	329,419,825.29	11.66%

BofA Municipal Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	88,434,412.76	100%

BofA Municipal Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	105,134,706.89	65.78%

BofA Municipal Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	20,434,343.94	12.79%

BofA Municipal Reserves Institutional Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	27,770,632.26	17.38%

BofA Municipal Reserves Investor Class	THERESA A PETROLE TRST THERESA A PETROLE LIVING TRUST A/U DTD 07/02/97 2504 SEAVIEW AVE CORONA DEL MAR CA 92625-2832	58,357.93	26.76%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Municipal Reserves Investor Class	ALLEN C MILLER & LENORE A MILLER TRST ALLEN & LENORE MILLER TRUST TRUST UA 10 23 90 PO BOX 1606 IDYLLWILD CA 92549-1606	17,830.55	8.18%

BofA Municipal Reserves Investor Class	RUDOLPH A HERNANDEZ 4600 PARKER AVENUE SACRAMENTO CA 95820-4013	14,721.79	6.75%

BofA Municipal Reserves Investor Class	GEORGE J GORMAN 17 SUNSET PATH SUDBURY MA 01776-1322	35,000	16.05%

BofA Municipal Reserves Investor Class	DOROTHY A DELANEY & ROBERT F DELANEY TTEES DELANEY FAMILY REV TRUST U/A DTD 1-7-93 551 FRANCES ST VENTURA CA 93003-4650	66,104.66	30.31%

BofA Municipal Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	8,181,943.69	100%

BofA Municipal Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	550,551,388.64	99.83%

BofA New York Tax-Exempt Reserves G-Trust Shares	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	14,633,364.74	100%

BofA New York Tax-Exempt Reserves Retail A Shares	DOMENIC J VIGLIOTTI TTEE DOMENIC J VIGLIOTTI LIVING TRUST U/A 01/24/2008 9692 COBALT COVE CIR NAPLES FL 34120-4664	24,956.64	80.36%

BofA New York Tax-Exempt Reserves Retail A Shares	KELLY K PHILIP 14 HALL AVE LARCHMONT NY 10538-2929	6,097.91	19.64%

BofA New York Tax-Exempt Reserves Class A	FRANK PEZZIMENTI & MARY PEZZIMENTI & PAULA CORONADO JTWROS 172 GEARY ST BUFFALO NY 14210-2338	53,433.65	14.67%

BofA New York Tax-Exempt Reserves Class A	STATE STREET BK & TR IRA PHILIP M LUEDEE 175 UPSON TER NEW HAVEN CT 06512-3143	21,124.73	5.80%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA New York Tax-Exempt Reserves Class A	ATOOSA P & AMIR G MAMDANI TTEES MAITMOUD MAMDANI IRREVOCABLE TRUST U/A/D 12-22-00 FBO AMIR A MAMDANI 1 W 67TH ST NEW YORK NY 10023-6200	24,021.32	6.59%

BofA New York Tax-Exempt Reserves Class A	ROBERTA R PANGALLO 617 WESTERN PARK DR W HEMPSTEAD NY 11552-2848	65,215.95	17.90%

BofA New York Tax-Exempt Reserves Class A	JACK H GROSSMAN CINDY B BERNER JT WROS 9354 QUEENS BLVD APT 414 REGO PARK NY 11374-1149	179,148	49.17%

BofA New York Tax-Exempt Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	85,750,752.88	100.00%

BofA New York Tax-Exempt Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	879,984.33	100.00%

BofA New York Tax-Exempt Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	280,963,074.97	95.59%

BofA Treasury Reserves Adviser Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	1,125,032,011.64	38.35%

BofA Treasury Reserves Adviser Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	1,520,000,000	51.81%

BofA Treasury Reserves Capital Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	947,481,984.91	21.26%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Treasury Reserves Capital Class	KOCH HOLDINGS LLC ATTN KII CORPORATE ACCOUNTING 4111 E 37TH ST N WICHITA KS 67220-3203	262,500,641.04	5.89%

BofA Treasury Reserves Capital Class	HARTFORD LIFE-GOLDMAN MORTGAGE BACKED DIVISION ATTN JOHN PADDEN 500 BIELENBERG DR WOODBURY MN 55125-4447	2,090,310,252.71	46.91%

BofA Treasury Reserves Capital Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	559,232,658.72	12.55%

BofA Treasury Reserves Daily Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	138,995,083	96.94%

BofA Treasury Reserves Institutional Class	BANK OF AMERICA OF TEXAS NA GLOBAL FINANCE SWEEP CUSTOMERS ATTN: RENEE HAKUL 1201 MAIN ST DALLAS TX 75202-3908	44,000,000	13.19%

BofA Treasury Reserves Institutional Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	134,819,470.33	40.40%

BofA Treasury Reserves Institutional Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	73,419,799.70	22.00%

BofA Treasury Reserves Institutional Class	MERRILL LYNCH, PIERCE, FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION SERVICE TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	67,670,051	20.28%

BofA Treasury Reserves Investor Class	PENSON FINANCIAL SERVICES INC ATTN REBECCA FELTS 1700 PACIFIC AVE STE 1400 DALLAS TX 75201-4609	4,835,916.14	62.46%

BofA Treasury Reserves Investor Class	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	2,570,385.44	33.20%

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Treasury Reserves Liquidity Class	BANK OF AMERICA N.A. SWP DISBURSEMENT NC BANK OF AMERICA NA SWEEP/AUTOBORROW 401 N TRYON ST CHARLOTTE NC 28202-2196	40,000,000	28.87%

BofA Treasury Reserves Liquidity Class	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	88,103,750.57	63.60%

BofA Treasury Reserves Liquidity Class	FUNDSHARE OMNIBUS ACCOUNT ATTN: NORMAN HOELTER 2044 FRANKLIN STREET OAKLAND CA 94612-2908	9,371,688.25	6.77%

BofA Treasury Reserves Trust Class	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	477,597,656.28	99.86%

BofA Treasury Reserves Class A	THE BANK OF NEW YORK ATTN FRANK NOTARO 111 SANDERS CREEK PKWY EAST SYRACUSE NY 13057-1381	105,992,637.78	98.46%

As of August 31, 2011, the name, address and percentage of ownership of each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Funds because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Control Person Ownership of the Funds

Fund/Share Class	Shareholder Account Registration	Class Balance	Percentage of Class
BofA Cash Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	3,197,079,763.54	30.22%

BofA Connecticut Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	98,097,432.63	99.25%

BofA Government Plus Reserves	BANC OF AMERICA SECURITIES LLC OMNIBUS ACCT FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS 200 N COLLEGE STREET 3RD FLOOR CHARLOTTE NC 28202-2191	244,381,355.62	34.16%

BofA Government Plus Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	217,451,175.39	30.40%

BofA Government Plus Reserves	BOFA ADVISORS LLC 100 FEDERAL ST MAIL CODE MA5 100 11 05 BOSTON MA 02110-1802	180,000,694.43	25.16%

BofA Massachusetts Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	198,825,147.86	98.77%

BofA Municipal Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	1,293,319,280.31	33.83%

BofA New York Tax-Exempt Reserves	BANK OF AMERICA N.A., TRUSTEE 1201 MAIN STREET, 9TH FLOOR ATTN: DAVID LAUBENBERG/ACI UNIT DALLAS TX 75202-3908	381,347,192.59	96.40%

BofA Treasury Reserves	HARTFORD LIFE-GOLDMAN MORTGAGE BACKED DIVISION ATTN JOHN PADDEN 500 BIELENBERG DR WOODBURY MN 55125-4447	2,180,779,550.20	25.36%

APPENDIX A—DESCRIPTIONS OF SECURITIES RATINGS

This Appendix summarizes the various descriptions of securities ratings applicable to securities purchased by the BofA Funds Family. Please refer to a Fund’s prospectus and statement of additional information to determine whether that Fund may invest in securities that have ratings described in this Appendix.

STANDARD & POOR’S (S&P)

Bonds

The following summarizes the ratings used by S&P for bonds. The ratings AAA, AA, A and BBB denote investment grade securities.

•	AAA bonds have the highest rating assigned by S&P and are considered to have an extremely strong capacity to pay interest and repay principal.

•	AA bonds are considered to have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

•

A bonds are considered to have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

•

BBB bonds are considered to have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

•

BB, B, CCC, CC and C bonds are considered to have predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

•

BB bonds are considered to have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB — rating.

•

B bonds are considered to have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB — rating.

•

CCC bonds are considered to have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

•	CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

•

C rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC — debt rating. The C rating may be used to cover a situation, for example, where a bankruptcy petition has been filed, but debt service payments are continued.

•	CI rating is reserved for income bonds on which no interest is being paid.

•

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Municipal Notes

•

SP-1. Notes rated SP — 1 are considered to have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

•	SP-2. Notes rated SP — 2 are considered to have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Commercial Paper

•

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

•

A-1. Issues assigned to this rating are considered to have overwhelming or very strong capacity for timely payment. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

MOODY’S INVESTORS SERVICE, INC. (MOODY’S)

Municipal Bonds

•

Aaa bonds are considered to be of the best quality. They are considered to have the smallest degree of investment risk and are generally referred to as “gilt edge”. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.

•

Aa bonds are considered to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Those bonds in the Aa through B groups that Moody’s believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1.

•	A bonds are considered to possess many favorable investment attributes and are to be considered to be upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment at some time in the future.

•

Baa bonds are considered to be medium grade obligations: they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great period of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

•

Ba bonds are considered to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this grade.

•

B bonds are considered generally to lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

•	Caa bonds are considered to be of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

•	Ca bonds are considered to represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

•	C bonds are the lowest rated class of bonds and issues so rated are considered to have extremely poor prospects of ever attaining any real investment standing.

Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Corporate Bonds

The description of the applicable rating symbols (Aaa, Aa, A, Baa, etc.) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody’s applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

•	MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

•	MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

•

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime-1 Highest Quality

Prime-2 Higher Quality

Prime-3 High Quality

If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, Moody’s, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

FITCH, INC. (FITCH)

Long-Term Debt

Investment Grade Bond Ratings

•

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

•

AA bonds are considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

•

A bonds are considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

•

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Speculative Grade Bond Ratings

•

BB bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

•

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

•

CCC bonds are considered to have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

•	CC bonds are considered to be minimally protected. Default in payment of interest and/or principal seems probable over time.

•	C bonds are in imminent default in payment of interest or principal.

•

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these securities and D represents the lowest potential for recovery.

Plus (+) or minus (-): Plus or minus signs are used to show relative standing within the major rating categories. Plus and minus signs, however, are not used in the DDD, DD, or D categories.

Short-Term Debt

Fitch’s short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and investment notes.

•	F-1+ obligations have exceptionally strong credit quality and are considered to have the strongest degree of assurance for timely payment.

•	F-1 obligations are considered to reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

•

F-2 obligations are considered to have good credit quality. Securities in this class have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

•

F-3 obligations are considered to have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

•

F-S rating is assigned to obligations that are considered to have a minimal degree of assurance for timely payment and to be vulnerable to near-term adverse changes in financial and economic conditions.

•	B obligations are considered to have a minimal capacity for timely payment of financial commitments and a susceptibility to the adverse effects of changes in circumstances and economic conditions.

•

C rating is assigned to obligations that are considered to have a high default risk and whose capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

•	D obligations are in actual or imminent payment default.

APPENDIX B—PROXY VOTING POLICIES AND PROCEDURES

BofA Advisor Policy: Proxy Voting

Last Review Date:	October 2010
Applicable Regulatory Authority:	Rule 206(4)-6 under the Investment Advisers Act of 1940 Form N-PX ERISA Department of Labor Bulletin 08-2 Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to Employee Retirement Income Security Act (“ERISA”) accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

BofA Advisors, LLC (the “Advisor”) has adopted and implemented the following policy, which it believes is reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients; and (2) address material conflicts of interest that may arise. This policy applies primarily to the Global Wealth and Investment Management (“GWIM”) Investment Operations Group, the Investment group (particularly, the Chief Investment Officer’s Office), as well as to BofA Global Capital Management, LLC (“BACM”) Compliance and Legal. BACM Compliance and Business groups to which this policy directly applies must adopt written procedures to implement this Policy.

Policy

All proxies regarding client securities for which Advisor has authority to vote will, unless Advisor determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by the Advisor to be in the best interest of the Advisor’s clients without regard to any resulting benefit or detriment to the Advisor, its associates, or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as the Advisor determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, the Advisor will vote as the client clearly instructs, provided the Advisor receives such instructions in time to act accordingly. Information regarding the Advisor’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within the Advisor and with the Advisor affiliates. Advisory clients, including mutual funds’ and other funds’ boards, may obtain information on how their proxies were voted by the Advisor. However, the Advisor will not selectively disclose its investment company clients’ proxy voting records to third parties. Rather, the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings for 12-month periods ending each year on June 30th on Form N-PX.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

The Advisor endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware prior to the vote deadline date, subject to certain general exceptions described below.

The Advisor seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to prevent where practicable and manage conflicts of interest (refer to Conflicts of Interest section below). The Advisor’s proxy voting policy and practices are summarized in its Form ADV. Additionally, the Advisor will provide clients with a copy of its policies, as they may be updated from time to time, upon request.

Means of Achieving Compliance

The Proxy Group within GWIM Investment Operations is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Proxy Group’s monitoring will take into account the following elements: (1) periodic review of the proxy vendor’s votes to ensure that the proxy vendor is accurately voting consistent with Advisor’s Voting Guidelines; and (2) review of the BofA Funds’ fund website to ensure that annual proxy voting reports are posted in a timely and accurate manner. Advisor has established an Investment Oversight Committee (“IOC”) which is responsible for overseeing the proxy voting process.

The specific responsibilities of the IOC and scope of its oversight are described in the IOC’s charter.

ADVISOR’S INVESTMENT ASSOCIATES’ RESPONSIBILITIES

Appendix C

Under the Advisor’s Voting Guidelines, certain matters must be determined on a case-by-case basis. In general, the Proxy Group within GWIM Investment Operations will refer these matters first to the relevant the Advisor research analyst after first confirming that the proxy matter does not present a potential conflict to the Advisor. If there is not a research analyst assigned to the particular security, the matter will be referred to the appropriate portfolio manager.

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding the Advisor’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of the Advisor and within the Advisor except on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest — Additional Procedures). A research analyst or portfolio manager must disclose in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Appendix B — Conflicts of Interest Disclosure and Certification Form). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation on the Proxy Voting Recommendation Form (see Appendix C) and communicating their recommendation to the Proxy Group.

Research analysts and portfolio managers should seek advice from BACM Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by the Advisor, a Advisor affiliate[1], or a Advisor associate that creates an incentive (or appearance thereof) to favor the interests of the Advisor, the affiliate, or associate, rather than the clients’ interests. However, a material

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

conflict of interest is not automatically created when there is a relationship or activity engaged in by an Advisor affiliate, but there is a possibility that an Advisor affiliate could cause a conflict. The Advisor may have a conflict of interest if either the Advisor has a significant business relationship with a company that is soliciting a proxy, or if an Advisor associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence the Advisor’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, the Advisor will seek to resolve said conflict in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by the Advisor’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) a Advisor investment associate believes that an exception to the guidelines may be in the best economic interest of the Advisor’s clients (collectively, “Proxy Referrals”), Advisor may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, BACM Compliance identifies companies with which the Advisor has significant business relationships and Proxy Referrals of such companies will be voted consistent with the Advisor’s conflicts management procedures described below. For Proxy Referrals that do not involve companies with which the Advisor has a significant business relationship the relevant Advisor investment personnel (i.e. research analyst, portfolio manager, members of Proxy Committee) involved in the particular Proxy Referral must report any personal conflict of interest circumstances (e.g., relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise, unusual communications with parties outside the investment organization concerning a proxy matter) to BACM’s Conflicts of Interest Officer in writing (see Appendix B). In the event any member of the IOC has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter.

If the IOC, the Chairperson of the IOC, or the Conflicts Officer determines that a proxy matter presents a material conflict of interest, the Advisor will invoke one or more of the following conflict management procedures:

•	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be the Advisor’s proxy voting agent);

•	Causing the proxies to be delegated to a qualified, independent third party, which may include the Advisor’s proxy voting agent; or

•	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to the Advisor’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

The Advisor considers (1) proxies solicited by open-end and closed-end investment companies for which the Advisor or an affiliate serves as an investment adviser or principal underwriter; and (2) proxies solicited by Bank of America Corporation (“BAC”) or other public companies within the BAC organization to present a material conflict of interest for the Advisor. Consequently, the proxies of such affiliates will be voted following one of the conflict management practices discussed above.

Management of Conflicts of Interest — Additional Procedures

In certain circumstances, the Advisor follows the proxy guidelines and uses other research services provided by the proxy vendor or another independent third party. The Advisor reviews its proxy vendor’s conflicts of interest procedures as part of its oversight of the proxy vendor’s services.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

The Advisor and other BAC affiliates have adopted various other policies and procedures that help reinforce this Policy. Please see any associated documents.

Ownership Limits — Delegation of Proxy Voting to an Independent Third Party

From time to time, the Advisor may face regulatory or compliance limits on the types or amounts of voting securities that it may purchase or hold for client accounts. Among other limits, federal, state, foreign regulatory restrictions, or company-specific ownership limits may restrict the total percentage of an issuer’s voting securities that the Advisor can hold for clients (collectively, “Ownership Limits”).

The regulations or company-specific documents governing a number of these Ownership Limits often focus upon holdings in voting securities. As a result, in limited circumstances in order to comply with such Ownership Limits and/or internal policies designed to comply with such limits, the Advisor may delegate proxy voting in certain issuers to a qualified, independent third party, who may be the Advisor’s proxy voting agent.

PROXY VOTING GUIDELINES

A. Advisor’s Proxy Voting Guidelines — General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A of this policy. The Advisor uses an independent, third-party proxy vendor to implement its proxy voting process as the Advisor’s proxy voting agent. In general, whenever a vote is solicited, the proxy vendor will execute the vote according to Advisor’s Voting Guidelines.

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will request in writing that the IOC consider voting the proxy other than according to such Guidelines and provide information as the IOC may request. The IOC may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Matters

For the following categories, proxies will be voted as stated below:

1.	New Proposals. For certain new proposals that are expected to be proposed to shareholders of multiple companies, the IOC may develop a Voting Guideline which will be incorporated into this Policy.

2.	Accounts Adhering to Taft Hartley Principles. All proposals for accounts adhering to Taft Hartley principles will be voted according to the Taft Hartley Guidelines developed by the proxy vendor.

3.	Accounts Adhering to Socially Responsible Principles. All proposals for accounts adhering to socially responsible principles will be voted according to the Socially Responsible Guidelines developed by the proxy vendor or as specified by the client.

4.	Proxies of International Issuers. In general, the Advisor will refrain from voting securities in cases where international issuers impose share blocking restrictions. However, in the exceptional circumstances that the Advisor determines that it would be appropriate to vote such securities, all proposals for these securities will be voted only on the specific instruction of the IOC and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy. Additionally, proxies will typically not be voted in markets where powers of attorney are required to be executed in order to vote shares.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

5.	Proxies of Investment Company Shares. Proposals on issues other than affiliated investment companies (previously described) will be voted on the specific instruction of the IOC.

Supervision

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The IOC has ultimate responsibility for the implementation of this Policy.

Escalation

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to the IOC. Issues involving potential or actual conflicts of interest should be promptly communicated to the BACM Conflicts Officer.

Monitoring/Oversight

BACM Compliance and/or Corporate Internal Audit Group may perform periodic reviews and assessments of various business units, including a review of BACM’s compliance with the Proxy Voting Policy.

Recordkeeping

The Advisor will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. The Advisor will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and for which the Advisor was entitled to vote:

•	The name of the issuer of the security;

•	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

•	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the company cast its vote on the matter;

•	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

•	Whether the company cast its vote for or against management.

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

These records include:

Document	Responsible Party
Investment Oversight Committee Meeting Minutes and Related Materials	Proxy Group in GWIM Investment Operations

Proxy Vote Recommendation Form and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations (or any other document created by the Advisor that was material to making a voting decision or that memorializes the basis for the voting decision)

Proxy Group in GWIM Investment Operations

Conflicts of Interest Review Documentation, including Conflicts of Interest Forms	BACM Compliance

Client Communications Regarding Proxy Matters	Client Service Group

Copy of Each Applicable Proxy Statement Unless it has been Filed with the SEC and may be Obtained from the SEC’s EDGAR System	Proxy Group in GWIM Investment Operations

Records should be retained for a period of not less than six years plus the current year. Records must be retained in an appropriate office of BACM or support partner for the first three years.

[1]	Bank of America Corporation (“BAC”), the ultimate corporate parent of Advisor, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Advisor -advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with Advisor’s duty, in the proxy voting process, to act in the best economic interest of its clients.

[2]	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.

[3]	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

APPENDIX A—BofA Advisor’s Proxy Voting Policy

BofA Advisor’s VOTING GUIDELINES

A. The Advisor has adopted the following guidelines for voting proxies:

1. Matters Relating to the Board of Directors/Corporate Governance

BofA Advisors, LLC (the “Advisor”) generally will vote FOR:

•

Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

However, the Advisor generally will WITHHOLD votes from pertinent director nominees if:

(i)	the board as proposed to be constituted would have more than one-third of its members from management;

(ii)	the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as “independent,” i.e. having no material relationship, directly or indirectly, with the Company, as the Advisor’s proxy voting agent may determine (subject to the Investment Oversight Committee’s (“IOC’s”) contrary determination of independence or non-independence);

(iii)	the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters — ratification of the appointment of auditors);

(iv)	a director serves on more than six public company boards;

(v)	the CEO serves on more than two public company boards other than the company’s board.

On a CASE-BY-CASE basis, the Advisor may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

•

Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission (“SEC”) and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a “financial expert” in accordance with SEC rules.

•	Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

The Advisor generally will vote FOR:

•

Proposals to create or eliminate positions or titles for senior management. The Advisor generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

¡	Established governance standards and guidelines.

¡	Full board composed of not less than two-thirds “independent” directors, as defined by applicable regulatory and listing standards.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

¡	Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

¡

A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

¡

Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

¡

The pertinent class of the Company’s voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company’s proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

•	Proposals that grant or restore shareholder ability to remove directors with or without cause.

•	Proposals to permit shareholders to elect directors to fill board vacancies.

•	Proposals that encourage directors to own a minimum amount of company stock.

•	Proposals to provide or to restore shareholder appraisal rights.

•	Proposals to adopt cumulative voting.

•	Proposals for the company to adopt confidential voting.

The Advisor will generally vote FOR shareholder proposals calling for majority voting thresholds for director elections unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provides an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

The Advisor generally will vote AGAINST:

•	Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

•	Proposals that give management the ability to alter the size of the board without shareholder approval.

•	Proposals that provide directors may be removed only by supermajority vote.

•	Proposals to eliminate cumulative voting.

•	Proposals which allow more than one vote per share in the election of directors.

•	Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

•	Proposals that mandate a minimum amount of company stock that directors must own.

•	Proposals to limit the tenure of non-management directors.

The Advisor will vote on a CASE-BY-CASE basis in contested elections of directors.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

The Advisor generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

•	Reimbursement of proxy solicitation expenses taking into consideration whether or not the Advisor was in favor of the dissidents.

•

Proxy contest advance notice. The Advisor generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

•	The Advisor will vote on a CASE-BY-CASE basis to indemnify directors and officers, and AGAINST proposals to indemnify external auditors.

•	The Advisor will vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

2. Compensation

The Advisor generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, the Advisor generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 5% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the IOC. The IOC will then consider the circumstances surrounding the issue and vote in the best interest of the Advisor’s clients. The Advisor requires that management provide substantial justification for the repricing of options.

The Advisor generally will vote FOR:

•	Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

•	Proposals asking a company to expense stock options.

•	Proposals to put option repricings to a shareholder vote.

•

Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

•	Proposals for the remuneration of auditors if no more than 25% of the compensation costs comes from non audit activity.

The Advisor generally will vote AGAINST:

•	Stock option plans that permit issuance of options with an exercise price below the stock’s current market price, or that permit replacing or repricing of out-of-the money options.

•	Proposals to authorize the replacement or repricing of out-of-the money options.

•

Proposals requesting that plan administrators have advance authority to amend the terms of a plan without detailed disclosure of the specific amendments. When sufficient details are provided on the amendments permitted by the advance authority, the Advisor will recommend on such proposals on a CASE-BY-CASE basis.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

The Advisor will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

The Advisor generally will vote FOR:

•

Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

For companies recognizing preemptive rights for existing shareholders, the Advisor generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. The Advisor will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

•	Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

•	Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

•	Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

The Advisor will evaluate on a CASE-BY-CASE basis proposals regarding:

•

Management proposals that allow listed companies to de-list and terminate the registration of their common stock. The Advisor will determine whether the transaction enhances shareholder value by giving consideration to:

¡	Whether the company has attained benefits from being publicly traded.

¡	Cash-out value

¡	Balanced interests of continuing vs. cashed-out shareholders

¡	Market reaction to public announcement of transaction

4. Mergers, Restructurings and Other Transactions

The Advisor will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company’s assets.

5. Anti-Takeover Measures

The Advisor generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, the Advisor generally will vote as follows:

Poison Pills

•	The Advisor votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

•	The Advisor generally votes FOR shareholder proposals to eliminate a poison pill.

•	The Advisor generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

•	The Advisor will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company’s ability to make greenmail payments.

Supermajority vote

•

The Advisor will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

•	The Advisor will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

The Advisor generally will vote FOR:

•	Bylaw amendments giving holders of at least 25% of outstanding common stock the ability to call a special meeting of stockholders.

•	Board governance document amendments or other proposals which give the lead independent director the authority to call special meetings of the independent directors at any time.

The Advisor generally will vote FOR:

•	Proposals to approve routine business matters such as changing the company’s name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

•	Proposals to ratify the appointment of auditors, unless any of the following apply in which case the Advisor will generally vote AGAINST the proposal:

¡	Credible reason exists to question:

■	The auditor’s independence, as determined by applicable regulatory requirements.

■	The accuracy or reliability of the auditor’s opinion as to the company’s financial position.

¡

Fees paid to the auditor or its affiliates for “non-audit” services were excessive, i.e., in excess of the total fees paid for “audit,” “audit-related” and “tax compliance” and/or “tax return preparation” services, as disclosed in the company’s proxy materials.

•	Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

•	Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

The Advisor generally will vote AGAINST:

•	Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

•

Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

•	Shareholder proposals to change the date, time or location of the company’s annual meeting of shareholders.

The Advisor will vote AGAINST:

•	Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

The Advisor will vote on a CASE-BY-CASE basis:

•

Proposals to change the location of the company’s state of incorporation. The Advisor considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

•	Proposals on whether and how to vote on “bundled” or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

The Advisor generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. The Advisor may, on a CASE-BY-CASE basis, vote:

•

FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

•

FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

The Advisor generally will vote FOR:

•	Most stock (scrip) dividend proposals. The Advisor votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

•	Proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

•	Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

•

Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors/directors and/or legal action is being taken against the board by other shareholders.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

•

Management proposals concerning allocation of income and the distribution of dividends, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

•	Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

The Advisor will generally vote FOR proposals to approve Directors’ Fees, unless the proxy vendor would vote against such proposal in accordance with its guidelines, in which case the Advisor will evaluate the proposal on a CASE-BY-CASE basis.

The Advisor will evaluate management proposals to approve protective preference shares for Netherlands located company-friendly foundations proposals on a CASE-BY-CASE basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of the Advisor categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

8. Investment Company Matters

Election of Directors:

The Advisor will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

•	Board structure

•	Attendance at board and committee meetings.

The Advisor will WITHHOLD votes from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

•	Are interested directors and sit on the audit or nominating committee; or

•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

The Advisor will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

•	Past shareholder activism, board activity and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of incumbent directors; director nominees

•	Experience and skills of director nominees

•	Governance profile of the company

•	Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

The Advisor will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund

•	Market in which the fund invests

•	Measures taken by the board to address the discount

•	Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

The Advisor will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the adviser undergoes a change of control)

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

Approving New Classes or Series of Shares:

The Advisor will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

•	Stated specific financing purpose

•	Possible dilution for common shares

•	Whether the shares can be used for anti-takeover purposes

Policies Addressed by the Investment Company Act of 1940 (“1940 Act”):

The Advisor will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness

•	Regulatory developments

•	Current and potential returns

•	Current and potential risk

The Advisor generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	Fund’s target investments

•	Reasons given by the fund for the change

•	Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

The Advisor will vote AGAINST proposals to change a fund’s investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective.

Name Change Proposals:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund’s name, considering the following factors:

•	Political/economic changes in the target market

•	Consolidation in the target market

•	Current asset composition

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

Change in Fund’s Subclassification:

The Advisor will vote on a CASE-BY-CASE basis proposals to change a fund’s subclassification, considering the following factors:

•	Potential competitiveness

•	Current and potential returns

•	Risk of concentration

•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

The Advisor will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

•	Strategies employed to salvage the company

•	Past performance of the fund

•	Terms of the liquidation

Changes to the Charter Document:

The Advisor will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation; net effect on shareholder rights

•	Regulatory standards and implications

The Advisor will vote FOR:

•

Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

•

Proposals enabling the Board to amend, without shareholder approval, the fund’s management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

The Advisor will vote AGAINST:

•	Proposals enabling the Board to:

¡	Change, without shareholder approval the domicile of the fund

¡	Adopt, without shareholder approval, material amendments of the fund’s declaration of trust or other organizational document

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

Changing the Domicile of a Fund:

The Advisor will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

•	Regulations of both states

•	Required fundamental policies of both states

•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

The Advisor will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

The Advisor will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives

•	The proposed distributor’s reputation and past performance

•	The competitiveness of the fund in the industry

•	Terms of the agreement

Master-Feeder Structure:

The Advisor will vote FOR the establishment of a master-feeder structure.

Mergers:

The Advisor will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure

•	Performance of both funds

•	Continuity of management personnel

•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

The Advisor will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While the Advisor favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

The Advisor will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

Shareholder Proposals to Terminate the Investment Adviser:

The Advisor will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

•	Performance of the fund’s NAV

•	The fund’s history of shareholder relations

•	The performance of other funds under the adviser’s management

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

APPENDIX B

Conflicts of Interest Disclosure and Certification Form

Conflict Review Questionnaire for Individuals participating in the Proxy Voting Decision-Making Process.

Instructions: Please complete each of the questions. Please provide an explanation for any affirmative responses. Return the completed questionnaire to the BofA Global Capital Management (“BACM”) Conflicts of Interest Officer.

Issuer and Proxy Matter:

1.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any management personnel of the issuer[1]?

2.	Do you or any member of your immediate family have an existing (or potential) business, financial, personal or other relationship with any person participating, supporting, opposing or otherwise connected with the particular proxy proposal (e.g., principals of the issuer; director nominees of issuer company; shareholder activists)?

3.	Have you discussed this particular proxy proposal with anyone outside of BACM’s investment group[2]?

4.	Are you aware of any other potential personal conflicts of interest not described above? Please detail below.

1	Personal investing in the issuer by you or a member of your immediate family does not require an affirmative response to this item.
2	Communications with issuer or solicitors in the regular course of business would not have to be disclosed on this form.

Name:

Signed:

Date:

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

Document Name:

APPENDIX C

BofA Advisors, LLC Proxy Vote Recommendation/Investment Oversight Committee Request Form

Name of Investment Associate:

Company Name:

Overview of Proxy Vote and Meeting Date:

Proxy Agenda Item(s)

Description of Item:

(The above information will be pre-populated by the Proxy Department.)

Recommendation (FOR , AGAINST, ABSTAIN) including brief rationale:

Please attach any supporting information other than analysis or reports provided by the Proxy Department.

Signed

By signing, I am certifying that I either have no conflicts of interest-related information to report or have sent a completed “Conflicts of Interest Disclosure and Certification Form” to BACM Compliance (Conflicts Officer).

Send Completed Forms to:

GWIM Investment Operations – Proxy Department

or

In the case of Proxy Votes to be referred to the Investment Oversight Committee, submit this form and materials to the Chair of the Investment Oversight Committee

This document is current as of the last review date but subject to change thereafter. Please consult the online version to verify that this policy has not been updated or otherwise changed.

APPENDIX C — DESCRIPTION OF STATE CONDITIONS

Connecticut

The following information, based on information publicly available as of October 5, 2010, is a brief summary of factors affecting the economies and financial strengths of the State of Connecticut, its municipalities and its political subdivisions and does not purport to be a complete description of such factors.

State Economy

Connecticut is a highly developed and urbanized state. It is situated directly between the financial centers of Boston and New York City. More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of the State. The State’s population grew at a rate which exceeded the United States’ rate of population growth during the period from 1940 to 1970, and slowed substantially during the past three decades. Connecticut had a population count of 3,405,565 in April 2000, an increase of 118,449, or 3.6%, from 1990. The mid-2009 population in Connecticut was estimated at 3,518,288, up 0.4% from a year ago, compared to increases of 0.5% and 0.9% for New England and the United States, respectively. The State has extensive transportation and utility services to support its economy.

Connecticut’s economic performance is measured by personal income, which has been among the highest in the nation, and gross state product (the current market value of all final goods and services produced by labor and property located within the State), which demonstrated faster output growth in the mid 2000s, but expanded at a 1.8% pace in 2008, lagging behind the New England growth rate and the national growth rate (3.0% growth and 2.6% growth, respectively). Connecticut’s non agricultural employment reached a high in the first quarter of 2008 with 1,708,830 persons employed, but began declining with the onset of the recession falling to 1,628,730 jobs by the third quarter of 2009. Connecticut’s unemployment rate has generally been lower than the national rate.

State Budgetary Process

The State’s fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

State General Fund

The State finances most of its operations through its General Fund. However, certain State functions, such as the State’s transportation budget, are financed through other State funds.

The State Constitution provides that any resulting unappropriated surplus shall be used to fund a budget reserve fund, to reduce bonded indebtedness or for any other purpose authorized by at least three-fifths of each house of the General Assembly. The Connecticut General Statutes provide that the Treasurer shall transfer any unappropriated surplus in the General Fund to a budget reserve fund, unless otherwise directed by law. When the amount in the budget reserve fund in any fiscal year equals 10% of the net General Fund appropriations, no further transfers shall be made by the Treasurer.

Budget for Fiscal Years 2009-2010 and 2010 -2011. On June 3, 2009, the General Assembly adjourned its regular 2009 session without adopting a fiscal year 2009-2011 biennial budget. Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget. The special session was immediately convened at the conclusion of the regular session. During the special session, the General Assembly passed a General Fund budget for the 2009-2010 and 2010-2011 fiscal years which was subsequently vetoed by the Governor.

The State continued to run its operations pursuant to Executive Orders which were issued by the Governor. Authorization to pay debt service on the State’s general obligation bonds remained unaffected. The Executive Orders directed all department heads and executive branch employees to limit purchases of goods and services and directed all department heads to utilize personnel and other resources in an effective and efficient manner, giving priority to programs that provide direct care services, administer justice and protect the public health and safety. The Executive Orders covered the months of July, August and the portion of September until the approval of an appropriation act for the fiscal year commencing July 1, 2009.

In a special session, the General Assembly passed the biennial budget for fiscal years 2009-10 and 2010-11 which subsequently became law on September 8, 2009. The enacted budget, Public Act No. 09-3 of June 2009 Special Session, for fiscal year 2009-10 included General Fund revenues of $17,375.4 million and net appropriations of $17,374.6 million, resulting in a projected surplus of $0.8 million. The budget for fiscal year 2010-11 included General Fund revenues of $17,591.9 million and net appropriations of $17,591.0 million, resulting in a projected surplus of $0.9 million.

The enacted biennial budget raises net revenues from three major resources: 1) Grants from the ARRA, 2) transfers from other State funds to the State’s General Fund and securitizations, and 3) net increases in taxes and miscellaneous fees. Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in fiscal year 2009-10 and $594.8 million in fiscal year 2010-11. Major revenues from transfers of other State funds to the State’s General Fund and securitizations include (i) transferring Budget Reserve Funds by $1,039.7 million in fiscal year 2009-10 and $342.0 million in fiscal year 2010-11, and (ii) securitizing $1,290.7 million in fiscal year 2010-11 as amended by Public Act No. 09-7 of the September 2009 Special Session. The significant tax changes included: (i) an increase in the highest income tax rate to 6.5% from 5% for those with taxable incomes over $1 million for joint filers, $800,000 for heads of households, and $500,000 for single filers and married people filing separately, raising approximately $594.0 million in fiscal year 2009-10 and $400.0 million in fiscal year 2010-11; (ii) an imposition of a 10% corporation tax surcharge for the 2009, 2010, and 2011 income years on companies that have (1) $100 million or more in annual gross income in those years and (2) tax liability that exceeds the $250 minimum, raising approximately $74.1 million in fiscal year 2009-10 and $41.1 million in fiscal year 2010-11; (iii) an increase in the cigarette tax rate from $2.00 per pack to $3.00 per pack, raising approximately $94.9 million in fiscal year 2009-10 and $112.4 million in fiscal year 2010-11; (iv) changes in various fees, raising approximately a net total of $108.5 million in fiscal year 2009-10 and $105.9 million in fiscal year 2010-11, and (v) cuts in taxes, including (1) a reduction in the sales and use tax rate to 5.5% from 6%, and (2) a reduction in the estate and gift tax. The reduction of the sales and use tax rate effective January 1, 2010 was expected to result in a revenue loss of approximately $129.5 million in fiscal year 2009-10 and $268.0 million in fiscal year 2010-11. However, if any cumulate monthly financial statement issued by the Comptroller before January 1, 2010 indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund for fiscal year 2009-10, the tax rate will remain at 6%. If any cumulate monthly financial statement issued after January 1, 2010, and on or before June 30, 2010, indicates that the estimated gross tax revenue to the General Fund to the end of the fiscal year ending June 30, 2010 is at least 1% less than the adopted gross tax revenue to the General Fund, the tax rate will remain at 6%. On the estate and gift taxes, the enacted law will (i) increase the threshold for the value of an estate or gift subject to the estate and gift taxes from $2 million to $3.5 million; (ii) reduce the marginal tax rates by 25%; and (iii) eliminate the tax cliff. These three measures will reduce revenues by approximately $5.9 million in fiscal year 2009-10 and $70.3 million in fiscal year 2010-11.

The significant changes in appropriations came from State employee personal services reductions, entitlement programs savings, and education grants reductions. Personal services reductions from concessions with a coalition of employee collective bargaining units included wage freezes and a Retirement Incentive Plan which were expected to save approximately $191.0 million in fiscal year 2009-10 and $193.7 million in fiscal year 2010-11. Savings from entitlement programs included (i) eliminating nursing home rate increases in reimbursement levels under Medicaid, saving approximately $113.2 million in fiscal year 2009-10 and $162.2 million in fiscal year 2010-11, (ii) reducing managed care organization capitation rates by 6% under both Healthcare for UninSured Kids & Youth A and B, saving approximately $50.1 million in fiscal year 2009-10 and $51.8 million in fiscal year 2010-11, and (iii) managing services for aged, blind and disabled individuals who are currently receiving care under the Medicaid fee-for-service program, saving approximately $27.8 million in fiscal year 2009-10 and $80.0 million in fiscal year 2010-11. Education reductions included cuts of grants to (i) the Excess Cost program that reimburses funds to towns, saving approximately $13.4 million each for both fiscal years 2009-10 and 2010-11, (ii) the Priority School District program that assists the neediest communities and funds School Readiness program, reducing $6.9 million each for both fiscal years 2009-10 and 2010-11, and (iii) the Reading Success program designated to improve kindergarten through grade three reading is eliminated, saving the State $2.4 million each for both fiscal years 2009-10 and 2010-11.

In additional, the budget for fiscal year 2010-11 required the Treasurer and the Secretary of the Office of Policy and Management to jointly develop a financing plan that would result in net proceeds of up to $1,290.7 million to be used as general revenues of the State during such fiscal year, which may include securitizations as discussed above. The budget also required the Treasurer and the Secretary of the Office of Policy Management to jointly develop a plan to sell assets of the State that would result in net proceeds of up to $15 million to be used as general revenues of the State during the 2009-10 fiscal year and $45 million to be used as general revenues of the State during 2010-11 fiscal year. In addition, the budget for fiscal year 2009-10 required a reduction of $473.3 million in expenses from budgeted amounts. The budget for fiscal year 2010-11 required a reduction of $515.2 million of expenses form budgeted amounts.

The budget was $840.9 million below the expenditure cap in fiscal year 2009-10 and $589.9 million below the expenditure cap in fiscal year 2010-11.

Midterm Budget Adjustments for Fiscal Years 2009-2010 and 2010-2011:

The General Assembly concluded its legislative session on May 5, 2010, which included mid-term budget adjustments for fiscal years 2009-10 and 2010-11. Pursuant to Public Act No. 10-179, as amended by Public Act No. 10-1 of the June Special Session and Public Act No. 10-2 of the June Special Session, the General Assembly projected General Fund revenues at $17,667.4 million and appropriated $17,667.2 million with an estimated surplus of $0.2 million for the fiscal year ending June 30,2011. The projected General Fund revenue of $17,667.4 million was $70.6 million higher than the originally enacted budget of $17,596.8 million. This net increase in revenue includes: 1) a reduction of $105.2 million in expenses resulting from the impact of the deficit mitigation plan enacted through Public Act No. 10-3; 2) a downward adjustment in projected revenue of $75.8 million; and 3) an increase of $251.6 million by adopting changes in certain policy measures consisting of (i) due to projected revenue improvement, a reduction of $334.7 million from the originally planned securitization of $1,290.7 million be effectuated through Economic Recovery Revenue Bonds which will be secured by non-General Fund electric charges; (ii) an increase of $365.6 million in federal grants generated from an anticipated extension of the federal American Recovery and Reinvestment Act (ARRA) funding; (iii) a $140 million transfer of revenue from the projected fiscal year 2009-10 surplus; and (iv) certain other transfers and increases. It should be noted that the ARRA funding was not approved by the U.S. Congress in the magnitude assumed in the adopted budget. The projected General Fund expenditure of $17,667.2 million was $72.5 million higher than the originally enacted budget of $17,594.7 million. This net increase in expenditures is primarily due to an increase of $357.9 million in estimated current services, which was partially offset by a reduction of $120.4 million through the deficit mitigation plan and a reduction of $165.1 million in policy measure changes, including a $100 million deferral in the State’s contribution to the State employees’ pension fund.

Article XXVIII of the Amendments to the Constitution of the State of Connecticut and Section 2-33a of the Connecticut General Statutes codify the language on the State’s expenditure cap. The revised budget is $338.1 million under the allowable expenditure cap in fiscal year 2010-11.

Per the preliminary financial results of the Comptroller dated September 1, 2010, fiscal year 2009-10 is expected to end with a surplus of $449.4 million. In its mid-term budget adjustments, the General Assembly has directed that up to $140 million of this surplus be used as revenue in fiscal year 2010-11 and any amounts in excess of $140 million be used to reduce the amount of Economic Recovery Revenue Bonds issued as discussed above.

In a recent report of the Office Of Fiscal Analysis regarding the 2010-11 budget, the Office of Fiscal Analysis estimated that with the changes contained in the revised budget that significant out-year budget gaps remain. Specifically, the Office of Fiscal Analysis estimated (i) for fiscal year 2011-12, General Fund revenues of $15,775.3 million and General Fund expenses of $19,036.0 million, resulting in a deficit of $3,260.7 million; (ii) for fiscal year 2012-13, General Fund revenues of $16,573.0 million and General Fund expenses of $19,681.8 million, resulting in a deficit of $3,108.8 million; and (iii) for fiscal year 2013-14, General Fund revenues of $17,360.7 million and General Fund expenses of $20,458.9 million, resulting in a deficit of $3,098.2 million. These estimates are based on current services and certain other assumptions. The State has a balanced budget requirement and an expenditure cap. As such, budgets adopted for these fiscal years will need to reflect a combination of revenue enhancements and expenditure reductions. As a result, the figures do not represent a projection of the actual financial results that might be expected, but instead serve as planning tools.

State Debt

Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters.

Types of State Debt. Pursuant to various public and special acts, the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State’s General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State’s General Fund; and special obligation and revenue debt, which is payable from the specified revenues and other funds, which are maintained outside the State’s General Fund. In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Statutory Authorization and Security Provisions for State Direct General Obligation Debt. In general, the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statutes, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of and interest on such bonds as the same become due. Such act further provides that, as part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of February 1, 2010, there was $15.009 billion of direct general obligation bond indebtedness outstanding.

In April 2010, the State issued (i) $105,000,000 of its General Obligation Bonds (2010 Series A) maturing in varying amounts between April 1, 2015 and April 1, 2018 and bearing interest at rates ranging from 2.50% to

5.00% per annum; (ii) $184,250,000 of its Taxable General Obligation Bonds (2010 Series A) (Build America Bonds — Direct Payment) maturing in varying amounts between April 1, 2019 and April 1, 2026 and bearing interest at rates ranging from 4.407% to 5.257% per annum; and (iii) $353,085,000 of its General Obligation Bond Anticipation Notes (2010 Series A) maturing May 19,2011 and bearing interest at a rate of 2.00% per annum.

In May 2010, the University of Connecticut issued $133,210,000 University of Connecticut General Obligation Bonds consisting of (i) $97,115,000 General Obligation Bonds, 2010 Series A, maturing in varying amounts between February 15, 2011 and February 15, 2030 and bearing interest at rates ranging from 2% to 5% per annum and (ii) $36,095,000 General Obligation Bonds, 2010 Refunding Series A maturing in varying amounts between February 15, 2011 and February 15, 2021 and bearing interest at rates ranging from 2% to 5% per annum.

In June 2010, the State issued (i) $200,000,000 of its General Obligation Bonds (2010 Series B), maturing in varying amounts June 1, 2011 and between December 1, 2014 and December 1, 2018 and bearing interest at rates ranging from 1.50% to 5.00% per annum and (ii) $258,235,000 of its General Obligation Refunding Bonds (2010 Series C), maturing in varying amounts between December 1, 2012 and December 1, 2021 and bearing interest at rates ranging from 2.00% to 5.00% per annum.

In October 2010, the Connecticut Housing Finance Authority plans to issue $47,785,000 of its bonds which are secured by the State’s contract to provide assistance and pay debt service on such bonds and $28,095,000 of its bonds which are secured by a special capital reserve fund.

In October 2010, the Connecticut Higher Education Supplemental Loan Authority plans to issue $45,000,000 of its bonds which are secured by a special capital reserve fund.

There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or hereafter incurred. The constitutional limit on increases in General Fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State General Fund revenues or taxes, or the establishment of priorities for payment of debt service on the State’s general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

Statutory Debt Limit for State Direct General Obligation Debt. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly or issued except as shall not cause the aggregate amount of (1) the total amounts of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective or in which such indebtedness is issued, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, certain items are excluded or deducted, such as refunded indebtedness and borrowings payable solely from the revenues of a particular project. For purposes of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

Under the Connecticut General Statutes, the Treasurer is required to compute the aggregate amount of indebtedness as of January 1 and July 1 each year and to certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the

Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects. As of February 1, 2010, the State’s aggregate indebtedness was below 90% of the statutory debt limit.

Ratings. The State’s most recent tax-exempt general obligation bond issue (October 19, 2010) was rated Aa2 by Moody’s Investors Service, AA by Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. and AA by Fitch Ratings. There can be no assurance that these ratings will remain in effect in the future. Moody’s and S&P have assigned a “Stable” credit outlook on the State’s General Obligation Debt. Fitch has assigned a negative credit outlook on the State’s General Obligation Debt.

Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the State General Fund and, pursuant to legislation, may issue debt secured by special taxes or revenues pledged to certain of such funds. In addition, the State is contingently liable or has limited liability, from the resources of the State’s General Fund, for payment of debt service on certain obligations of quasi-public State agencies and municipalities of the State. These quasi-public agencies are not departments, institutions or agencies of the State. They are, however, bodies politic and corporate that constitute public instrumentalities and political subdivisions of the State and whose exercise of authority granted to them is deemed to be the performance of an essential public and governmental function. These organizations provide a wide range of services that might otherwise be provided directly by the State. Among the public authorities are: the Connecticut Development Authority, the Connecticut Health and Educational Facilities Authority, the Connecticut Higher Education Supplemental Loan Authority, the Connecticut Housing Finance Authority, the Connecticut Resources Recovery Authority, and the Capital City Economic Development Authority. Each of these public authorities is authorized to issue bonds in its own name to facilitate its activities and each has issued bonds secured by a special capital reserve fund, or other contractual arrangements, for which the State has limited contingent liability. The State has also undertaken certain limited or contingent liabilities to assist municipalities. The State has made commitments to municipalities to make future grant payments for school construction projects, payable over a period of years. In addition, the State has committed to apply moneys for debt service loans to finance child care facilities and has certain other contingent liabilities for future payments.

Pension and Retirement Systems

The State sponsors several public employee retirement systems discussed below. Actuarial valuations are performed with respect to such systems at regular intervals. The purpose of the actuarial valuation is to calculate the actuarial accrued liability in each of the pension plans which estimates on the basis of demographic and economic assumptions the present value of accrued benefits the pension plans will pay to its retired members and active members upon retirement. The actuarial valuation compares the actuarial accrued liability with the actuarial value of assets and any excess of that liability over the assets forms an unfunded actuarial accrued liability. The actuarial valuations express the percentage the pension is funded through a “funded ratio” which represents the quotient obtained by dividing the actuarial value of assets of the pension plan by the actuarial accrued liability of the pension plan. The actuarial valuation also will state an actuarially recommended contribution which is the recommended payment of the State to the applicable pension plan. The actuarially recommended contribution consists of two components: (1) normal costs, which represents the portion of the present value of retirement benefits that are allocable to active members’ current year of service, and (2) the amortized portion of the unfunded actuarial accrued liability.

State Employees’ Retirement Fund

The State Employees’ Retirement Fund is one of the systems maintained by the State with approximately 53,068 active members, 1,632 inactive (vested) members and 39,617 retired members as of June 30, 2009. Generally, employees hired before July 1, 1984 participate in the Tier I plan, which includes employee contributions. As of July 1, 2009 approximately 12% of the total work force was covered under the

Tier I Plan. Other employees generally participate in the Tier II plan, which is non-contributory and provides somewhat lesser benefits. As of July 1, 2009, approximately 40% of the total workforce was covered under the Tier II plan. Employees hired after July 1, 1997 participate in the Tier IIA plan, which requires contributions from its employee members. As of July 1, 2009, approximately 48% of the total work force was covered under the Tier IIA Plan.

The most recent actuarial valuation dated November 2008 indicated that, as of June 30,2007, the State Employees’ Retirement Fund had assets with an actuarial value of $9,585.0 million and as of June 30, 2008, the State Employees’ Retirement Fund had assets with an actuarial value of $9,990.2 million. The market value of the fund’s investment assets, as reported in the actuarial valuation, was $10,041.0 million as of June 30, 2007 and was $9,329.1 million as of June 30, 2008. The next actuarial valuation is anticipated to be completed in November 2010.

As of June 30, 2009, the market value of the fund’s investment assets was $7,320.8 million. As of June 30, 2010, the market value of the fund’s investment assets was $7,789.6 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions.

The November 2008 actuarial valuation was based upon an 8.25% earnings assumption and the impact of phasing in an approximately 4.8% negative return on plan assets for the fiscal year ending June 30, 2008.

The November 2008 actuarial valuation indicated that as of June 30, 2008 the State Employees’ Retirement Fund had a funded ratio of 51.9% based on the actuarial value of the assets. Based on a market value of assets, the State Employees’ Retirement Fund had a funded ratio of 48.5% as of the same date.

Teachers’ Retirement Fund

The Teachers’ Retirement Fund, administered by the Teachers’ Retirement Board, provides benefits for any teacher, principal, supervisor, superintendent or other eligible employee in the public school systems of the State, with certain exceptions. While establishing salary schedules for teachers, municipalities do not provide contributions to the maintenance of the fund. As of June 30,2009, there were 64,242 active and former employees with accrued and accruing benefits, 30,142 retired members and 330 members are on disability allowance. As of June 30, 2010, there were 63,608 active and former employees with accrued and accruing benefits, 30,913 of whom are retired members and 283 are members on disability allowance.

The most recent actuarial valuation dated November 12, 2008 indicated that the Teachers’ Retirement Fund had assets, inclusive of the cost-of-living adjustment reserve account, with any actuarial value of $12,762.2 million as of June 30, 2007 and $15,271.0 million as of June 30, 2008. The market value of the fund’s investment assets, as reported in the actuarial valuation, was $13,744.8 million as of June 30, 2007 and $14,551.5 million as of June 30, 2008. As discussed more fully below, in April 2008 the State deposited $2.0 billion to the Teachers’ Retirement Fund.

As of June 30, 2009, the market value of the fund’s investment assets was $11,396.7 million. As of June 30, 2010, the market value of the fund’s investment assets was $12,273.6 million. The market value of the fund’s investment assets is continually subject to change based on a variety of factors, including changes in the financial and credit markets and general economic conditions.

The November 2008 actuarial valuation indicated that as of June 30, 2008 the Teachers’ Retirement Fund had a funded ratio of 70% based on the actuarial value of the assets. Based on a market value of assets, the Teachers’ Retirement Fund had a funded ratio of 67% as of the same period.

Other Retirement Systems

The other minor retirement systems funded by the State include the Judges, Family Support Magistrates and Compensation Commissioners Retirement System (the Judicial Retirement System), the General Assembly Pension System, the State Attorneys’ Retirement Fund and the Public Defenders’ Retirement Fund. As of June 30, 2009, there were approximately 221 active members of e plans and approximately 262 retired members.

Other Post-Employment Benefits

The State provides post-retirement health care and life insurance benefits to all employees who retire from State employment. The State currently finances the cost of such benefits on a pay-as-you-go basis. The State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years. All employees hired on or after July 1, 2009 are required to contribute 3% of salary through their tenth year of service, to be deposited into the post-retirement health care benefits trust. Commencing July 1, 2010, employees with less than five years of service will be required to contribute 3% of salary through their tenth year of service, to be deposited into the trust. It is anticipated that contributions to the trust in fiscal years ending June 30, 2010 and June 30,2011 will be completely expended on current benefit expense and thus the State did not fully provide for post-retirement healthcare and life insurance benefits in these years. The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years. For fiscal year ending June 30,2010 $482.9 million was appropriated. The State has not established any fund for the accumulation of assets with which to pay post-retirement life insurance benefits in future years.

The State received an interim actuarial valuation dated February 16, 2009 with respect to the State’s liability for post-retirement health care benefits for persons covered under the State Employees Retirement System and other State retirement systems, excluding the Teachers’ Retirement System, based upon the stated assumptions of the March 2007 actuarial report but reflecting actual increases in the State’s medical and dental costs between April 1, 2006 and June 30,2008. The report indicates an OPEB actuarial accrued liability as of June 30, 2007 of up to $23.1 billion and a projected actuarial accrued liability as of June 30, 2008 of up to $24.6 billion on an unfunded basis with no valuation assets available to offset the liabilities of the plan. The interim actuarial valuation determined an employer contribution requirement for fiscal year ending June 30, 2008 of up to $1.66 billion on an unfunded basis, based on a projected unit credit actuarial cost method and level percent-of-payroll contributions. The State paid $458.4 million for eligible employees and $415.4 million for retirees for health care costs in fiscal year ending June 30, 2007. The State paid $480.0 million for eligible employees and $468.8 million for retirees for health care costs in fiscal year ending June 30, 2008. The State paid $521.9 million for eligible employees and $454.6 million for retirees for health care costs in fiscal year ending June 30, 2009.

Litigation

The State, its officers and employees, are defendants in numerous lawsuits, many of which normally occur in government operations. The final outcomes of most of these legal proceedings are not, in the opinion of the Attorney General, either individually or in the aggregate likely to have a material adverse impact on the State’s financial position. There are, however, several legal proceedings which, if decided adversely against the State either individually or in the aggregate may require the State to make material future expenditures or may impair revenue resources. It is neither possible to determine the outcome of these proceedings, either individually or in the aggregate, nor to estimate the possible effects adverse decisions may have on the future revenue sources of the State.

Local Government Debt

General. Numerous governmental units, including cities, towns and special taxing districts, issue general obligation bonds backed by their taxing power. Under the Connecticut General Statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income taxable at limited amounts.

Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

	Debt Category	Multiple
(i)	all debt other than for urban renewal projects, water pollution control projects, school building projects and funding of an unfunded past benefit obligation	2 1/4
(ii)	urban renewal projects	3 1/4
(iii)	water pollution control projects	3 3/4
(iv)	school building projects	4 1/2
(v)	funding of an unfunded past pension benefit obligation	3
(vi)	total debt, including (i), (ii), (iii), (iv) and (v) above	7

MASSACHUSETTS

Massachusetts Municipal Reserves’ ability to achieve its investment objective depends on the ability of issuers of Massachusetts Municipal Securities to meet their continuing obligations to pay principal and interest. Since the Fund invests primarily in Massachusetts Municipal Securities, the value of the Fund’s shares may be especially affected by factors pertaining to the economy of Massachusetts and other factors specifically affecting the ability of issuers of Massachusetts Municipal Securities to meet their obligations. As a result, the value of the Fund’s shares may fluctuate more widely than the value of shares of a portfolio investing in securities of issuers in a number of different states, although this risk is low for a money market fund. The ability of Massachusetts and its political subdivisions to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amount of tax and other revenues available to governmental issuers of Massachusetts Municipal Securities may be affected from time to time by economic, political and demographic conditions within Massachusetts. In addition, constitutional or statutory restrictions may limit a government’s power to raise revenues or increase taxes. The availability of federal, state and local aid to an issuer of Massachusetts Municipal Securities may also affect that issuer’s ability to meet its obligations. Payments of principal and interest on limited obligation bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political and demographic conditions in Massachusetts or a particular locality. Any reduction in the actual or perceived ability of an issuer of Massachusetts Municipal Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely affect adversely the market value and marketability of its obligations and could affect adversely the values of other Massachusetts Municipal Securities as well.

NEW YORK

The following information relates specifically to the New York Tax-Exempt Reserve of the Fund. This summary does not purport to be a comprehensive description of all relevant facts. Although the Fund has no reason to believe that the information summarized below is not correct in all material respects, such information has not been independently verified for accuracy or thoroughness. Rather, this information has been obtained from official statements, prospectuses, and other disclosure provided in connection with various securities offerings of the State of New York (“New York” or the “State”) and certain local agencies in New York available as of November 9, 2010, including the State’s Annual Information Statement (“AIS”) and available updates thereto, which AIS and periodic updates are available at the State’s Department of the Budget (“DOB”) website at www.budget.state.ny.us. Such website is not in any way incorporated into this disclosure, and the Fund does not make any representation whatsoever as to the accuracy or completeness of any of the information on such website.

In addition, all estimates and projections contained in the following information should not be construed as statements of fact. They are based on assumptions that may be affected by numerous factors and there can be no assurance that such estimates and projections will be realized or achieved.

New York State Economy.

The New York State economy appears to have emerged from recession during the first quarter of 2010 and, like the nation, experienced a solid first quarter. Strong finance and insurance sector profits for 2009 resulted in a pick-up in securities industry bonuses in the first quarter, with some spillover into the second quarter as well. However, as anticipated in the budget forecast, the State was not immune from the loss of momentum that plagued the nation during the spring and summer of 2010. The State Labor Department estimates that private sector employment fell during three of the five months from May through September 2010. Since these losses were in line with expectations, the DOB’s forecast for a decline in State employment of 0.3 percent for 2010 remains virtually unchanged. Growth for 2011 has been revised down slightly to 0.8 percent. Private sector jobs are projected to fall 0.4 percent for 2010 and grow 1.2 percent in 2011, again virtually unchanged from the forecast contained in the applicable enacted budget (the “Enacted Budget”). With financial markets taking longer to recover from the spring and summer’s volatility than anticipated, DOB has revised down its forecast for State wage growth to 4.5 percent for 2010 and 2.9 percent for 2011.

Under current law, the Federal income tax cuts implemented in 2001 and 2003 are scheduled to expire on December 31, 2010, at which point ordinary income tax rates and the rate on capital gains realizations are slated to rise, and dividend income is to return to being taxed as ordinary income. DOB’s forecast is predicated on the assumption that high-income taxpayers will behave strategically and shift bonus, dividend, and capital gains realizations income into 2010 to take advantage of the lower rates. That behavior is estimated to result in a significant increase in taxable income for the current tax year.

Consequently, the possibility that the Congress may decide to extend the lower rates represents a risk to the forecast. For example, if marginal tax rates on ordinary income remain constant, and no shifting of bonus income occurs, then New York State wages are projected to rise only 3.6 percent in 2010 and 4.8 percent in 2011.

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, credit, and equity market volatility pose a particularly large degree of uncertainty for New York. The impact of the Federal financial reform package on the profitability of the State’s finance industry is as yet unknown and consequently represents a major risk to DOB’s forecast for bonuses and income going forward. Lower bonuses than projected reduce a major segment of income subject to tax as well as cut the level of economic activity generated by the spending of those wages. Similarly, should equity markets fail to grow as anticipated, both financial sector income and taxable capital gains realizations could be negatively affected. These effects would ripple through the State economy, depressing both employment and wage growth. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The State Budget Process.

The requirements of the State budget process are set forth in Article VII of the State Constitution and the State Finance Law. The process begins with the Governor’s submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. (The submission date is February 1 in years following a gubernatorial election.) The Executive Budget must contain a complete plan of estimated available receipts and projected disbursements for the ensuing fiscal year (“Financial Plan”). The proposed Financial Plan must be balanced on a cash basis and must be accompanied by bills that: (i) set forth all proposed appropriations and reappropriations, (ii) provide for any new or modified revenue measures, and (iii) make any other changes to existing law necessary to implement the budget recommended by the Governor.

In acting on the bills submitted by the Governor, the State Legislature (the “Legislature”) has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be reconsidered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor’s veto.

Once the appropriation bills and other bills become law, DOB revises the Financial Plan to reflect the Legislature’s actions, and begins the process of implementing the budget. Throughout the fiscal year, DOB monitors actual receipts and disbursements, and may adjust the estimates in the Financial Plan. Adjustments may also be made to the Financial Plan to reflect changes in the economy, as well as new actions taken by the Governor or the Legislature. As required by the State Finance Law, the Governor updates the Financial Plan within 30 days of the close of each quarter of the fiscal year, generally issuing reports by July 30, October 30, and in January as part of the Executive Budget. The Governor is required to submit these updates to the Legislature and explain any changes from the previous Financial Plan.

Subject to approval by the Governor, the Legislature may enact additional appropriation bills or revenue measures (including tax reductions) during any regular session or, if called into session for that purpose, any special session. In the event additional appropriation bills or revenue measures are disapproved by the Governor, the Legislature has authority to override the Governor’s veto upon the vote of two-thirds of the members of each house of the Legislature. The Governor may present deficiency appropriations to the Legislature near the end of any fiscal year to supplement inadequate appropriations or to provide new appropriations for purposes not covered by the regular and supplemental appropriations.

Recent budget process reforms passed by the Legislature accelerate consensus revenue forecasting, provide for the State Comptroller to issue binding revenue forecasts when the Executive and the Legislature cannot agree, require the use of budget conference committees, and require the adoption of a balanced budget by the Legislature.

During the 2010-11 budget process, the Governor introduced an Executive Budget Financial Plan to eliminate a budget gap for 2010-11 estimated at $7.4 billion, and in February 2010, revised the estimated budget gap upward to $8.2 billion based on an updated forecast of tax receipts and proposed additional gap-closing actions accordingly. In March 2010, the estimated budget gap for 2010-11 had increased to $9.2 billion (requiring additional gap-closing actions) due to further downward revisions to tax receipts, combined with an expected budget shortfall from 2009-10 that would be carried into 2010-11. As the new fiscal year started on April 1, 2010, the State began enacting a series of interim appropriation bills to fund government operations on a short-term basis. While the State Legislature enacted the annual debt service appropriation bill for 2010-11 in March 2010, the Legislature did not complete action on all annual appropriation bills until late June 2010, and did not pass a revenue bill to complete the budget until August 3, 2010.

2010-11 Enacted Budget Financing Plan.

The State completed action on the 2010-11 budget on August 3, 2010. In accordance with State law, DOB issued the Enacted Budget Financial Plan on August 20, 2010 (the “Enacted Budget Financing Plan”), which reflected the impact of the 2010-11 budget on the multi-year operating forecast. Overall, the slowdown in economic growth has been more pronounced than expected and has contributed to lower than expected tax collections and higher than expected Medicaid costs to date. Through September 30, 2010, General Fund tax receipts were approximately $510 million below planned levels. Medicaid spending over the same period exceeded estimates by over $110 million. In addition, litigation against the State has constrained the State’s ability to collect certain taxes on Native American reservations at the levels budgeted in the Enacted Budget Financial Plan.

In light of results to date and updated program information, DOB has lowered the annual estimate for General Fund tax receipts by approximately $278 million in 2010-11, which is less than the year-to-date variance due to changes in the timing of when certain receipts are expected to be received. At the same time, DOB has increased estimated Medicaid spending by $368 million for 2010-11, and by an average of approximately $800 million annually thereafter. Lower than anticipated spending in other areas of the budget, including child welfare services and labor settlements, and the availability of resources that have materialized since the time of budget enactment, are expected to offset, in part, the tax receipts shortfall and Medicaid overruns in 2010-11.

The Enacted Budget Financial Plan included $500 million in savings from across-the-board reductions to State agency operations. In the current year, savings are expected to fall approximately $150 million below planned levels, due to implementation constraints, but to exceed budgeted savings in 2011-12 by an equivalent amount, as the full annual benefit of measures is realized.

Due to these and other revisions, which are summarized in more detail at www.budget.state.ny.us (which website, as noted above, is not in any way incorporated herein), DOB now estimates that the General Fund has a budget gap of $315 million in the current fiscal year. The projected budget gaps for 2011-12 and beyond have also grown compared to the Enacted Budget Financial Plan forecast summarized in the AIS. The Mid-Year Update to the 2010-11 Financial Plan (the “Updated Financial Plan”), which DOB issued on November 1, 2010, projects a budget gap for 2011-12, which a new gubernatorial administration must address in the Executive Budget that is due on February 1, 2011, of $9.0 billion, an increase of $850 million from the Enacted Budget Financial Plan forecast.

The Updated Financial Plan projects gaps in future years, which will be materially affected by the level of recurring actions ultimately approved to balance the 2011-12 fiscal year, of $14.6 billion in 2012-13 (an increase of $1.2 billion from the Enacted Budget Financial Plan forecast) and $17.2 billion in 2013-14 (an increase of $1.7 billion).

To address the estimated budget gap in the current year, Governor Paterson is expected to ask the Legislature to address the shortfall in a fashion similar in scope to that approved as part of the Medical Assistance Percentage (“FMAP”) contingency plan authorized in the Enacted Budget Financial Plan. Governor Paterson is expected to ask the Legislature to approve reductions beyond the level needed to eliminate the current-year budget gap, and to agree that any excess be used to fond priority initiatives, including legislation passed by the Legislature and vetoed by Governor Paterson for fiscal reasons in 2010. Based on preliminary calculations, DOB estimates that spending for State programs would need to be reduced in the range of 1.5 to 2 percent over the remainder of the fiscal year to achieve a General Fund savings target of approximately $375 million. The actual percentage reduction would depend on the scope of programs affected and the estimated cash disbursements for the remainder of the year.

There can be no assurance that the Legislature will approve any proposed reductions in planned State spending. Accordingly, the potential reductions are not included in the four-year Financial Plan projections by agency and Financial Plan category set forth in Updated Financial Plan. DOB expects to allocate the multi-year impact of any reductions approved by the Legislature in the Financial Plan projections that will accompany the Executive Budget for 2011-12.

Adjusted Annual Spending Growth.

The projections for annual spending growth are affected by both the management of payments at the end of 2009-10 and, in the case of Federal Funds and All Funds (as such terms are used in the AIS) spending, by the uncertainties concerning the timing of Federal pass-through aid. The latter consists of stimulus money derived from the American Recovery and Reinvestment Act of 2009 (“ARRA”) for a wide range of purposes that provides no gap-closing benefit, but by law must pass through the State’s Financial Plan before it reaches its beneficiary. To avoid the distorting effect of these factors, DOB has adjusted spending to (a) exclude the impact of the deferral of the $2.06 billion end-of-year school aid payment from 2009-10 into 2010-11 and (b) include $2.0 billion in Federal ARRA pass-through spending that was expected in 2009-10.

All Funds spending in 2010-11 is now projected to total $135.3 billion, an increase of $1.5 billion from the Enacted Budget Financial Plan. Higher General Fund spending, primarily for Medicaid, contributes nearly $350 million to the increase. The remaining increase since the Enacted Budget Financial Plan is mainly due to an updated estimate of Federal aid, particularly in the areas of health care, welfare, and school aid, including the new Federal Education Jobs Fund and Race to the Top program.

The annual spending growth in State Operating Funds is affected by the rapid annual increase in debt service and fringe benefits, which are difficult to control in the short-term due to existing constitutional, statutory, and contractual obligations. Together, these costs are projected to increase by over $1.0 billion in 2010-11.

Debt service on State-supported debt is projected to increase by $510 million (10.3 percent) in 2010-11, with approximately 35 percent of the growth due to the restructuring of certain transportation-related debt in 2005 that deferred substantial debt service costs until 2010-11. Overall spending from debt service funds, which includes certain non-personal service spending appropriated in the debt service budget, increases by roughly $550 million.

Spending on fringe benefits is projected to increase by $535 million, an increase of 12.5 percent. Growth in fringe benefits is due principally to increases in the State’s annual contribution to the New York State and Local Retirement System and the cost of providing health insurance for active and retired State employees. Pension costs are expected to increase by $313 million (27.1 percent) in 2010-11. The growth assumes that $242 million in State pension costs will be amortized in 2010-11, as authorized in the 2010-11 Enacted Budget.

2010-11 Projected Closing Balances.

General Fund. The General Fund is estimated to end the 2010-11 fiscal year with a balance of $1.4 billion, unchanged from the Enacted Budget Financial Plan. The closing balance depends on successful implementation of actions to eliminate the estimated budget gap of $315 million without the use of existing reserves. The estimate for spending from the Community Projects Fund is based on historical patterns and may be lower in 2010-11 as a result of the Governor’s vetoes of member-item reappropriations.

The estimated closing balance includes $1.0 billion in the State’s Tax Stabilization Reserve, which can be used to finance an unanticipated deficit at the end of the fiscal year, $175 million in the Rainy Day Reserve, which can be used if certain economic criteria are met, $85 million in the Community Projects Fund, which is reserved to finance existing “member item” initiatives, $73 million for debt management purposes, and $21 million in the Contingency Reserve for litigation risks.

All Governmental Funds. DOB projects the State will end the 2010-11 fiscal year with a balance of $3.5 billion in All Governmental Funds. The balance consists of $1.4 billion in the General Fund, $1.7 billion in State Special Revenue Funds, $422 million in Federal Operating Funds, $364 million in Debt Service Funds and a negative balance of $275 million in Capital Projects Funds. The year-end balance depends on successful implementation of actions to eliminate the current-year gap.

The balances held in State Special Revenue Funds include moneys designated to finance existing or potential commitments, or funds that are restricted or dedicated for specified statutory purposes. The largest balances in the State Special Revenue Funds include moneys on hand to finance future costs for State University programs, operating assistance for transportation programs, and various programs financed from the assessments associated with the State’s regulation of various industries. The remaining fund balances are held in numerous funds, primarily the Miscellaneous Special Revenue Fund, and accounts that support a variety of programs, including public health, general government, and public safety. The reduction in Special Revenue Fund balances from the Enacted Budget Financial Plan is mainly attributable to additional SUNY hospital spending and for adjustments to several funds and accounts based on updated results.

Balances in Federal Operating Funds reflect timing differences between disbursements and Federal reimbursement. The timing of spending on ongoing, multi-year capital projects in advance of reimbursement from bond proceeds accounts for routine loans (or negative balances) in Capital Funds. Balances in Debt Service Funds represent funds set aside to finance debt service costs pursuant to legal obligations set forth in bond resolutions.

The AIS presents the State’s multi-year projections for receipts and disbursements based on the Updated Financial Plan. State law requires the Governor to submit, and the Legislature to enact, a balanced plan of receipts and disbursements on a cash-basis for the General Fund. However, approximately 40 percent of total State spending for operating purposes is accounted for outside of the General Fund and is primarily concentrated in the areas of health care, school aid, higher education, transportation and mental hygiene. Thus, the multi-year projections and growth rates are presented in the AIS on both a General Fund and State Operating Funds basis.

The multi-year forecast reflects revisions to the Enacted Budget Financial Plan based on updated assumptions concerning economic performance, revenue collections, spending patterns, and projections for the current-services costs of program activities.

In evaluating the State’s outyear operating forecast, it should be noted that the reliability of the estimates as a predictor of the State’s future financial position is likely to diminish as one moves further from the current year and budget year estimates. Accordingly, in terms of the outyear projections, 2011-12 is the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. DOB will provide quarterly revisions to its multi-year estimates, as required pursuant to State Finance Law.

Budget Gaps. In the General Fund, the projected budget gaps total approximately $9.0 billion in 2011-12, $14.6 billion in 2012-13, and $17.2 billion in 2013-14. The net operating deficits in State Operating Funds are projected at $9.1 billion in 2011-12, $14.2 billion in 2012-13, and $16.9 billion in 2013-14.

The imbalances projected for the General Fund and State Operating Funds in future years tend to be very similar. This is because the General Fund is typically the financing source of last resort for many State programs, and any imbalance in other funds that cannot be rectified by the use of existing balances is typically paid by the General Fund.

The growth in the gaps between fiscal years 2010-11 and 2011-12 is caused in large part by the expiration of Federal stimulus funding for Medicaid and education, which is expected to result in approximately $5.4 billion in costs reverting to the General Fund, starting in 2011-12. The annual growth in the gap is also affected by the sunset, at the end of calendar year 2011, of the temporary personal income tax increase enacted in 2009-10, which is expected to reduce 2011-12 receipts by more than $1 billion from 2010-11 levels.

Spending. General Fund spending is projected to grow at an average annual rate of 12.8 percent from 2010-11 through 2013-14. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures after June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the expected loss of temporary Federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in 2010-11 and the first quarter of 2011-12, General Fund spending grows at approximately 8.7 percent on a compound annual basis.

The 2010-11 estimate is adjusted to exclude $2.1 billion in school aid payments that were budgeted in 2009-10 but paid in 2010-11.

State Operating Funds spending is projected to grow at an average annual rate of 9.8 percent through 2013-14. For both the General Fund and State Operating Funds, spending growth is driven by Medicaid, education, pension costs, employee and retiree health benefits, and social services programs.

The spending projections do not incorporate any estimate of potential new actions to control spending in the current year or future years; any potential continuation of Federal stimulus aid beyond the first quarter of fiscal year 2011-12; and any costs for future collective bargaining agreements beyond the April 1, 2011, expiration of the current four-year contracts for most unions. For the first time, the forecast includes an initial estimate of the effect of national health care reform on State health care costs.

Receipts. State tax receipts are projected to grow at an average annual rate of 4.3 percent from 2010-11 through 2013-14. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010. Receipts growth is affected by the tax changes approved in the Enacted Budget, as well as in prior fiscal years, and by tax compliance and anti-fraud efforts. These factors are expected to continue to enhance expected receipt growth through 2013-14.

Total disbursements for 2010-11 have been restated to exclude the $2.1 billion in school aid that was planned for March 2010 but paid in June 2010.

Grants to Local Governments.

Medicaid (Department of Health). The State’s share of Medicaid is financed with a combination of General Fund and Health Care Reform Act (“HCRA”) resources. Local governments are also required to share in the costs of the program. The Federal government is financing an additional share of Medicaid costs for October 2008 through June 30, 2011, which temporarily lowers the State’s costs for the program.

Medicaid growth over the plan period is affected by estimates of increasing Medicaid enrollment, rising costs of provider health care services (particularly in managed care), and higher levels of utilization, as well as the expiration of the temporarily enhanced levels of Federal aid. The number of Medicaid recipients is expected to total 4.9 million at the end of 2010-11, an increase of 5.9 percent from the 2009-10 caseload of 4.5 million.

The expiration of the enhanced FMAP share substantially increases State-funded spending for Medicaid in 2011-12. However, even after adjusting for the impact of enhanced FMAP, State spending for Medicaid is expected to grow significantly over the multi-year Financial Plan, increasing at an average annual rate of 9.6 percent, from $15.9 billion in 2010-11 to $20.9 billion in 2013-14. Overall Medicaid growth results, in part, from the takeover of local Medicaid costs under the cap, the combination of projected increases in service utilization, and medical care cost inflation that affects nearly all categories of service (e.g., hospitals, nursing homes), as well as rising enrollment levels.

In addition, the payment of an extra weekly cycle to providers adds an estimated $400 million in 2011-12.

School Aid. School aid spending includes foundation aid, Universal Pre-Kindergarten (“UPK”), and expense-based aids such as building aid, transportation aid, and special education aids. School aid spending is supported by the General Fund, as well as lottery revenues, including Video Lottery Terminals (“VLTs”). On a school year basis, school aid is projected to grow at an average annual rate of 10.5 percent, from $21.2 billion in 2010-11 to $28.6 billion in 2013-14.

Growth in 2011-12 is primarily due to the elimination of the one-time gap elimination adjustment, increases in expense-based aids and the phase-in of foundation aid over a seven-year period. Growth in 2012-13 and beyond is primarily due to increases in foundation aid and UPK increases in expense-based aids such as building aid and transportation aid.

On a State fiscal-year basis, school aid spending is projected to grow on average $2.7 billion annually from 2011-12 to 2013-14.

Over the multi-year Financial Plan period, revenues available to finance school aid from core lottery sales are expected to increase nominally. Revenues from VLTs in 2010-11 reflect the $380 million one-time franchise payment received by the State in September 2010 from the sale of VLT development rights at Aqueduct racetrack. Revenues from VLTs are expected to grow in future years, augmented by the anticipated opening of a VLT facility at Aqueduct racetrack by October 2011.

Mental Hygiene. Mental hygiene spending (excluding capital and debt service) is projected to grow by approximately $270 million annually (7 percent), reaching a total of $4.3 billion in 2013-14. Sources of operating growth include: increases in the projected State share of Medicaid costs; projected expansion of the various mental hygiene service systems, including increases primarily associated with the Office for People with Developmental Disabilities’ NYS-CARES program; the New York/New York III Supportive Housing agreement and community beds that are currently under development in the Office of Mental Health, as well as additional funds for supported housing beds and associated support services pursuant to a Federal district court decision; and several chemical dependence treatment and prevention initiatives in Office of Alcoholism and Substance Abuse Services, including treatment costs associated with recent reforms to the Rockefeller drug laws.

Social Services. The State share of Office of Children and Family Services spending is expected to grow by approximately $200 million annually through 2013-14, primarily driven by growth in local claims-based programs. Office of Temporary and Disability Assistance spending is projected to increase by $559 million from $1.2 billion in 2010-11 to $1.7 billion by 2013-14, due to the anticipated loss of Temporary Assistance for Needy Families Emergency Contingency Fund grants that were used to support public assistance costs that would otherwise have been paid for with State resources.

State Operations.

Growth in State Operations spending over the multi-year Updated Financial Plan is concentrated in agencies that operate large facilities, such as SUNY, Corrections, and the mental hygiene agencies, as well as the Judiciary. The main causes of growth include expiration of the enhanced FMAP that lowers State costs for portions of mental hygiene spending, the timing of outstanding labor agreements, inflationary increases in operating costs, and ongoing initiatives, including the civil commitment program for sexual offenders, and medical and pharmacy costs in the areas of mental hygiene and corrections.

Personal Service.

Personal service spending includes wages and compensations for overtime, holiday and temporary services. It does not include fringe benefits that are accounted for under General State Charges. Personal service spending increases reflect the impact of settled labor contracts, salary adjustments for performance advances, longevity payments and promotions. Growth in personal service is affected by the expiration of enhanced FMAP, which temporarily reduced the State-share costs of operating the mental hygiene system.

Non-Personal Service.

Non-personal service spending represents the costs of operations other than employee wages and benefits. It includes utilities, rent, equipment, supplies and materials, telecommunications, information technology, travel, training, medical supplies, prescription drugs, and certain contractual obligations. Spending is expected to grow by an average of 4 percent annually through 2013-14, and is concentrated in agencies with large operational facility-based budgets.

Significant cost increases are expected for food, prescription drugs, and energy costs in State facilities (including prisons, youth facilities, and mental hygiene facilities), costs reflected of developing the new Statewide Financial System and targeted initiatives, including increasing staff to youth ratios and improving mental health services for youth residing in State-operated juvenile justice facilities.

General State Charges.

General State Charges (“GSCs”) account for the costs of fringe benefits provided to State employee and retirees of the Executive, Legislative, and Judicial branches, as well as for certain fixed costs. GSCs are projected to grow at an average annual rate of 8.3 percent from 2010-11 through 2013-14. The growth is mainly due to anticipated cost increases in pensions and health insurance for active and retired State employees.

The State’s 2010-11 Employees’ Retirement System (“ERS”) pension contribution rate as a percentage of salary is expected to grow from 12.1 percent in 2010-11 to 23.5 percent in 2013-14. The Police and Fire Retirement System pension contribution rate is expected to be 18.3 percent in 2010-11, and is projected to grow to 31.4 percent by 2013-14. In addition to savings expected from the new tier of pension benefits enacted in December 2009, the Enacted Budget authorizes the State and local governments to amortize a portion of future costs. After these savings actions, pension costs grow from $1.6 billion in 2011-12 to $2.1 billion by 2013-14.

Spending for employee and retiree health insurance costs is expected to grow at a consistently high rate through 2013-14, with annual growth reflecting estimated annual premium increases of roughly 7 percent.

Transfers to Other Funds (General Fund Basis). General Fund transfers help finance certain capital activities, the State’s share of Medicaid costs for State-operated mental hygiene facilities, debt service for bonds that do not have dedicated revenues, and a range of other activities. Increases in all other transfers reflect the need to supplement resources available for the mental hygiene system and fund the development of the State’s new financial management system.

Dedicated Highway and Bridge Trust Fund. A significant portion of the capital and operating expenses of Department of Motor Vehicles (“DMV”) are funded from the Dedicated Highway and Bridge Trust Fund (“DHBTF”). The DHBTF receives dedicated tax and fee revenue from the Petroleum Business Tax, the Motor Fuel Tax, the Auto Rental Tax, highway use taxes, transmission taxes and motor vehicle fees administered by DMV. The Financial Plan includes transfers from the General Fund that effectively subsidize the expenses of the DHBTF. The subsidy is required because the cumulative expenses of the fund — capital and operating expenses of DOT and DMV, debt service on DHBTF bonds and transfers for debt service on bonds that fund Consolidated Highway Improvement Programs and local transportation programs — exceed current and projected revenue deposits and bond proceeds. The subsidy is projected at $804 million for 2011-12, $910 million for 2012-13, and $1.0 billion in 2013-14, with continued growth thereafter.

2010-11 Receipts Forecast.

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB on a multi-year basis with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

Overview of the Revenue Situation:

•

The unsteady recovery of the national and State economies is expected to translate into receipts growth for the first time in two years. DOB anticipates that the wage growth that began early in 2010 coupled with positive corporate earnings and a projected rebound in employment later in the year should lead to positive receipts growth in 2010-11.

•

After five consecutive years of growth averaging 9.5 percent per year, base receipts slipped by 3 percent in 2008-09 and plunged another 12.3 percent in 2009-10, as the result of the recession that began in 2008.

•

The nascent recovery is expected to result in base receipts growth of 2.2 percent in 2010-11 and further improvement in 2011-12 after employment growth returns in earnest. The 2007-08 base receipts All Funds tax receipts peak is not expected to be reached again until 2011-12.

•

The return of corporate profits in general, and the financial sector profits so vital to New York’s economy in particular, are expected to result in both increases in finance and insurance sector bonuses and stepped up business tax receipts growth in 2010-11 and 2011-12.

•

The forecast assumes a shift in taxable capital gains realizations from tax year 2011 into tax year 2010 (resulting in increased 2010-11 receipts) as a result of the expected sunset of preferential Federal tax rates on capital gains on December 31, 2010. If Federal action results in complete or partial continuation of lower rates for all or a portion of taxpayers, these gains will be realized over the long run, not in 2010-11.

•

Absent the impact of high income provisions enacted in 2009 and 2010, estimated personal income tax liability plunged 16.6 percent in 2009 and is projected to increase 11.8 in 2010. The 2009 fall was the result of the continuing overall impact of the recession, and in particular, the impact on the real estate and financial sectors. The high growth rate in 2010 is due, in part, to the expected movement of wages and capital gains realizations from 2011 or later into 2010 to take advantage of expiring lower Federal tax rates. Positive wage and income growth that began in early 2010 and the employment growth anticipated to follow later in the year will also play a role.

•

After a vigorous retreat during 2008-09 and 2009-10, consumer spending on taxable goods and services should improve somewhat during 2010-11, driven by increasing disposable income, employment, and a pickup in vehicle sales after a long drought. Despite this improvement, the pre-recession sales tax collections peak will not be reached until 2011-12.

•

The bulk of the $4.1 billion (7.2 percent) increase in All Funds tax receipts from 2009-10 to 2010-11 is the result of the full-year impact of the 2009 and 2010 high income personal income tax provisions ($2.1 billion) and other actions taken in the 2010-11 Enacted Budget ($1.3 billion).

All Funds receipts are projected to total $134.3 billion, an increase of $7.5 billion over 2009-10 results. Base growth in tax receipts of 2.2 percent is estimated for 2010-11, after adjusting for law changes, and should improve further in 2011-12. These projected increases in overall base growth in tax receipts are dependent on many factors:

•	Anticipated improvements in overall economic activity, especially in New York City and surrounding counties;

•	Improving profitability and compensation gains among financial services companies;

•	Continued recovery in the overall real estate market, particularly the residential market; and

•	Increases in consumer spending as a result of wage and employment gains.

Personal Income Taxes. All Funds personal income tax receipts, which reflect gross payments minus refunds, are estimated at $36.9 billion for 2010-11, a $2.1 billion or 6.2 percent increase from the prior fiscal year. This is primarily attributable to increases in withholding of $1.9 billion and current estimated payments of $1.3 billion. These increases are due to the gradual improvement in the economy and full-year compliance with the temporary rate increase enacted in 2009. The growth in the estimated tax is also partly driven by an expected “spin up” in capital gain realizations in 2010 in anticipation of higher Federal capital gains tax rates after tax year 2010. Receipts from delinquencies are projected to increase $61 million (5.5 percent) over the prior year and final returns are projected to increase by $151 million (8.3 percent). The increase in gross receipts is partially offset by higher refunds of $1.5 billion. This increase reflects the shift of $500 million in tax year 2009 refunds from the first calendar quarter of 2010 to April 2010 for cash management purposes, plus a one-time decline in 2009-10 refunds associated with an accounting adjustment to the State-city offset. Prior year refunds received in 2010-11 for tax year 2009, which increased by $516 million to $5,502 million as a result of the recent economic downturn, also contributed to higher refunds.

User Taxes and Fees. All Funds user taxes and fees receipts for 2010-11 are estimated to be approximately $14.3 billion, an increase of $1.4 billion or 11.2 percent from 2009-10. Sales tax receipts are expected to increase by $946 million from the prior year due to a base growth increase of 6.7 percent. Due to law changes, sales tax receipts are estimated to increase by $366 million. The vast majority of the revenue ($330 million) will come from the elimination of the clothing and footwear tax exemption in 2010-11. Non-sales tax user taxes and fees are estimated to increase by $487 million from 2009-10, mainly due to an increase in the cigarette tax by $1.60 and the full enactment of the taxicab surcharge.

General Fund user taxes and fees receipts are expected to total $8.8 billion in 2010-11, an increase of $723 million or 8.9 percent from 2009-10. The increase largely reflects an increase in sales tax receipts ($678 million) and cigarette tax collections ($43 million).

All Funds user taxes and fees receipts for 2011-12 are projected to be $14.6 billion, an increase of $282 million, or 2.0 percent from 2010-11. This increase largely reflects cigarette tax law changes. General Fund user taxes and fees receipts are projected to total $9.0 billion in 2011-12, an increase of $165 million, or 1.9 percent from 2010-11.

Business Taxes. All Funds business tax receipts for 2010-11 are estimated at $7.7 billion, an increase of $233 million, or 3.1 percent from the prior year. The estimates reflect an increase of $109 million resulting from tax law changes. The deferral of certain tax credits ($100 million) and conforming the State bank tax’s bad debt provisions to the Federal provisions ($15 million) are the major tax law changes. Absent these provisions, All Funds business tax receipts are expected to increase by $124 million or 1.7 percent.

The annual increase in the corporate franchise tax of $796 million is partially offset by year-to-year decreases in the other business taxes. U.S. corporate profits are expected to increase 24.5 percent in calendar year 2010, contributing to growth of 27.9 percent in year-over-year corporate franchise tax receipts, adjusted for tax law changes. Corporation and utilities and insurance tax receipts are expected to decline modestly as trend liability growth rates in these relatively stable taxes do not surpass the acceleration of cash payments on 2010 liability into the 2009-10 fiscal year that resulted from the increase in the mandatory pre-payment from 30 percent to 40 percent.

All Funds business tax receipts for 2011-12 of $8.4 billion are projected to increase $722 million, or 9.4 percent over the prior year reflecting rebound-induced growth rates of 9.6 percent and 24.0 percent in corporate franchise tax and bank tax receipts, respectively. Fiscal year 2011-12 receipts include $423 million in tax law changes, virtually all attributable to the tax credit deferral provisions included in the Enacted Budget. Growth adjusted for tax law changes is estimated to be 5.4 percent.

General Fund business tax receipts for 2010-11 of $5.7 billion are estimated to increase by $343 million, or 6.4 percent above 2009-10 results. Business tax receipts deposited to the General Fund reflect the All Funds trends discussed above.

General Fund business tax receipts for 2011-12 of $6.3 billion are projected to increase $621 million, or 10.9 percent from the prior year. Corporate franchise tax and bank tax receipts are projected to increase 9.9 percent and 25.4 percent, respectively, as the income-based taxes continue to recover.

Other Taxes. All Funds other tax receipts for 2010-11 are estimated to be approximately $1.6 billion, up $176 million or 12.8 percent from 2009-10 receipts, reflecting growth of 5.5 percent in the real estate transfer tax receipts and 17.5 percent in the estate tax as a result of improved conditions in the equities, real estate and credit markets, combined with strong year-to-date payments from the settlement of large estates.

General Fund other tax receipts are expected to be slightly over $1.0 billion in fiscal year 2010-11, an increase of $149 million or 16.8 percent from 2009-10, due to the growth in the estate tax, partially offset by a 5.3 percent decline in the pari-mutuel tax due to the impact of reduced handle.

All Funds other tax receipts for 2011-12 are projected to be nearly $1.6 billion, up $16 million or 1.0 percent from 2010-11, reflecting modest growth in the real estate transfer tax, partially offset by a decline in estate tax receipts. General Fund other tax receipts are expected to total $989 million in fiscal year 2011-12, the result of a decrease of $45 million in estate tax receipts as increases in household net worth are more than offset by a return to a more normal level of settlements of large estates.

All Funds miscellaneous receipts include monies received from HCRA financing sources, SUNY tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. All Funds miscellaneous receipts are projected to total $23 billion in 2010-11, a decrease of $543 million from 2009-10 results, largely reflecting the impact of non-recurring and accelerated receipts to the State during 2009-10. Sources of receipts during 2009-10, which will not recur or will recur in lesser amounts, include 18-A public utility assessments ($653 million), New York Power Authority contributions ($158 million), Regional Greenhouse Gas Initiative proceeds ($90 million), and Battery Park City Authority resources ($68 million). The total annual decline in miscellaneous receipts also reflects lower bond proceeds available for mental hygiene facility capital improvement ($101 million), lower HCRA receipts ($123 million) and lower receipts from refunds, credits and reimbursements ($101 million). These annual declines were partly offset by growth in other areas, primarily to SUNY revenue growth from expansions at the three SUNY teaching hospitals, enrollment growth, and greater bond proceeds available for SUNY capital projects ($530 million), and increased lottery fund receipts ($380 million) which reflect the one-time receipt of the franchise fee for rights to develop a VLT facility at Aqueduct.

Federal grants help pay for State spending on Medicaid, temporary and disability assistance, mental hygiene, school aid, public health, and other activities. Annual changes to Federal grants generally correspond to changes in Federally-reimbursed spending. Accordingly, DOB typically plans that Federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. All Funds Federal grants are projected to total $49.5 billion in 2010-11, an increase of $4.0 billion from 2009-10 results driven by receipt of Federal ARRA monies.

General Fund miscellaneous receipts collections are estimated to be nearly $3.0 billion, down just over $1.0 billion from 2009-10 results. This decrease is primarily due to the loss of a one-time payment from the Power for Jobs Program received in 2009-10 and the timing of an 18-A assessment payment.

All Funds miscellaneous receipts are projected to total $23.2 billion in 2011-12, an increase of $215 million from the current year, largely driven by growth in HCRA receipts ($296 million), growth in bond proceeds generated for mental hygiene facility capital improvements ($151 million) and growth in SUNY income from tuition, fees, patient revenues and other income ($88 million). The projected annual growth in these sources of miscellaneous receipts is partly offset by the non-recurrence of revenues received during 2010-11 for the VLT franchise fee payment ($380 million).

All Funds Federal grants are projected to total $44.9 billion in 2011-12, a decrease of $4.6 billion from the current year, reflecting a decrease in Federal ARRA funding.

General Fund miscellaneous receipts for 2011-12 are projected to decline by $38 million from the current year, and primarily reflect the loss of certain one-time sweeps and payments expected in 2010-11. These reductions are partially offset by an upward revision to abandoned property receipts.

Enacted Budget Revenue Actions.

To preserve essential services while closing an $8.2 billion budget gap for the 2010-11 fiscal year, the Enacted Budget and separately enacted legislation authorize a number of revenue actions.

On a General Fund basis, actions in the Enacted Budget and separately enacted legislation will together increase tax or other revenue by a total of $937 million ($1.4 billion All Funds) in 2010-11.

Increased Taxes/Fee Liability (General Fund: $562 million, All Funds: $835.1 million in 2010-11):

Tax Actions. The Enacted Budget contains seven tax actions that will produce $747 million in 2010-11 All Funds revenue.

Loophole Closing Actions. The Enacted Budget contains five actions that close loopholes and ensure that tax burdens are fairly distributed. These actions are expected to produce $44.0 million in additional revenue on an All Funds basis in the 2010-11 fiscal year.

New or Increased Fees. The Enacted Budget contains new and increased legal fees as well as waste fees. These fees are expected to produce $44.1 million in revenue on an All Funds basis in the 2010-11 fiscal year.

Other Actions (General Fund: $395 million, All Funds: $560 million in 2010-11).

Tax Enforcement Actions. The Enacted Budget contains four actions that will improve tax audit and compliance activities. These actions are expected to produce $372 million in additional tax revenue on an All Funds basis in the 2010-11 fiscal year. A significant portion ($150 million) of this revenue will be generated by cigarette tax enforcement on sales by Native American tribes to non-tribal members.

Other Revenue Actions. The Enacted Budget contains five other revenue actions, including expanding Quick Draw and video lottery terminal operations, and changing dormancy periods for certain types of abandoned property among other actions. These five actions are expected to produce $152 million in revenue on a General Fund basis and $202 million on an All Funds basis in the 2010-11 fiscal year.

New or Expanded Tax Credits/Exemptions. The Enacted Budget contains five new or expanded tax credits at a cost of $15 million on an All Funds basis in the 2010-11 fiscal year.

Technical Corrections and Extenders. The Enacted Budget contains two extenders that will maintain both the pari-mutuel tax and major provisions of the bank tax, and temporary GLB provisions and five technical corrections that will amend previously enacted items. These five actions preserve current revenue or tax benefits.

New or Expanded Fines. The Enacted Budget contains two fines that help protect the State’s wetlands and mineral resources. These fines are expected to produce $1 million in revenue on an All Funds basis during the 2010-11 fiscal year.

Tax Actions:

Temporarily Reduce Sales Tax Clothing Exemption. Eliminates State sales and compensating use tax exemptions for clothing and footwear sold for less than $110 per item for the period October 1, 2010, through March 31, 2011; exempts clothing and footwear sold for less than $55 per item for the period April 1, 2011, through March 31, 2012; and restores the original exemption of $110 on April 1, 2012.

Itemized Deduction Limitation. Decreases the percentage of allowable remaining itemized deductions from 50 percent to 25 percent for taxpayers with New York adjusted gross income of $10 million or more for tax years 2010 through 2012.

Other Tobacco Products Increase. Increases the tobacco products tax to 75 percent of the wholesale price from 46 percent; increases the tax on snuff to $2.00 per ounce from $0.96 per ounce; and creates a new category under the tobacco products tax imposing a tax on “little cigars” at a rate equivalent to the cigarette tax rate.

Repeal Vendor Credit for Monthly Filers. Repeals the vendor credit for monthly sales tax filers. Quarterly and annual filers will continue to receive the credit.

Apply Sales Tax to Hotel Reseller Markup. Clarifies that room remarketers are required to collect sales and New York City occupancy taxes.

Increase Cigarette Excise Tax by $1.60 per Pack. Increases the State cigarette excise tax from $2.75 per pack to $4.35 per pack.

Add Back Federal Sales Tax Deduction. Requires itemizing taxpayers who elect to deduct sales tax instead of income tax for Federal purposes to reduce their New York itemized deductions by the amount of sales tax deducted for Federal purposes.

Loophole Closing Actions:

Treat S Corp Gains and Installment Income as Taxable for Non-Residents. Eliminates three related tax loopholes that allow non-residents to avoid taxation by converting underlying S Corporation assets to stock or receiving installment income after termination of S Corporation nexus to New York. Previously, gains on stock and such installment income were considered intangible income and were therefore not subject to tax for non-residents.

Conform to Federal Bad Debt Provisions. Conforms the State bank tax deduction for bad debts to the calculations provided for in the Internal Revenue Code for Federal tax purposes.

Define Flow-Through Entities as Taxpayers for QETC and Biofuel Credit Claims. Eliminates the ability of individual shareholders in flow-through entities (i.e. partnerships, LLCs, and S Corporations) to each claim up to the statutory cap for a taxpayer when claiming the Biofuel and QETC facilities, operations and training credits. The cap will apply to the entity, just as it does for C Corporations.

Treat Compensation for Past Services as Taxable for Non-Residents. Eliminates a tax loophole that permitted a non-resident to receive income — without paying New York taxes -for past services (e.g. termination pay) conducted during a period when their employer had a New York nexus. Such income had been nontaxable.

Make REITs/RICs Loophole Closer Permanent. Makes permanent the provisions that address the closely-held Real Estate Investment trusts and Regulated Investment Companies loophole, which would have otherwise expired on December 31, 2010.

New or Increased Fees:

Legal Fees. Establishes new and increased fees to fund civil legal services, indigent defense, and costs of court operations. A new $95 fee will be paid by plaintiffs (banks and credit card companies) in consumer credit cases. A new $500 “credentialing” fee will be paid by persons who sit for the bar examination and were educated outside the country. A new $190 fee will be charged at the time the index fee is paid in a foreclosure action. The criminal history search fee, which is paid when the Office of Court Administration performs background checks, will be raised from $55 to $65. The biennial bar registration fee will be raised from $350 to $375.

Hazardous Waste Fees. Amends Environmental Conservation Law to consolidate two separate sliding-scale fees paid by hazardous waste generators into a single fee of $130 per ton.

E-Waste Fee. Establishes a statewide electronic equipment reuse and recycling program. It will require manufacturers to accept for recycling or reuse electronic waste for which it is the manufacturer from consumers in the State and accept one piece of electronic waste if offered by a consumer, with the purchase of a piece of equipment of the same type beginning April 1, 2011. It will establish registration requirements for manufacturers of covered electronic equipment sold in the State, and require each manufacturer of covered electronic equipment to register with DEC by January 1, 2011, and pay a $5,000 registration fee; and require any person who becomes a manufacturer after January 1, 2011, to register with DEC before selling or offering for sale covered electronic equipment in the State.

Tax Enforcement Actions:

Improve Audit and Compliance. The Commissioner of Taxation and Finance will increase compliance staff and re-direct department resources to generate $221 million in additional annual revenue.

Native American Tax Enforcement. Requires all cigarettes sold to Native American nations or tribes and reservation cigarette sellers to bear a tax stamp and allows the governing body of a Native American nation or tribe two options for tax-exempt sales to its tribal members.

Require Informational Returns for Credit and Debit Cards. Mirrors Federal requirements by requiring certain financial institutions to also file information returns with the State annually regarding amounts of credit/debit card settlements and third-party network transactions.

False Claims Act. Removes the exemption for tax fraud from the State False Claims Act, allowing citizens to bring legal action against tax cheats and share in the proceeds of the case if the action is successful.

Other Revenue Actions:

Tax Credit Deferral. Allows $2 million in aggregate credit at the taxpayer level for tax years 2010, 2011, and 2012. The total amount of credits deferred under this proposal will be paid back to taxpayers over tax years 2013, 2014, and 2015. This provision affects personal income and corporate income taxpayers. The credits impacted are business-related credits. Personal income tax credits such as the child credit and EITC are excluded.

Change Abandoned Property Dormancy Periods. Reduces the dormancy period for receipts from unclaimed goods from five to three years and non-bank money orders seven to five years.

Repeal Private Label Credit Card Law. Repeals Tax Law §1132(e-l), which allowed private label credit card lenders, as well as vendors who use private label credit card lenders to finance their credit card sales, to claim a sales tax credit or refund on accounts financed by or assigned to the lender that are written or charged off as uncollectible.

Extend VLT Hours of Operation. Increases the authorized hours of operation of VLTs from 16 to 20 hours a day but no later than 4 AM, reduces the commission rate paid to vendor tracks by one percent, and eliminates the sunset of the VLT program.

Quick Draw Hours and Sunset. Eliminates the restriction on the number of hours that the Division of the Lottery can operate the Quick Draw lottery game and makes the Lottery’s authorization to operate the game permanent.

New or Expanded Tax Credits:

Narrow Affiliate Nexus Provision. The affiliate nexus provision contained within the 2009-10 Enacted Budget is amended by narrowing the definition of a sales tax vendor by providing that certain in-State activities of an affiliate do not make the seller a vendor.

Expand the Low-Income Housing Tax Credit Program. The Commissioner of the Division of Housing and Community Renewal is authorized to allocate an additional $4 million in aggregate credit awards to taxpayers that develop qualifying housing projects for low-income New Yorkers. Credits are given in equal installments for a ten-year period. As such, the total amount of credits that will be awarded from this new authorization will be $40 million.

Historic Properties Tax Credits. Allows banks and insurance companies to claim the nonresidential tax credit and sunsets the higher residential and non-residential caps enacted in 2009 on December 31, 2014.

Livery Vehicle Sales Tax Exemption. This provision exempts transportation delivered by livery vehicles that both originates and terminates in New York City from the State and New York City sales taxes.

Extend and Expand Film Tax Credit. Provides an additional film tax credit allocation of $420 million per year for tax years 2010 through 2014, $7 million of which is dedicated to a new post-production credit. This measure also imposes various reforms to enhance the State’s return on investment. They include requirements that the recipient: conduct at least 10 percent of shooting days at a qualified facility; include an end-credit acknowledging financial support from New York State or provide a New York promotional video as part of the film or DVD release in the secondary market; ensure only purchases of taxable property and services from registered sales tax vendors are eligible in the credit calculation; ensure at least 75 percent of post-production costs are incurred in New York in order to be considered a qualified cost.

Create Excelsior Jobs Program. Establishes a new economic development program to provide incentives based on job creation, investment, and research and development expenditures in New York State. The new program maximizes the return on State investment by capping both total program and individual project costs, allowing only targeted industries to participate, and requiring substantial job and investment thresholds to be met and maintained prior to any project claiming benefits.

Technical Corrections and Extenders (these provisions have no fiscal impact over the Financial Plan period):

Extend Major Provisions of the Bank Tax and Temporary GLB Provisions. Extends for one year bank tax reform provisions from 1985 and 1987, as well as provisions that were intended to temporarily address regulatory changes from the Federal Gramm-Leach-Bliley Act.

Extend the Pari-Mutuel Tax. Extends lower Pari-Mutuel tax rates for one year. Also extends by one year the rules governing the simulcasting of out-of-state races and the authorization for account wagering.

Make Technical Corrections to the 2009-10 Enacted Budget Empire Zones Program Changes. Clarifies that the Legislature intended to decertify certain businesses retroactively to the 2008 tax year, clarifies reporting provisions, and allows qualified investment projects to claim the investment tax credit and employee incentive tax credit after June 30, 2010.

Make Technical Corrections to the 2009-10 Enforcement Provisions. Restores nonfiling as a class E felony, changes mail response requirements for taxpayer reconciliation conferences, corrects typographical error, defines contribution of aircraft from a nonresident to new subsidiary as a retail sale (and therefore taxable), and restores requirement that IDAs file a report when they appoint an agent to manage a project.

Amend the Tax on Medallion Taxicab Trip. Amends the tax on medallion taxicab rides in Metropolitan Commuter Transportation District by requiring the medallion owner to collect and remit the 50 cent per ride tax.

Real Estate Investment Trusts Technical Amendments. Clarifies that certain publicly traded real estate investment trusts (“REITs”) with fractional ownership shares in non-related United States REITs are not subject to provisions relating to “closely-held” REITs that were enacted in 2008-09.

Estate Tax Unified Credit Technical Amendment. Preserves the $1 million State unified credit for 2010 despite the expiration of the Federal estate tax.

New or Increased Fines:

Freshwater Wetlands Fines. Makes modest increases in fines and penalties, both civil and criminal, for violations of law applicable to wetlands.

Mineral Resources Fines. Makes modest increases in fines and penalties, both civil and criminal, for violations of law applicable to mineral resources.

All Funds Receipts Projections.

Financial Plan receipts comprise a variety of taxes, fees, and charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies responsible for the collection of State receipts.

All Funds receipts are projected to total $135.2 billion for 2010-11, comprising tax receipts ($61.4 billion), Federal grants ($50.6 billion) and miscellaneous receipts ($23.2 billion). The total All Funds receipts estimate of $135.2 billion represents an increase of nearly $8.5 billion (6.7 percent) above 2009-10 results. This growth is comprised of increases in Federal grants of $5.0 billion (11.1 percent) and taxes of nearly $3.8 billion (6.6 percent), which is slightly offset by decreases in miscellaneous receipts of $339 million (1.4 percent).

Total State Funds receipts are estimated at $84.6 billion, an expected increase of $3.5 billion (4.3 percent) from 2009-10 actual results. State Funds taxes are estimated to increase by nearly $3.8 billion (6.6 percent).

Total General Fund receipts, including transfers, are estimated at nearly $54.5 billion, an increase of nearly $2.0 billion (3.7 percent) from 2009-10 results. The annual increase in General Fund tax receipts is estimated at 7.3 percent. General Fund miscellaneous receipts are estimated to decrease by 26.4 percent from 2009-10 results, primarily due to the loss of one-time revenues such as payments from the Power Authority of the State of New York (“PASNY”), and the timing of payments from public utility companies made pursuant to § 18a of the Public Service Law.

After controlling for the impact of Tax Law changes, base tax revenue is estimated to increase by 2.3 percent for fiscal year 2010-11.

Fiscal Year 2011-12 Overview.

Total All Funds receipts are expected to reach nearly $134.7 billion, a decrease of $569 million (0.4 percent) from 2010-11 estimated receipts. All Funds tax receipts are projected to increase by nearly $4.1 billion (6.6 percent). All Funds Federal grants are expected to decrease by nearly $4.3 billion (8.5 percent). All Funds miscellaneous receipts are projected to decrease by $347 million (1.5 percent) over the prior year.

Total State Funds receipts are projected to be nearly $88.4 billion, an increase of close to $3.8 billion (4.5 percent) from 2010-11 estimated receipts.

Total General Fund receipts (including transfers from other funds) are projected to be nearly $57.1 billion, an increase of over $2.5 billion (4.7 percent) from 2010-11 estimated receipts. General Fund tax receipts are projected to increase by 7.1 percent from 2010-11 estimates, and General Fund miscellaneous receipts are projected to decrease by 1.4 percent.

After controlling for the impact of policy changes, base tax revenue is expected to grow by 8.1 percent for fiscal year 2011-12.

Change from Enacted Budget Financial Plan.

All Funds receipts estimates for the current fiscal year have been revised upward slightly from the Enacted Budget Financial Plan. Current year All Funds tax receipt estimates have been lowered by $343 million since the Enacted Budget Financial Plan due to reductions in personal income and user taxes partially offset by increases in business and other taxes. The decrease in personal income and user taxes represent lower expected estimated payments and consumer spending, respectively, than previously anticipated. The increase in business and other taxes is the result of better than expected estimated payments from banks, and real estate sector performance, respectively. Miscellaneous receipts have been revised upward by $204 million, while Federal grants have been revised up by nearly $1.1 billion.

General Fund receipts for fiscal year 2010-11 have been revised down by $267 million from the Enacted Budget Financial Plan, reflecting a $232 million reduction in taxes and a $35 million reduction in miscellaneous receipts.

Multi-Year Receipts.

The economic forecast calls for a gradual acceleration of the recovery in employment and wages that commenced earlier in the current fiscal year. This increases the economic base on which the outyear revenue forecast is built. Overall, receipts growth in the three fiscal years following 2011-12 is expected to grow consistently with the projected moderate growth in both the U.S. and New York economies.

All Funds tax receipts in 2012-13 are projected to reach nearly $66.4 billion, an increase of $838 million (1.3 percent) from 2011-12. All Funds tax receipts in 2013-14 are expected to increase by $3.3 billion (5.0 percent) over the prior year. General Fund tax receipts are projected to reach $42.8 billion in 2012-13 and $45.0 billion in 2013-14.

Revenue Risks.

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DOB’s forecast calls for the continuation of New York’s economic recovery. Should the speed or magnitude of this recovery be inconsistent with the current forecast, revenue collections could be affected.

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Although real estate transfer tax receipts outperformed the year-to-date Enacted Budget Financial Plan estimate, recent disclosures concerning foreclosure practices by certain banks and stricter lending policies provide risk to the estimate.

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Personal income tax estimated payments grew 9.2 percent during the first half of 2010-11 from the same period one year ago, but fell $100 million short of the Enacted Budget Financial Plan for this period. This represents a risk for the remainder of the fiscal year as a significant portion of estimated payments is due during December and January.

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Personal income tax receipts will be affected by how employers and high-income taxpayers respond to the scheduled expiration of lower Federal tax rates on high incomes, capital gains, and dividends at the end of tax year 2010.

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New York’s statute to enforce the cigarette tax on Native American sales to non-tribal members is now in litigation in Federal court, preventing the State from collecting the tax. Absent a favorable decision, $130 million in annual outyear collections are at risk.

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A disproportionately large share of audit and compliance receipts is expected during the second half of the current fiscal year. This represents a risk to the Updated Financial Plan during this period.

GAAP-Basis Financial Plans/GASB 45.

The State Budget is required to be balanced on a cash basis, which is DOB’s primary focus in preparing and implementing the State Financial Plan. State Finance Law also requires the Financial Plan be presented for informational purposes on a basis that is in accordance with generally accepted accounting principles (“GAAP”). The pro forma GAAP-basis plans model, to the extent practicable, the accounting principles applied by OSC in preparation of the annual Financial Statements.

In 2010-11, the General Fund GAAP Financial Plan shows total revenues of $46.2 billion, total expenditures of $55.8 billion, and net other financing sources of $9.5 billion, resulting in an operating deficit of $80 million, which increases the projected accumulated deficit to $3.6 billion. These results reflect the net impact of the Enacted Budget Financial Plan gap-closing actions, and the carry-forward of the cash shortfall into 2010-11.

Other Post-Employment Benefits.

Substantially all of the State’s employees may become eligible for post retirement benefits if they reach retirement while working for the State. In accordance with Statement No. 45 (“GASB 45”) of the Government Accounting Standards Board (“GASB”), the State must perform an actuarial valuation every two years for purposes of calculating other post-employment benefits (“OPEB”) liabilities. As disclosed in note 13 of the Basic Financial Statements for fiscal year 2009-10, the annual required contribution (“ARC”) represents the annual level of funding that, if set aside on an ongoing basis, is projected to cover normal costs each year and amortize any unfunded liabilities of the plan over a period not to exceed thirty years. Amounts required but not actually set aside to pay for these benefits are accumulated with interest as part of the net OPEB obligation, after adjusting for amounts previously required.

As reported in the State’s Basic Financial Statements for 2009-10, an actuarial valuation of OPEB liabilities was performed as of April 1, 2008 with results projected to April 1, 2009 for the fiscal year ended March 31, 2010. The valuation calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2010 at $55.9 billion ($46.3 billion for the State and $9.6 billion for SUNY), determined using the

Frozen Entry Age actuarial cost method, and is amortized over an open period of 30 years using the level percentage of projected payroll amortization method.

The net OPEB liability for 2009-10 totaled $3.3 billion ($2.7 billion for the State and $0.6 billion for SUNY) under the Frozen Entry Age actuarial cost method, allocating costs on a level basis over earnings. This was $2.1 billion ($1.7 billion for the State and $0.4 billion for SUNY) above the payments for retiree costs made by the State in 2009-10. This difference between the State’s PAYGO costs and the actuarially determined required annual contribution under GASB 45 reduced the State’s currently positive net asset condition at the end of 2009-10 by $2.1 billion.

The State’s actuarial consultant has provided an updated calculation of the ARC and annual OPEB costs. The updated calculation will ultimately be reflected in the financial statements for the State and SUNY for fiscal year 2010-11. The updated calculation shows the present value of the actuarial accrued total liability for benefits at $60.2 billion ($50.1 billion for the State and $10.1 billion for SUNY).

GASB does not require the additional costs to be funded on the State’s budgetary basis, and no funding is assumed for this purpose in the Updated Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis.

There is no provision in the Updated Financial Plan to pre-fund the GASB 45 liability. If such liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State’s Health Insurance Council, which consists of the Governor’s Officer of Employment Relations, Civil Service, and DOB, will continue to review this matter and seek input from the State Comptroller, the legislative fiscal committees and other outside parties. However, it is not expected that the State will alter its planned funding practices in light of existing fiscal conditions.

Special Considerations.

The Updated Financial Plan forecast is subject to many complex economic, social, financial, and political risks and uncertainties, many of which are outside the ability of the State to control. DOB believes that the projections of receipts and disbursements in the Financial Plan are based on reasonable assumptions, but there can be no assurance that actual results will not differ materially and adversely from the Updated Financial Plan projections. In recent fiscal years, actual receipts collections have fallen substantially below the levels forecast in the Financial Plan. In response, the State has, among other things, made substantial reductions in planned spending. In 2009-10, the Enacted Budget Financial Plan authorized over $6 billion in reductions from planned spending. In 2010-11, the Enacted Budget Financial Plan includes over $6.3 billion in reductions from planned spending. In addition, the State has imposed substantial reductions in planned spending by State agencies during each of the last three fiscal years. However, large budget gaps are still projected for future years.

The Updated Financial Plan is based on numerous assumptions, including the performance of the national and State economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. Other uncertainties and risks concerning the economic and receipts forecast include the impact of Federal statutory and regulatory changes concerning financial sector activities; the impact of Federal tax law changes; the impact of behavioral changes concerning financial sector bonus payouts, as well as any future legislation governing the structure of compensation; the impact of an anticipated shift in monetary policy actions on interest rates and the financial markets; the impact of financial and real estate market developments on bonus income and capital gains realizations; and the impact of household deleveraging on consumer spending and the impact of that activity on State tax collections.

Other risks include increased demand in entitlement-based and claims-based programs such as Medicaid, public assistance and general public health, above the levels anticipated in the Updated Financial Plan; potential disruptions in the municipal bond market that could affect the timing of State bond sales; and litigation against the State, including, but not limited to, potential challenges to the constitutionality of actions authorized in the budget and the outcome of a class action suit alleging discrimination in the administration of a civil service test between 1996 and 2006.

The Updated Financial Plan may be adversely affected by actions taken by the Federal government, including audits, disallowances, changes in aid levels, and changes to Medicaid rules. For example, all Medicaid claims are subject to audit and review by the Federal government. Most recently, the federal Centers for Medicare and Medicaid Services (“CMS”) requested additional information pertaining to claims for services provided to individuals in developmental centers operated by the Office for People with Developmental Disabilities (“OPWDD”). Among other information, CMS requested that the State provide a detailed description of how these daily rates are developed as well as the current upper payment limit demonstration. Although no official audit has commenced and the rates paid for these services are established in accordance with the methodology set forth in the approved State Plan, adverse action by CMS relative to these claims could jeopardize a significant amount of Federal financial participation in the Medicaid program.

There can be no assurance that the budget gaps in the current year or future years will not increase materially from current projections. If this were to occur, the State would be required to take additional gap-closing actions beyond those described in this update. These may include, but are not limited to, additional reductions in State agency operations; suspension of capital maintenance and construction; extraordinary financing of operating expenses; or other measures. In nearly all cases, the ability of the State to implement these actions requires the approval of the Legislature or other entities outside of the control of the Executive.

The Updated Financial Plan forecast contains specific transaction risks and other uncertainties including, but not limited to, the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Updated Financial Plan; and the achievement of cost-saving measures including, but not limited to, administrative savings in State agencies, including workforce management initiatives, and the transfer of available fund balances to the General Fund at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Updated Financial Plan in the current year.

An additional risk is the cost of potential collective bargaining agreements and salary increases for judges (and possibly other elected officials) that may occur in 2010-11 and beyond, for the period covering 2007-08 through 2010-11. The current round of collective bargaining agreements expire at the end of 2010-11. The Updated Financial Plan does not include any costs for potential wage increases beyond that point.

For the first time, the Updated Financial Plan includes an initial estimate of potential effects resulting from Federal Health Care Reform Legislation enacted in 2010. Starting in 2010-11 and annually thereafter, these include the loss of State pharmacy rebate revenues resulting from a Federal increase in its share of rebates on drug manufactures. In 2013-14, the State estimates a net benefit associated with expanded Medicaid benefits to newly eligible populations and an enhanced Federal matching rate for certain existing populations beginning January 2014.

Recent Operating Results and Cash Position.

The State’s cash position continues to be a substantial concern. General Fund operating results through September 2010 were marginally unfavorable compared to the Enacted Budget Financial Plan projections, and DOB now estimates a potential budget gap of $315 million in the current fiscal year.

The 2009-10 Enacted Budget provided permanent authorization for the General Fund to borrow resources temporarily from other funds in New York’s Statewide Transportation Improvement Program (“STIP”) for a period not to exceed four months or to the end of the fiscal year, whichever is shorter. Through the first six months of 2010-11, the General Fund used this authorization to meet payment obligations at times in May, June,

July, and September 2010, and ended the month of June 2010 with a negative $87 million balance. During certain months of the fiscal year, there may be substantial swings in the level of the General Fund’s daily balance due to the timing of when the State’s General Fund realizes receipts, and when the State’s payment obligations are required to be met. For example, while the State ended the month of June with a temporary STIP loan balance of $87 million, the State’s General Fund had temporarily borrowed $1.1 billion from STIP at its lowest point during that month. Similarly, while the State ended the month of September with a positive General Fund balance of $2.4 billion, the State’s General Fund temporarily borrowed $1.5 billion from STIP at its lowest point during September.

DOB expects that the General Fund will continue to rely on this temporary borrowing authority at times during the remainder of the fiscal year, with low balances expected during November and December 2010. However, the current cashflow forecast projects that the General Fund will end each month with a positive balance.

The amount of resources that can be borrowed by the General Fund is limited to the available balances in STIP, as determined by the State Comptroller (available balances include money in the State’s governmental funds, as well as certain other money). The available balances on hand in STIP have declined compared to recent years.

DOB will continue to closely monitor and manage the State’s liquidity position during the fiscal year, which may include temporarily reducing planned payments, and will continue to reserve money in advance of the upcoming quarter of debt service payments that are financed with General Fund resources. Money to pay debt service on bonds secured by dedicated receipts, including personal income tax bonds, continues to be set aside as required by law and bond covenants.

Debt Reform Cap.

Based on the revised forecasts in the Updated Financial Plan, debt outstanding and debt service costs over the plan period are expected to remain below the limits imposed by the Debt Reform Act. However, the available room under the outstanding debt cap is expected to decline from $4.2 billion in 2010-11 to $1.8 billion in 2012-13. The current projections represent a decline in projected debt capacity as compared to the Enacted Budget Financial Plan, which estimated that approximately $2.3 billion in capacity would be available in 2012-13. In part, declines in debt capacity are a product of reduced forecasts for personal income levels. The changes to the debt reform projections over the past two years demonstrate the sensitivity of the cap calculations to volatility in State personal income levels and other economic factors. Measures to further adjust capital spending and debt financing practices are expected to be taken as needed to stay within the statutory limitations.

Secured Hospital Program.

The financial position of certain hospitals that are part of the State’s Secured Hospitals Revenue Bond Program has continued to deteriorate. Currently, there are nine hospitals in the program with a total of $628 million in bonds outstanding as of October 31, 2010 and required debt service of $56.7 million due during the balance of State fiscal year 2010-11. In this program, the State is responsible for making debt service payments to bondholders if there are insufficient monies available therefor. The secured hospitals are contractually obligated to fund these payments in the first instance under their loan agreements with the Dormitory Authority. However, three hospitals are delinquent on their payment obligations, including one hospital (North General Hospital) that closed in July 2010 and is not expected to make further payments under its loan agreement to meet its debt service payments on $117 million of debt outstanding. Funds held by the Dormitory Authority in a fund not pledged to bondholders have been used to fund shortfalls to date by those hospitals that have failed to make the necessary debt service payments under their respective loan agreements. However, the resources in this fund are expected to be depleted by fiscal year 2011-12. Therefore, based upon existing circumstances, it may be necessary to use pledged reserve funds and, ultimately, for the State to make payments in the future under a contingent contractual appropriation. The annual debt service payment for the North General Hospital is $12 million annually until fiscal year 2025. Any debt service costs not covered by these delinquent hospitals, will be incorporated into the 2011-12 Executive Budget.

Future Budget Gaps.

The incremental increases in the General Fund budget gaps identified in recent quarterly updates are largely due to deviations in projected receipts from forecast. The profitability of the financial services sector has traditionally represented a significant driver of General Fund tax receipts for the State. Accordingly, uncertainties surrounding the performance of the financial services sector represent an ongoing risk to the State’s Financial Plan. However, sustained growth in spending commitments in major programs and activities over the four-year Financial Plan period is a principal contributor to the State’s long-term budget gaps. The State-financed portion of the budget has grown faster than both personal income and inflation over the past ten years, and is projected to do so over the next four years, absent measures to control spending.

State Workforce.

The State workforce directly subject to Executive control is expected to total 126,493 at the end of 2010-11, a decline of 5,248 from 2009-10 levels. This projected decline mainly reflects the continuation of statewide hiring controls, a Retirement Incentive Program, and layoffs.

In 2011-12, the workforce is expected to increase to 127,032 by year-end and is primarily due to actions impacting institutional programs. Specifically, increasing census for the Sex Offender Management and Treatment Act program, which results in more individuals being civilly confined in facilities operated by the State’s Office of Mental Health, is expected to add 224 positions; the multi-year closure plan to convert all of the State’s OPWDD Developmental Centers to community-based settings by 2014 will add 215 positions; and the planned opening of a second Residential Mental Health Unit in July 2011, expanding mental health programs associated with a private settlement agreement and staffing the new central pharmacy located in Oneida county, will add 100 positions for the State’s Department of Correctional Services.

Litigation.

The State is continually a party to numerous legal proceedings, many of which could have an adverse impact on the State’s financial condition. Pending litigation currently includes, but is not limited to, cases involving issues related to the budget, taxes, environmental matters, health care, tribal gaming, transportation, education, and the State’s prison system, all of which, if decided adversely to New York, could result in significant General Fund expenditures or otherwise impact the ability of the State to raise revenues.

New York City.

New York City (the “City”), with a population of approximately 8,400,000, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City’s total employment earnings. Additionally, the City is a leading tourist destination.

Manufacturing activity in the City is conducted primarily in apparel and printing. For each of the 1981 through 2009 fiscal years, the City’s General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles (“GAAP”), after discretionary and other transfers and except for the application of GASB Statement No. 49 (“GASB 49”), as described below. City fiscal years end on June 30 and are referred to in this disclosure by the calendar year in which they end. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by the State law without proposed tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City’s economic base.

As required by the New York State Financial Emergency Act For The City of New York (the “Financial Emergency Act” or the “Act”) and the New York City Charter (the “City Charter”), the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City’s capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City’s current financial plan projects budget balance in the 2010 and 2011 fiscal years in accordance with GAAP except for the application of GASB 49. The City’s current financial plan projects budget gaps for each of the 2012 through 2014 fiscal years. A pattern of current year balance and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved an excess of revenues over expenditures, before discretionary transfers, for each fiscal year. The City is required to submit its financial plans to the Control Board. For its normal operations, the City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be delays or reductions in State aid to the City from amounts currently projected; that State budgets for future State fiscal years will be adopted by the April 1 statutory deadline, or interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City’s cash flow or expenditures. In addition, the City has made various assumptions with respect to federal aid. Future federal actions could have adverse effects on the City’s cash flow or revenues.

The Mayor is responsible for preparing the City’s financial plan which relates to the City and certain entities that receive funds from the City, including the financial plan for the 2010 through 2013 fiscal years submitted to the Control Board on June 23, 2009 (the “June 2009 Financial Plan”), the financial plan for the 2011 through 2014 fiscal years submitted to the Control Board on June 30, 2010 (the “June 2010 Financial Plan”), and Modification No. 10-5 to the June 2009 Financial Plan and Modification No. 11-1 to the June 2010 Financial Plan submitted to the Control Board on July 13, 2010 (as so modified, the “City’s Financial Plan”). The City’s projections set forth in the City’s Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and federal aid, the impact on City revenues and expenditures of any future federal or State legislation and policies affecting the City and the cost of future labor settlements.

Implementation of the City’s Financial Plan is dependent on the City’s ability to market successfully its bonds and notes, including revenue and tax anticipation notes that it may issue under certain circumstances to finance seasonal working capital requirements. Implementation of the City’s Financial Plan is also dependent upon the ability to market the securities of other financing entities including the New York City Municipal Water Finance Authority (the “Water Authority”) and the New York City Transitional Finance Authority (“TFA”). The success of projected public sales of City, Water Authority, TFA, and other bonds and notes will be subject to prevailing market conditions. Future developments in the financial markets generally, as well as future developments concerning the City, and public discussion of such developments, may affect the market for outstanding City general obligation bonds and notes.

The City Comptroller and other agencies and public officials, from time to time, issue reports and make public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City’s financial plans. The factors affecting the City’s financial condition are complex and are not intended to be summarized in this disclosure. The economic and financial condition of the City may be affected by various financial, social, economic, geo-political, and other factors, which could have a material effect on the City.

New York City Economy. The City has a diversified economic base, with a substantial volume of business activity in the service, wholesale, and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, new media, and advertising firms. The City is a major seaport and focal point for international business. Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations. Numerous foreign-owned companies in the United States are also headquartered in the City. These firms, which have increased substantially in number over the past decade, are found in all sectors of the City’s economy, but are concentrated in trade, professional and business services, tourism and finance. The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City. A large diplomatic community exists in the City to staff the missions to the United Nations and the foreign consulates. No single assessed property in the City accounts for more than .5% of the City’s real property tax revenue.

Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s. The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001. The economic slowdown that began in 2001 as a result of the September 11 attack, a national economic recession, and a downturn in the securities industry came to an end in 2003. Subsequently, Wall Street activity, tourism, and the real estate market drove a broad based economic recovery. The City’s Financial Plan assumes that a decrease in economic activity which began in the second half of calendar year 2007 persisted through the first half of 2010 and that a gradual pickup in economic activity will occur in the second half of 2010 and in 2011.

Total personal income for City residents, unadjusted for the effects of inflation and the differential in living costs, increased from 1998 to 2008 (the most recent year for which City personal income data are available). From 1998 to 2008, personal income in the City averaged 5.3% growth, while personal income in the nation averaged 5.2% growth. After increasing by 8.9% in 2007, total personal income increased by 3.0% in 2008.

Sources of City Revenues. The City derives its revenues from a variety of local taxes, user charges, and miscellaneous revenues, as well as from federal and State unrestricted and categorical grants. State aid as a percentage of the City’s revenues has remained relatively constant over the period from 1980 to 2010, while federal aid has been sharply reduced. The City projects that local revenues will provide approximately 71.2% of total revenues in the 2011 fiscal year while federal aid, including categorical grants, will provide 10.8%, and State aid, including unrestricted aid and categorical grants, will provide 18.0%. Adjusting the data for comparability, local revenues provided approximately 60.6% of total revenues in 1980, while federal and State aid each provided approximately 19.7%. A discussion of the City’s principal revenue sources follows.

Real Estate Tax. The real estate tax is the single largest source of the City’s revenues. The City expects to derive approximately 43.1% of its total tax revenues and 26.6% of its total revenues for the 2011 fiscal year from the real estate tax. The State Constitution authorizes the City to levy a real estate tax without limit as to rate or amount (the “debt service levy”) to cover scheduled payments of the principal of and interest on indebtedness of the City. However, the State Constitution limits the amount of revenue which the City can raise from the real estate tax for operating purposes (the “operating limit”) to 2.5% of the average full value of taxable real estate in the City for the current and the last four fiscal years less interest on temporary debt and the aggregate amount of business improvement district charges subject to the 2.5% tax limitation. The City Council has adopted a distinct tax rate for each of the four categories of real property established by State legislation.

During the decade prior to fiscal year 1993, real estate tax revenues grew substantially. Because State law provides for increases in assessed values of most properties to be phased into property tax bills over five-year periods, billable assessed values continued to grow and real estate tax revenue increased through fiscal year 1993 even as market values declined during the local recession. From fiscal year 1994 through fiscal year 1997 billable assessed values declined, reflecting the impact of the protracted local recession on office vacancy rates and on office building valuations. Billable assessed value resumed slow growth in fiscal year 1998, growing 0.7%, 2.2%, 3.1%, 4.0%, 6.0%, 5.7% and 5.7% in fiscal years 1998 through 2004, respectively. For fiscal year 2005, billable assessed valuation rose by $3.8 billion to $102.4 billion. The billable assessed valuation as determined by the City Department of Finance rose to $110.0 billion, $115.1 billion, $124.5 billion, $133.0 billion and $141.8 billion for fiscal years 2006 through 2010, respectively. The Department of Finance released the final assessment roll for fiscal year 2011 on May 25, 2010. The billable assessed value rose by $5.8 billion over the 2010 assessment roll to $147.6 billion, a growth of 4.1%. With a forecast decline in the class two and class four market values combined with a deflated level of existing pipeline of deferred assessment increases yet to be phased in, the billable assessed valuations are forecast to grow by 3.5%, 1.0% and 0.8% in fiscal years 2012 through 2014, respectively.

Other Taxes. The City expects to derive 56.9% of its total tax revenues for the 2011 fiscal year from a variety of taxes other than the real estate tax, such as: (i) the 4 1/2% sales and compensating use tax, commencing August 1, 2009, in addition to the 4% sales and use tax imposed by the State upon receipts from retail sales of tangible personal property and certain services in the City and the 0.375% metropolitan transportation district surcharge imposed by the State for the Metropolitan Transit Authority (“MTA”); (ii) the personal income tax on City residents; (iii) a general corporation tax levied on the income of corporations doing business in the City; and (iv) a banking corporation tax imposed on the income of banking corporations doing business in the City. For local taxes other than the real estate tax, the City may adopt and amend local laws for the levy of local taxes to the extent authorized by the State. This authority can be withdrawn, amended or expanded by State legislation. Without State authorization, the City may impose real estate taxes to fund general operations in an amount not to exceed 2.5% of property values in the City as determined under a State mandated formula. In addition, the State cannot restrict the City’s authority to levy and collect real estate taxes in excess of the 2.5% limitation in the amount necessary to pay principal of and interest on City indebtedness. Payments by the State to the City of sales tax and stock transfer tax revenues are subject to appropriation by the State. Until the defeasance of all outstanding bonds of the Municipal Assistance Corporation For The City of New York (“MAC”) with the proceeds of Sales Tax Asset Receivable Corporation (“STARCorp.”) bonds and MAC funds in fiscal year 2005, such sales tax and stock transfer tax revenues, less State administrative costs, were made available first to MAC for payment of MAC debt service, reserve fund requirements, operating expenses, and administrative expenses of the Control Board and the Office of the State Deputy Comptroller (“OSDC”) with the balance payable to the City. Currently, sales tax and stock transfer tax revenues are payable to the City. Administrative expenses of the Control Board and OSDC, which are projected to be approximately $7 million in fiscal year 2010, and State administrative costs are deducted from sales tax revenues payable to the City. A portion of sales tax revenues payable to the City would be paid to the TFA if personal income tax revenues did not satisfy specified debt service ratios. Revenues from taxes other than the real estate tax in the 2009 fiscal year decreased by $4.012 billion, a decrease of approximately 15.8% from the 2008 fiscal year.

Miscellaneous Revenues. Miscellaneous revenues include revenue sources such as charges collected by the City for the issuance of licenses, permits and franchises, interest earned by the City on the investment of City cash balances, tuition and fees at the Community Colleges, reimbursement to the City from the proceeds of water and sewer rates charged by the New York City Water Board (the “Water Board”) for costs of delivery of water and sewer services and paid to the City by the Water Board for its lease interest in the water and sewer system, rents collected from tenants in City-owned property and from The Port Authority of New York and New Jersey (the “Port Authority”) with respect to airports, and the collection of fines. Rental income in fiscal year 2005 includes approximately $781.9 million in Port Authority payments for back rent and renegotiated lease payments for the City’s airports. Rental income in fiscal years 2006, 2007, 2008 and 2009 includes approximately $93.5 million, $98 million, $102.7 million, and $102.7 million, respectively, in Port Authority lease payments for the City airports. Fees and charges collected from the users of the water and sewer system of the City are revenues of the Water Board, a body corporate and politic, constituting a public benefit corporation, all of the members of which are appointed by the Mayor. The Water Board currently holds a long-term leasehold interest in the water and sewer system pursuant to a lease between the Water Board and the City.

Other miscellaneous revenues for fiscal years 2005, 2006, 2008, and 2009 include $68 million, $5 million, $552 million, and $145.6 million, respectively, of tobacco settlement receivables (“TSRs”) from the settlement of litigation with certain cigarette manufacturers, that were not retained by the Tobacco Settlement Asset Securitization Corporation (“TSASC”) for debt service, trapping requirements and operating expenses or for later release to the City. Other miscellaneous revenues for fiscal years 2005 through 2009 do not include TSRs retained by TSASC for debt service, trapping requirements and operating expenses, or for later release to the City totaling $149 million, $194 million, $208 million, $79 million and $87 million, respectively. In June 2003, the downgrade of a major tobacco company below investment grade resulted in a trapping event for TSASC under its indenture pursuant to which it was required to retain a portion of the TSRs it received in a reserve account for the benefit of its bondholders. In February 2006, TSASC restructured all of its outstanding debt through the issuance of refunding bonds under an amended indenture. Pursuant to the TSASC debt restructuring, less than 40% of the TSRs are pledged to the TSASC bondholders and the remainder will flow to the City. The pledged TSRs will fund regularly scheduled TSASC debt service and operating expenses. Any pledged TSRs received in excess of those requirements will be used to pay the newly issued TSASC bonds. No TSRs are required to be retained or trapped for the benefit of bondholders beyond the pledged TSRs. The unpledged TSRs received in fiscal years 2006, 2007, and 2008 and funds in the trapping account were released to the City in fiscal year 2008.

Other miscellaneous revenues for fiscal year 2005 include $631 million from the refinancing of MAC debt by STARCorp. which reimbursed the City for revenues retained by MAC in fiscal years 2004 and 2005, $97.9 million from the sale of 273 taxi medallions, $44.5 million from the sale of the former headquarters of the Board of Education (“BOE”) and $39.6 million from the refund of prior year expenditures. Other miscellaneous revenues for fiscal year 2006 include a $49 million payment from the Fiscal Year 2005 Securitization Corporation, $45 million from the release of remediation funds in a trust and agency account, $11 million from the refund of prior year expenditures, $9 million from the reimbursement for landfill closure costs, and $7.9 million from the Health and Hospitals Corporation (“HHC”) for City administrative support. Other miscellaneous revenues for fiscal year 2007 include $170 million from HHC reimbursement, $141 million from the sale of 308 taxi medallions and $39 million from the refund of prior year expenditures. Other miscellaneous revenues for fiscal year 2008 include $180 million from HHC reimbursement, $25 million from asset sales, and $48 million from the sale of 109 taxi medallions. Other miscellaneous revenues for fiscal year 2009 include $71 million from HHC reimbursement, $175 million from restitution agreements, $125 million in the refund of FICA overpayments from the period 1989 through 2005 and $106 million from the refund of prior year expenditures.

Unrestricted Intergovernmental Aid. Unrestricted federal and State aid has consisted primarily of per capita aid from the State government. These funds, which are not subject to any substantial restriction as to their use, are used by the City as general support for its Expense Budget. State general revenue sharing (State per capita aid) is allocated among the units of local government by statutory formulas which take into account the distribution of the State’s population and the full valuation of taxable real property. In recent years, however, such allocation has been based on prior year levels in lieu of the statutory formula. The City received intergovernmental aid in the amount of $35 million in fiscal year 2007, $242 million in fiscal year 2008, and $327 million in fiscal year 2009, the bulk of which was State per capital aid.

Federal and State Categorical Grants. The City makes certain expenditures for services required by federal and State mandates which are then wholly or partially reimbursed through federal and State categorical grants. State categorical grants are received by the City primarily in connection with City welfare, education, higher education, health and mental health expenditures. The City also receives substantial federal categorical grants in connection with the federal Community Development Block Grant Program (“Community Development”). The federal government also provides the City with substantial public assistance, social service and education grants as well as reimbursement for all or a portion of certain costs incurred by the City in maintaining programs in a number of areas, including housing, criminal justice and health. All City claims for federal and State grants are subject to subsequent audit by federal and State authorities. Certain claims submitted to the State Medicaid program by the City are the subject of investigation by the Office of the Inspector General of the United States Department of Health and Human Services (“OIG”). The City provides a reserve for disallowances resulting from these audits which could be asserted in subsequent years. Federal grants are also subject to audit under the Single Audit Act Amendments of 1996. The City received federal and State categorical grants in the amount of $10.186 billion in fiscal year 2007, $11,421 billion in fiscal year 2008, and $12.124 billion in fiscal year 2009.

The City’s Financial Plan. The City’s expense and capital budgets for the 2010 fiscal year were adopted on June 19, 2009. The June 2009 Financial Plan, which was consistent with the City’s expense and capital budgets as adopted for the 2010 fiscal year, projected revenues and expenses for the 2010 fiscal year balanced in accordance with GAAP, except for the application of GASB 49. The June 2009 Financial Plan projected gaps of $4.9 billion, $5.0 billion, and $5.6 billion in fiscal years 2011 through 2013, respectively.

On July 13, 2010, the City submitted to the Control Board the City’s Financial Plan for the 2010 through 2014 fiscal years, which relates to the City and certain entities that receive funds from the City. The City’s Financial Plan is a modification to the June 2009 Financial Plan, as subsequently modified by the financial plans submitted to the Control Board on November 16, 2009, January 28, 2010, May 6, 2010, and June 30, 2010. The City’s Financial Plan projects revenues and expenses for the 2010 and 2011 fiscal years balanced in accordance with GAAP, except for the application of GASB 49, and projects gaps of $3.3 billion, $4.1 billion and $4.8 billion in fiscal years 2012 through 2014, respectively, after the implementation of a gap-closing program described below.

The City’s Financial Plan reflects, since the June 2009 Financial Plan, increases in projected net revenues of $2.1 billion, $606 million, $705 million, and $524 million in fiscal years 2010 through 2013, respectively. Changes in projected revenues include: (i) increases in personal income tax revenues of $890 million, $671 million, $615 million, and $587 million in fiscal years 2010 through 2013, respectively; (ii) net increases in business tax revenues of $459 million, $328 million, $230 million, and $257 million in fiscal years 2010 through 2013, respectively; (iii) decreases in real property transfer and mortgage recording tax revenues of $106 million, $117 million, $60 million, and $90 million in fiscal years 2010 through 2013, respectively; (iv) an increase of $83 million in real property tax revenues in fiscal year 2010 and decreases in real property tax revenues of $372 million, $318 million, and $436 million in fiscal years 2011 through 2013, respectively; (v) increases in sales tax revenues of $223 million, $195 million, $98 million, and $69 million in fiscal years 2010 through 2013, respectively; (vi) an increase of $285 million in tax audit revenues in fiscal year 2010; (vii) increases in commercial rent tax revenues of $58 million in fiscal year 2010 and $35 million in each of fiscal years 2011 through 2013; (viii) net increases in all other taxes of $111 million, $104 million, $84 million, and $87 million in fiscal years 2010 through 2013, respectively; (ix) increases in Battery Park City Authority joint purpose funds of $134 million and $66 million in fiscal years 2010 and 2011, respectively; (x) a decrease in revenues from the HHC of $181 million in fiscal year 2010; (xi) decreases in State aid of $327 million and $346 million in fiscal years 2010 and 2011, respectively, primarily due to the elimination of State revenue sharing and decreases in State aid of $45 million in each of fiscal years 2012 and 2013; (xii) an increase of $15 million from the elimination of the reserve for disallowances in fiscal year 2010; and (xiii) net increases in miscellaneous revenues of $414 million, $42 million, $66 million, and $60 million in fiscal years 2010 through 2013, respectively.

The City’s Financial Plan also reflects, since the June 2009 Financial Plan, a decrease in projected net expenditures of $1.1 billion in fiscal year 2010 and increases in projected net expenditures of $614 million, $255 million, and $241 million in fiscal years 2011 through 2013, respectively. Changes in projected expenditures include: (i) increases resulting from the elimination of savings from employee and retiree health insurance cost containment of $357 million, $386 million, and $418 million in fiscal years 2011 through 2013, respectively; (ii) increases resulting from the elimination of savings from pension reform of $200 million in each of fiscal years 2011 through 2013; (iii) decreases of $35 million, $190 million, $469 million, and $730 million in fiscal years 2010 through 2013, respectively, associated with the elimination of assumed 1.25% annual wage increases for the next round of collective bargaining; (iv) an increase of $187 million in fiscal year 2010 and decreases of

$561 million, $395 million, and $422 million in fiscal years 2011 through 2013, respectively, as a result of previously proposed changes to federal Medicaid participation, which are subject to the enactment of federal legislation; (v) increases in payments to HHC for deficit reduction of $167 million, $83 million, $229 million, and $300 million in fiscal years 2010 through 2013, respectively; (vi) increases in the reserve for changes in pension funding assumptions and methodology of $400 million, $150 million, and $150 million in fiscal years 2011 through 2013; (vii) decreases in labor reserves for collective bargaining of $213 million, $268 million, $336 million, and $266 million in fiscal years 2010 through 2013, respectively; (viii) increases in interfund revenue reimbursements of eligible capital costs of $74 million, $61 million, $36 million, and $36 million in fiscal years 2010 through 2013, respectively; (ix) increases of $15 million, $154 million, $111 million, and $111 million in fiscal years 2010 through 2013, respectively, as a result of decreased State aid in State budget actions; (x) the roll of $124 million of the Department of Education (“DOE”) labor reserve from fiscal year 2010 to fiscal year 2011 resulting in decreased expense in fiscal year 2010 and increased expense in fiscal year 2011; (xi) a reduction in prior year payables of $817 million and a reduction in the general reserve of $300 million in fiscal year 2010; (xii) an increase of $137 million in the general reserve in fiscal year 2011 to partially address the potential shortfall in additional federal Medicaid participation; (xiii) decreases in debt service of $170 million, $524 million, $61 million, and $33 million in fiscal years 2010 through 2013, respectively, primarily due to projected lower interest rates and refunding savings; (xiv) an increase of $395 million in fiscal year 2011 as a result of City Council restorations and initiatives; and (xv) increases in other expenses of $269 million, $368 million, $476 million, and $549 million in fiscal years 2010 through 2013, respectively.

The City’s Financial Plan also reflects, since the June 2009 Financial Plan, an increase in the provision for prepayments of future expenses of $3.6 billion in fiscal year 2010 resulting in net expenditure reductions of $3.6 billion in fiscal year 2011. In addition, the City’s Financial Plan sets forth a gap-closing program to maintain budget balance in fiscal year 2011, to increase the transfer of financial resources from fiscal year 2010 to fiscal year 2011 and to reduce previously projected gaps for each of fiscal years 2012 and 2013. The gap-closing actions include agency programs reflecting reduced agency expenditures or increased revenues totaling $489 million in fiscal year 2010, $1.2 billion in fiscal year 2011, and $1.3 billion in each of fiscal years 2012 and 2013, including proposed headcount reductions of 3,333 through either layoffs or attrition.

The City’s Financial Plan includes a total reduction of approximately $1.2 billion in fiscal years 2010 and 2011, reflecting State actions, as of the date of the City’s Financial Plan, with respect to the 2010-2011 State budget. This reduction includes the elimination of revenue sharing and reductions in other aid payments reflected above.

The City’s Financial Plan also includes the reduction in education aid of $493 million in fiscal year 2011, which will result in pedagogical headcount reductions of 2,018 through either layoffs or attrition, and the reallocation of funding from previously planned salary increases to the retention of 4,400 pedagogical positions, the elimination of which had been previously planned. In addition, although to date the State has made statutorily required aid payments to the City, no assurance can be given that State aid payments to the City will not be significantly delayed in the future.

Subsequent to the release of the City’s Financial Plan, the federal government enacted legislation extending federal Medicaid participation in an amount less than assumed in the City’s Financial Plan, which will result in increased City expenditures of $70 million, $18 million, and $88 million in fiscal years 2011 through 2013, respectively. Such federal legislation is expected to result in a reduction in State aid to the City of approximately $100 million in fiscal year 2011 beyond the State aid reductions assumed in the City’s Financial Plan. In addition, the City’s Financial Plan assumes a methodology for distribution of additional federal Medicaid funds between the City and the State, which is the subject of dispute between the City and the State. If such methodology were not implemented as assumed in the City’s Financial Plan, this could result in additional City expenditures of $154 million, $223 million, and $263 million in fiscal years 2011 through 2013, respectively, beyond those reflected above.

On September 21, 2010, the Mayor and the Director of Management and Budget of the City directed City agencies to submit spending reduction programs in controllable City-funded spending of 2.7% for the Department of Education and the uniformed forces and 5.4% for all other agencies in fiscal year 2011 and 4% for the Department of Education and uniformed forces and 8% for all other agencies in fiscal year 2012, in order to provide overall City budget relief of approximately $800 million in fiscal year 2011 and approximately $1.2 billion in fiscal year 2012. In addition, a hiring freeze was implemented. It is anticipated that hiring may resume on an agency-by-agency basis as determined by the Mayor after implementation of the spending reduction programs. It is also anticipated that the spending reduction programs, which may be achieved through reduced expenditures and/or increased recurring revenues, will be reflected in the modification to the City’s Financial Plan to be released in November 2010.

The City’s Financial Plan reflects the impact of actions by the Control Board, and the recent amendment of the Financial Emergency Act, relating to the budgetary impact of GASB 49 and the accounting treatment of pollution remediation costs. In April 2008, the Control Board, pursuant to the Financial Emergency Act, approved a phase-in of the budgetary impact of GASB 49, enabling the City to continue to finance with the issuance of bonds certain remediation costs and, consequently, to achieve balance in fiscal years 2009 and 2010 in accordance with GAAP, except in the application of GASB 49. In June 2010, the Financial Emergency Act was amended to permanently waive the budgetary impact of GASB 49 by allowing the City to include certain pollution remediation costs in its capital budget and to finance such costs with the issuance of bonds.

In July 2009, the State amended the New York City Transitional Finance Authority Act to expand the borrowing capacity of the TFA by providing that it may have outstanding $13.5 billion of Future Tax Secured Bonds (excluding such bonds issued for costs relating to the terrorist attack on the World Trade Center) and may issue additional Future Tax Secured Bonds provided that the amount of such additional bonds, together with the amount of indebtedness contracted by the City, does not exceed the debt limit of the City. As a result of this change, the City currently expects to finance through the TFA approximately half of the capital program that was previously expected to be financed with general obligation debt. Consequently, in order to more accurately reflect the debt service costs of the City’s capital program, and the trends in personal income tax revenues, the City’s Financial Plan reflects, since the June 2009 Financial Plan, the funding requirements associated with TFA Future Tax Secured Bonds as a debt service expense, and the personal income tax revenues retained by the TFA as revenues to the City.

Economic, Political, Social and Environmental Conditions.

Changes in economic, political, social or environmental conditions on a local, State, federal and/or international level may adversely affect New York’s financial condition, as well as investment risk generally. Such conditional changes may include (but are not limited to) fluctuations in business production, consumer prices or financial markets, unemployment rates, technological advancements, shortages or surpluses in natural resources or energy supplies, changes in law, social unrest, fluctuations in the crime rate, political conflict, acts of war or terrorism, environmental damage and natural disasters.